As filed with the Securities and Exchange Commission on April 12, 2018
Securities Act File No. 333-__________

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.                            ☐
Post-Effective Amendment No.                          ☐
 (Check appropriate box or boxes)
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Advent Claymore Convertible Securities and Income Fund
(Exact Name of Registrant as Specified in Charter)
888 Seventh Avenue, 31st Floor, New York, New York 10019
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)
(212) 482-1600
(Area Code and Telephone Number)
Edward C. Delk, Secretary
888 Seventh Avenue, 31st Floor,
New York, New York 10019
(Name and Address of Agent for Service)

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With copies to:
Kevin T. Hardy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

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CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common shares of beneficial interest $0.001 par value			$1,000,000	$124.50

(1)	Estimated solely for the purpose of calculating the registration fee.
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The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (“AGC”)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (“LCM”)
 ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (“AVK”)
888 Seventh Avenue, 31st Floor,
New York, New York 10019
 (212) 482-1600
, 2018
Dear Shareholder:
You are cordially invited to attend a joint annual shareholder meeting (the “Meeting”) of Advent Claymore Convertible Securities and Income Fund II (“AGC”), Advent/Claymore Enhanced Growth & Income Fund (“LCM”) and Advent Claymore Convertible Securities and Income Fund (“AVK” and, together with AGC and LCM, the “Funds,” and each, a “Fund”), to be held at the offices of the Funds’ counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036, on July 20, 2018 at 10:00 a.m. Eastern time. Before the Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds, which are described in the enclosed Joint Proxy Statement/Prospectus.
Shareholders of AVK will be asked to consider the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus: (i) the merger of each of AGC and LCM into AVK, including the issuance of additional common shares of beneficial interest of AVK (each a “Merger”), and (ii) the election of the following Trustee nominees: Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg, as Class III Trustees, to serve until AVK’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
Shareholders of AGC will be asked to consider the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus: (i) the Merger of their Fund into AVK, and (ii) the election of the following Trustee nominees: Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg, as Class III Trustees, to serve until AGC’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
Shareholders of LCM will be asked to consider the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus: (i) the Merger of their Fund into AVK, and (ii) the election of the following Trustee nominees: Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg, as Class II Trustees, to serve until LCM’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
A Merger will be consummated if AGC’s or LCM’s shareholders approve the Merger applicable to their Fund and AVK’s shareholders approve that Merger.
The Board of Trustees of each Fund believes the proposals applicable to its respective Fund is in the best interests of that Fund and its shareholders and unanimously recommends that you vote “FOR” such proposals.
The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may vote using one of the methods below by following the instructions on your proxy card:
•	By touch-tone telephone;
•	By internet;
•	By returning the enclosed proxy card in the postage-paid envelope; or
•	In person at the Meeting.
If you do not vote using one of these methods described above, you may be contacted by AST Fund Solutions, our proxy solicitor, to vote your shares over the telephone.
As always, we appreciate your support.

Sincerely,
[Signature]
Tracy V. Maitland
Trustee, Chairman, President and
 Chief Executive Officer of the Funds

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to complete the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not mark how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

, 2018
IMPORTANT INFORMATION
FOR SHAREHOLDERS OF
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (“AGC”)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (“LCM”)
 ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (“AVK”)
QUESTIONS & ANSWERS
Although we urge you to read the entire Joint Proxy Statement/Prospectus, for your convenience we have provided a brief overview of some of the important questions concerning the issues to be voted on.
Q:	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?
A:
The common shares of each Fund are listed on the New York Stock Exchange (“NYSE”), and each Fund’s Agreement and Declaration of Trust and the rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. You are receiving the Proxy Statement/Prospectus as a holder of common shares of Advent Claymore Convertible Securities and Income Fund (“AVK” or the “Acquiring Fund”), Advent Claymore Convertible Securities and Income Fund II (“AGC”) and/or Advent/Claymore Enhanced Growth & Income Fund (“LCM” and, together with AGC, each a “Target Fund” and, together with the Acquiring Fund, each a “Fund”) in connection with the Funds’ joint annual meeting of shareholders (the “Meeting”).

At the Meeting, shareholders of the Funds will vote on the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus:
1.	The Mergers of the Target Funds with the Acquiring Fund and the issuance of the Acquiring Fund’s common shares.
Shareholders of AVK: You are being asked to consider the merger (each, a “Merger”) of each Target Fund into the Acquiring Fund, including the issuance of additional common shares of beneficial interest of the Acquiring Fund.
Shareholders of AGC and LCM: You are being asked to vote on the merger of each of AGC and LCM, respectively, into the Acquiring Fund. The term “Combined Fund” will refer to AVK as the surviving Fund after a Merger or the Mergers.
A Merger will be consummated if a Target Fund’s shareholders approve the Merger with respect to that Target Fund and the Acquiring Fund’s shareholders approve the Merger with respect to that Target Fund. Each Merger is not contingent upon the approval of the other Merger. If a Merger is not consummated, then the Target Fund for which such Merger was not consummated would continue to exist and operate on a standalone basis.
2.	The election of the Trustee nominees.
Shareholders of each of AVK and AGC: To elect Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg, as Class III Trustees, to serve until the Fund’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified; and
Shareholders of LCM: To elect Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg, as Class II Trustees, to serve until the Fund’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
3.	To vote upon any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Q:	Why are the Mergers being recommended?
A:	The Board of each Fund anticipates that the Mergers will benefit the shareholders of each Fund by providing the potential for:
•	Continuity of the Funds’ overall investment objectives and strategies along with similarity of Fund policies and related risks.
•	A lower operating expense ratio than each of the Funds prior to the Mergers.
•	Greater secondary market liquidity for the Combined Fund’s common shares.
•
Less risk of portfolio disruption from short-term activist shareholders, which benefits long term shareholders and facilitates the ability of the portfolio managers to focus on a Fund’s investment objective.

•	Larger fund size, which may provide efficiencies in portfolio management.
•	Operating and administrative efficiencies from consolidation into the Combined Fund.
The Board of each Fund, including the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the applicable Merger(s), concluding that the Merger(s) is in the best interests of its Fund and that the interests of existing common shareholders will not be diluted as a result of the Merger(s). Each Board’s conclusion was based on each Trustee’s business judgment after consideration of a range of materials and factors believed to be relevant by the Board taken as a whole with respect to its Fund and the Fund’s common shareholders, although individual Trustees have placed different weight on various factors and assigned different degrees of materiality to various factors.
Because the shareholders of each Fund will vote separately on its respective Merger, there are multiple potential combinations of Mergers. The Board of each Fund as well as Fund management believe that the most likely result of the potential combinations of Mergers is the combination of all three Funds. To the extent that the Merger of one Target Fund is not completed, but the Merger of the other Target Fund is completed, any expected benefits (including estimated expense savings) expected to be realized by the Combined Fund may be reduced or may not be realized. The Board considered that either Merger of a single Target Fund into the Acquiring Fund would also result in a reduction in Total Expense Ratio of each participating Fund, although the level of expenses savings may not be as great as in the case of a Merger of all three Funds. Based on their consideration of a Merger of each Target Fund, the Board approved the Merger of either Target Fund into AVK, even if the Merger of the other Target Fund is not completed.
Q:	How do the investment objectives and policies of the Funds compare?
A:
Each Fund has similar (but not identical) investment policies. Each Fund emphasizes investments in convertible securities and non-convertible income-producing securities, combined with a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums.

Currently, AGC’s and AVK’s investment objective is, and the Combined Fund’s investment objective will be, to provide total return through a combination of capital appreciation and current income. LCM’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation.
Under normal market conditions, AGC and AVK invest, and the Combined Fund will invest, at least 80% of its Managed Assets (as defined below) in a diversified portfolio of convertible and non-convertible income-producing securities with at least 30% of its Managed Assets in convertible securities and up to 70% of its Managed Assets in non-convertible income-producing securities. Under normal market conditions, LCM invests at least 40% of its Managed Assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and may invest up to 60% of its Managed Assets in non-convertible high-yield securities.
The Target Funds are currently managed with a greater emphasis on foreign securities than AVK, including securities of issuers based in emerging markets, and have historically had a greater percentage of their assets invested in international markets and in the securities of non-U.S. issuers. Accordingly, the Target Funds are more susceptible to risks associated with such issuers and markets than AVK. As of October 31, 2017, approximately 30% of the Managed Assets of AGC, approximately 34% of the Managed Assets of LCM and approximately 13% of the Managed Assets of AVK were invested in foreign securities. As a result, on a pro forma basis as of October 31, 2017, approximately 20% of the Managed Assets of the Combined Fund would consist of foreign securities. Fund management believes that, under current market conditions, such an allocation to foreign securities is appropriate for the Combined Fund.
In the event a Merger is consummated, the Combined Fund will operate pursuant to the investment policies of AVK. See “Comparison of the Funds” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment objectives and significant investment strategies and operating policies.
Q:	Will any of the Acquiring Fund’s investment policies change?
A:
No fundamental investment policies (which are policies that may be changed only with the approval of shareholders) of AVK will change. AVK can acquire and hold all of the investments of the Target Funds in accordance with its existing investment policies. Currently, AVK and LCM are permitted to invest without limitation in illiquid securities, whereas AGC does not intend to invest more than 15% of its Managed Assets in illiquid securities (other than Rule 144A Securities). As of October 31, 2017, none of the assets of any Fund were invested in illiquid securities. Upon completion of the Mergers, AVK will adopt a non-fundamental investment policy not to invest more than 20% of its Managed Assets in illiquid securities.

Q:	How does the management of the Funds compare?
A:
Each Fund is overseen by a Board of Trustees of each Fund (each, a “Board” and, collectively, the “Boards”), comprised of the same members, and by the same officers. Advent Capital Management, LLC (“Advent”) serves as investment adviser to AVK and investment manager to AGC and LCM. In such roles, Advent is responsible for making investment decisions with respect to the investment of each Fund’s assets. Guggenheim Funds Distributors, LLC (“GFD”) serves as servicing agent to AVK. Guggenheim Funds Investment Advisers, LLC (“GFIA”), an affiliate of GFD, serves as investment adviser to AGC and LCM. Advent, GFD and GFIA are sometimes referred to herein as “Fund management” or the “Management Entities.”

Tracy V. Maitland, Chief Investment Officer and President of Advent, and Paul Latronica, Managing Director and Director of Trading of Advent, serve as portfolio managers of each Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals. Mr. Maitland and Mr. Latronica will continue to serve as portfolio managers of the Combined Fund. As a result, each Fund’s shareholders are expected to benefit from the continuing experience and expertise of the portfolio management team.
Q:	How will the Mergers affect the fees and expenses of the Funds?
A:
The Total Expense Ratio (a Fund’s annual operating expenses expressed as a percentage of its average net assets attributable to its common shares) of each Fund for the 12-month period ended October 31, 2017 and the Total Expense Ratio for the Combined Fund on a pro forma basis for the 12-month period ended October 31, 2017, reflecting estimated expense savings resulting from the consolidation of certain Fund operations, are as follows:

Total Expense Ratio (Including Interest Expense)

AGC	LCM	AVK	Pro Forma Combined Fund (AGC into AVK)	Pro Forma Combined Fund (LCM into AVK)	Pro Forma Combined Fund (Both Target Funds into AVK)
3.49%	2.87%	2.72%	2.64%	2.67%	2.63%

If the Mergers had taken place on the first day of the 12-month period ended October 31, 2017, the Funds estimate that the completion of the Mergers (assuming Mergers of both Target Funds into AVK) would have resulted in a reduction in Total Expense Ratio (Including Interest Expense) of 0.86% for AGC, 0.24% for LCM and 0.09% for the Acquiring Fund. There can be no assurance that future expenses will not increase or that any estimated expense savings for any Fund will be realized.
Each Fund is permitted to utilize leverage to the maximum extent permitted under the 1940 Act. However, AVK, AGC and the pro forma Combined Fund each utilize similar levels of leverage, as a percentage of their Managed Assets, whereas LCM utilizes a lower level of leverage. Cost of leverage can vary across Funds based on factors such as asset mix and the timing of when leverage was incurred and corresponding market rates. In addition, a Fund that utilizes greater leverage will incur more interest expense and will pay a greater management fee, as a percentage of net assets attributable to common shares, because the management fee is calculated as a percentage of Managed Assets. Therefore, in evaluating the Mergers, the Board also considered the Total Expense Ratios (Excluding Interest Expense) of each Fund for the 12-month period ended October 31, 2017 and the Total Expense Ratio (Excluding Interest Expense) for the Combined Fund on a pro forma basis for the 12-month period ended October 31, 2017 as follows:
Total Expense Ratio (Excluding Interest Expense)
AGC	LCM	AVK	Pro Forma Combined Fund (AGC into AVK)	Pro Forma Combined Fund (LCM into AVK)	Pro Forma Combined Fund (Both Target Funds into AVK)
2.09%	2.06%	1.49%	1.45%	1.48%	1.44%

If the Mergers had taken place on the first day of the 12-month period ended October 31, 2017, the Funds estimate that the completion of the Mergers (assuming Mergers of both Target Funds into AVK) would have resulted in a reduction in Total Expense Ratio (Excluding Interest Expense) of 0.65% for AGC, 0.62% for LCM and 0.05% for the Acquiring Fund. There can be no assurance that future expenses will not increase or that any estimated expense savings for any Fund will be realized.
Finally, the Board noted that as a result of tender offers conducted by the Funds in 2017, which decreased each Fund’s assets, and recent leverage refinancings by each Fund, which preceded the pending expiration or non-renewal of their prior leverage arrangements and increased the costs of leverage as a result of increases in market interest rates, the Total Expense Ratios for the 12-month period ended October 31, 2017 may not be indicative of the future expenses of the Funds. Therefore, the Board requested, and Fund management provided, projected expenses based on the assets of each Fund as of October 31, 2017 (which reflects the impact on Fund assets of each Fund’s tender offers) and the costs of leverage as of February 9, 2018 (which reflects the impact on costs of leverage of each Fund’s leverage refinancing), as follows:
(Projected Total Expense Ratio Including Interest Expense)
AGC	LCM	AVK	Pro Forma Combined Fund (AGC into AVK)	Pro Forma Combined Fund (LCM into AVK)	Pro Forma Combined Fund (Both Target Funds into AVK)
4.53%	3.84%	3.80%	3.61%	3.65%	3.60%

The Board noted that based on these projections, the completion of the Mergers (assuming Mergers of both Target Funds into AVK) would result in a reduction in the Total Expense Ratio (Including Interest Expense) of 0.93% for AGC, 0.24% for LCM and 0.20% for the Acquiring Fund. Actual expenses of the Funds may be more or less than these projections, and there can be no assurance that future expenses will not increase or that any estimated expense savings for any Fund will be realized.
Q:	How do the management fee rates of the Funds compare?
The contractual investment management, advisory and/or servicing fees (collectively, “Management and Servicing Fees”) of the Combined Fund will be identical to those of AVK, which are lower than those of AGC or LCM. The following table sets forth each Fund’s Management and Servicing Fees as a percentage of Managed Assets of the Fund. “Managed Assets” means the total assets of a Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).
	AGC	LCM	AVK	Combined Fund
GFIA Advisory Fee	0.40%	0.49%	N/A	N/A
GFD Servicing Fee	N/A	N/A	0.21%	0.21%
Advent Management Fee	0.60%	0.51%	0.54%	0.54%
Total Management and Service Fees	1.00%	1.00%	0.75%	0.75%

Q:	What happens if shareholders approve the Merger of one Target Fund but do not approve the Merger of the other Target Fund?
A:
An unfavorable vote on a proposed Merger by the shareholders of one Target Fund or the Acquiring Fund will not affect the implementation of the Merger of the other Target Fund if the other Merger is approved by the shareholders of each of the Acquiring Fund and the other Target Fund.

If the Merger of a Target Fund is not approved, that Target Fund would continue to operate as a separate fund. In such event, Fund management may recommend alternative proposals to the Board and the Board may also consider other strategic alternatives for that Target Fund.
Q:	How will the Mergers be effected?
A:
Assuming shareholders of each Fund approve the Mergers of the Target Funds, each Target Fund will merge directly with and into the Acquiring Fund. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Merger.

Shareholders of the Target Funds: You will become shareholders of the Acquiring Fund. You will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the particular Target Fund you held immediately prior to such Merger, less the applicable costs of the Merger (though you may receive cash for fractional shares).
Shareholders of the Acquiring Fund: You will remain shareholders of the Acquiring Fund, which will have additional common shares outstanding after the Mergers. The aggregate NAV of the common shares you held immediately prior to the Merger, less the applicable costs of the Mergers will not change as a result of the Mergers.
Q:	Have common shares of the Funds historically traded at a premium or discount?
A:	The common shares of each Fund have historically traded at a discount. As of March 19, 2018, each Fund traded at a discount to its respective NAV, as follows:

	AGC	LCM	AVK
Market Price	$5.70	$8.08	$15.53
Net Asset Value	$6.44	$9.05	$17.37
Discount	(11.49)%	(10.72)%	(10.59)%

To the extent a Target Fund is trading at a wider discount (or a narrower premium) than AVK at the time of its Merger, such Target Fund shareholders would have the potential for an economic benefit by the narrowing of the discount/premium. To the extent a Target Fund is trading at a narrower discount (or wider premium) than
v

the Acquiring Fund at the time of its Merger, such Target Fund shareholders may be negatively impacted if the Merger is consummated. Acquiring Fund shareholders would only benefit from a discount perspective to the extent the post-Merger discount (or premium) improves. There can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at, above or below NAV. In the Mergers, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Mergers.
Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Mergers?
A:	No. There are no sales loads or commissions in connection with the Mergers.
Q:	Who will bear the expenses of the Mergers?
A:
Regardless of whether the Mergers are completed, the costs associated with the proposed Mergers, including the costs associated with the Meeting, will be borne by the Funds. Each Fund will incur a portion of the total costs of the Mergers in proportion to each Fund’s estimated expense savings, based on the reduction in Total Expense Ratio (Excluding Interest Expense) on a pro forma basis for the 12-month period ended October 31, 2017. The total costs of the Mergers are estimated to be approximately $1,085,000, of which approximately $679,000 would be borne by AGC, approximately $305,000 would be borne by LCM and approximately $101,000 would be borne by AVK.

Because each Fund has already incurred expenses attributable to the Merger(s), as applicable, and because the Funds are responsible for paying those expenses, if each Fund’s respective shareholders do not approve their Fund’s respective Merger(s), as applicable, such Fund will continue to be responsible for the expenses already incurred arising from its proposed Merger(s), as applicable, even though its proposed action will not occur and those expenses may be material.
Neither the Funds nor the Management Entities will pay any expenses of shareholders arising out of or in connection with the Mergers (e.g., expenses incurred by the shareholder as a result of attending the Meeting, voting on the Mergers or other action taken by the shareholder in connection with the Mergers). The actual costs associated with the proposed Mergers may be more or less than the estimated costs discussed herein.
Q:	Will I have to pay any U.S. federal taxes as a result of the Mergers?
A:
Each of the Mergers is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Merger so qualifies, in general, common shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Merger (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Merger. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to any Merger.

On or prior to the closing date of the Mergers (the “Closing Date”), each of the Target Funds will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will generally be taxable to each Target Fund’s shareholders for U.S. federal income tax purposes.
The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws. See “Proposal 1: The Mergers of the Target Funds with the Acquiring Fund—U.S. Federal Income Tax Consequences of the Mergers” in the enclosed Joint Proxy Statement/Prospectus for additional information.

Q:	When are the Mergers expected to occur?
A:	Subject to the necessary shareholder approvals discussed above, it is anticipated that the Mergers will occur in the third quarter of 2018.
Q:	How does the Board of my Fund suggest that I vote?
A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” each of the Merger(s) applicable to your Fund.
Proposal 2: Election of Trustee Nominees
Q:	In light of the Merger Proposals, why are the shareholders of the Target Funds being asked to elect Board members for the Target Fund?
A:
The terms of two members of each Target Fund’s Board of Trustees expire at the 2018 annual meeting of shareholders. In the event a Merger is not completed, shareholders are being asked to elect the Trustee nominees to provide for such Target Fund’s continuing operation.

Q:	How does the Board of my Fund suggest that I vote?
A:
After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” each of the nominees of the Board of your Fund. The Board has reviewed the qualifications and backgrounds of the Board’s nominees for each Fund and believes that they are experienced in overseeing investment companies and are familiar with the Funds, their investment strategies and operations and the investment advisor and investment manager of the Funds. The Board has approved the nominees named in this Proxy Statement/Prospectus and believes their election is in your best interests as shareholders.

Miscellaneous Matters
Q:	Who is eligible to vote?
A:
Shareholders of record of each Fund at the close of business on April 17, 2018 (the “Record Date”) are entitled to be present and to vote on the applicable Proposal at the Meeting or any adjournments, postponements or delays thereof. Each common share is entitled to one vote on each Proposal on which holders of those common shares are entitled to vote. Common shares represented by duly executed proxies will be voted in accordance with your instructions.

Q:	Will my vote make a difference?
A:	Yes! Your vote is important and could make a difference in the governance of the Fund(s), no matter how many shares you own.
Q:	Who is asking for my vote?
A:
The enclosed proxy card is solicited by the Board of each Fund for use at the Meeting to be held on Friday, July 20, 2018, and, if the Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Joint Annual Meeting of Shareholders.

Q:	How do I vote my proxy?
A:
You may cast your vote by mail, phone, internet or in person at the Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

All common shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your common shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your common shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.
Broker-dealer firms holding common shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their common shares on the Proposals before the Meeting. The Funds understand that, under the rules of the NYSE, the Proposals are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your common shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.
Q:	What vote is required to approve the Mergers?
A:
Shareholder approval for each proposal requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”) of the applicable Fund. A 1940 Act Majority means the affirmative vote of either (i) 66⅔% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see “Voting Information.”

Q:	What vote is required to elect a Trustee nominee?
A:
The affirmative vote of a majority of the common shares present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present is necessary to elect a Trustee nominee. For additional information regarding voting requirements, see “Voting Information.”

Q:	Whom do I contact for further information?
A:
You may contact your financial advisor for further information. You may also call AST Fund Solutions, the Funds’ proxy solicitor, at (888) 542-7446. Representatives are available Monday through Friday, 9 a.m. to 10 p.m. Eastern time.

Q:	How do I Attend the Meeting?
A:
If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s common shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your common shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of common shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your common shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Funds’ proxy solicitor at (888) 542-7446 to obtain directions to the site of the Meeting.

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to complete the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not mark how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (“AGC”)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (“LCM”)
 ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (“AVK”)
888 Seventh Avenue, 31st Floor,
New York, New York 10019
 (212) 482-1600
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 20, 2018
Notice is hereby given that a joint annual meeting of shareholders (the “Meeting”) of Advent Claymore Convertible Securities and Income Fund II (“AGC”), Advent/Claymore Enhanced Growth & Income Fund (“LCM” and, collectively with AGC, the “Target Funds”) and Advent Claymore Convertible Securities and Income Fund (“AVK” or the “Acquiring Fund” and, collectively with the Target Funds, each, a “Fund”) will be held at the offices of the Funds’ counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036, on July 20, 2018 at 10:00 a.m. Eastern time for the following purposes:
1.	The Mergers of the Target Funds with the Acquiring Fund.
Shareholders of AGC:
Proposal 1(A): Approval of the Agreement and Plan of Merger between AGC and the Acquiring Fund (the “AGC Merger Agreement”), including the termination of AGC’s registration under the Investment Company Act of 1940 (the “1940 Act”).
Shareholders of LCM:
Proposal 1(B): Approval of the Agreement and Plan of Merger between LCM and the Acquiring Fund (the “LCM Merger Agreement,” and together with the AGC Merger Agreement, each, a “Merger Agreement”), including the termination of LCM’s registration under the 1940 Act.
Shareholders of AVK:
Proposal 1(C): Approval of the AGC Merger Agreement, including the issuance of additional common shares of the Acquiring Fund.
Proposal 1(D): Approval of the LCM Merger Agreement, including the issuance of additional common shares of the Acquiring Fund.
2.	The election of the Trustee nominees.
Shareholders of AGC and AVK:
Proposal 2(A): To elect Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg, as Class III Trustees, to serve until AGC’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
Shareholders of LCM:
Proposal 2(B): To elect Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg, as Class II Trustees, to serve until LCM’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
3.	To vote upon any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
Shareholders of record as of the close of business on April 17, 2018 are entitled to vote at the Meeting or any adjournment, postponement or delay thereof.

THE BOARD OF TRUSTEES OF EACH OF THE FUNDS (EACH, A “BOARD”) RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.
THE BOARD OF AVK UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:
-	FOR THE MERGER OF EACH TARGET FUND INTO AVK PURSUANT TO EACH MERGER AGREEMENT BETWEEN THE ACQUIRING FUND AND A TARGET FUND, INCLUDING THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND.
-	FOR THE ELECTION OF EACH OF THE TRUSTEE NOMINEES FOR AVK.
THE BOARD OF AGC UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:
-	FOR THE MERGER OF AGC INTO AVK PURSUANT TO THE AGC MERGER AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, INCLUDING THE TERMINATION OF AGC’S REGISTRATION UNDER THE 1940 ACT.
-	FOR THE ELECTION OF EACH OF THE TRUSTEE NOMINEES FOR AGC.
THE BOARD OF LCM UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:
-	FOR THE MERGER OF LCM INTO AVK PURSUANT TO THE LCM MERGER AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, INCLUDING THE TERMINATION OF LCM’S REGISTRATION UNDER THE 1940 ACT.
-	FOR THE ELECTION OF EACH OF THE TRUSTEE NOMINEES FOR LCM.
IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.
By order of each of the Board of Trustees of each Fund
[Signature]

Edward C. Delk
Secretary of the Funds
New York, New York
 , 2018

YOUR VOTE IS IMPORTANT.
PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
 THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 20, 2018.
THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
HTTPS://WWW.PROXYONLINE.COM/DOCS/ADVENT2018.PDF

THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
SUBJECT TO COMPLETION, DATED APRIL 12, 2018
JOINT PROXY STATEMENT/PROSPECTUS
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (“AGC”)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (“LCM”)
 ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (“AVK”)
888 Seventh Avenue, 31st Floor,
New York, New York 10019
 (212) 482-1600
JOINT ANNUAL MEETING OF SHAREHOLDERS
JULY 20, 2018
This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of (i) Advent Claymore Convertible Securities and Income Fund II (“AGC”), (ii) Advent/Claymore Enhanced Growth & Income Fund (“LCM” and, together with AGC, the “Target Funds”) and/or (iii) Advent Claymore Convertible Securities and Income Fund (“AVK” or the “Acquiring Fund” and, collectively with the Target Funds, each, a “Fund”). A joint annual meeting (the “Meeting”) of shareholders of AGC, LCM and AVK will be held at the offices of the Funds’ counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036, on July 20, 2018 at 10:00 a.m. Eastern time to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Board of Trustees of each of AGC, LCM and AVK (each, a “Board”), including the trustees (the “Trustees”) who are not “interested persons” of each Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), recommends that you vote your common shares of beneficial interests (“common shares”) by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is    , 2018.
The purposes of the Meeting are:
1.	The Mergers of the Target Funds with the Acquiring Fund and the issuance of the Acquiring Fund’s common shares.
Shareholders of AGC:
Proposal 1(A): Approval of an Agreement and Plan of Merger between AGC and the Acquiring Fund (the “AGC Merger Agreement”), including the termination of AGC’s registration under the 1940 Act.
Shareholders of LCM:
Proposal 1(B): Approval of an Agreement and Plan of Merger between LCM and the Acquiring Fund (the “LCM Merger Agreement”), including the termination of LCM’s registration under the 1940 Act.
Shareholders of AVK:
Proposal 1(C): Approval of the AGC Merger Agreement, including the issuance of additional common shares of the Acquiring Fund.
Proposal 1(D): Approval of the LCM Merger Agreement, including the issuance of additional common shares of the Acquiring Fund.

2.	The election of the Trustee nominees.
Shareholders of AGC and AVK:
Proposal 2(A): To elect Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg, as Class III Trustees, to serve until AGC’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
Shareholders of LCM:
Proposal 2(B): To elect Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg, as Class II Trustees, to serve until LCM’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
3. To vote upon any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
Shareholders of record as of the close of business on April 17, 2018 are entitled to vote at the Meeting or any adjournment, postponement or delay thereof.
The AGC Merger Agreement and the LCM Merger Agreement are referred to herein as the “Merger Agreements.” Each Merger Agreement that Target Fund shareholders and AVK shareholders are being asked to consider involves transactions that will be referred to in this Joint Proxy Statement/Prospectus as a “Merger.” The Fund surviving any or all Mergers is referred to herein as the “Combined Fund.”
Each of AGC, LCM and AVK is a diversified registered investment company and statutory trust organized under the laws of the State of Delaware and registered under the 1940 Act.
The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund’s shareholders.
This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of common shares of the Acquiring Fund (“Acquiring Fund Shares”). Please read it carefully and retain it for future reference. A Statement of Additional Information, dated        , 2018, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by Guggenheim Partners, LLC (“Guggenheim”) at www.guggenheiminvestments.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 (800) 345-7999. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 888 Seventh Avenue, 31st Floor, New York, New York 10019, and the telephone number is (212) 482-1600.
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.
Guggenheim updates performance information for the Funds, as well as certain other information for the Funds, on a monthly basis on its website in the “Closed-End Funds” section of www.guggenheiminvestments.com. Shareholders are advised to periodically check the website for updated performance information and other information about the Funds.
ii

The common shares of Advent Claymore Convertible Securities and Income Fund are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “AVK” and will continue to be so listed after the completion of the Mergers. The common shares of Advent Claymore Convertible Securities and Income Fund II are listed on the NYSE under the ticker symbol “AGC.” The common shares of Advent/Claymore Enhanced Growth & Income Fund are listed on the NYSE under the ticker symbol “LCM.” Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.
This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in each of the Mergers. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
 This Prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Funds plans, strategies, and goals and the Funds beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.
Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact AST Fund Solutions, the firm assisting us in the solicitation of proxies, at (888) 542-7446. Representatives are available Monday through Friday, 9 a.m. to 10 p.m. Eastern time.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Joint Proxy Statement/Prospectus is  , 2018.
iii

TABLE OF CONTENTS
PROPOSAL 1: THE MERGERS OF THE TARGET FUNDS WITH THE ACQUIRING FUND AND THE ISSUANCE OF THE ACQUIRING FUND’S COMMON SHARES	1
SUMMARY	1
The Proposed Mergers	1
Background and Reasons for the Proposed Mergers	1
Comparison of the Funds	2
Comparison of Fund Management	5
Comparison of Risks	5
Comparison of Pro Forma Historical Expenses	6
Comparison of Projected Pro Forma Expenses	8
Comparison of Performance	10
Expenses of the Merger	10
Summary of U.S. Federal Income Tax Consequences	11
Further Information Regarding the Mergers	11
INVESTMENT OBJECTIVES AND POLICIES	12
Summary of Significant Differences in the Funds’ Investment Objectives and Policies	12
Other Investment Policies	13
Fundamental Investment Restrictions	14
USE OF LEVERAGE	15
Recent Leverage Refinancing	16
Borrowings	17
Reverse Repurchase Agreements	18
Derivatives	18
Preferred Shares	19
Effects of Leverage	19
RISK FACTORS	19
Risks Related to the Mergers	19
General Risks of Investing in the Funds	20
ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE MERGERS	35
General	35
Terms of the Merger Agreements	35
Board Considerations and Recommendation	37
U.S. Federal Income Tax Consequences of the Mergers	41
Management of the Funds	43
Capitalization	45
Portfolio Turnover	46
Additional Information About the Common Shares of the Fund	46
Distributions	48
Dividend Reinvestment Plan	49
Certain Provisions of the Governing Documents	50
Voting Rights	50
Appraisal Rights	50
Legal Matters	51
Required Vote	51
Board Recommendation	51
PROPOSAL 2: TRUSTEE ELECTIONS	52
Introduction	52
Composition of the Board of Trustees	52
Board Leadership Structure	53
Board’s Role in Risk Oversight	53
Trustees and Trustee Nominees	54
Trustee Experiences, Qualifications and Skills	57
Executive Officers	58
Board Committees	58

iv

Trustee Communications	60
Trustee and Officer Beneficial Ownership of Securities	60
Board Meetings	60
Trustee Compensation	61
Independent Auditors	61
Audit Fees	61
Audit-Related Fees	61
Tax Fees	62
All Other Fees	62
Aggregate Non-Audit Fees	63
Audit Committee’s Pre-Approval Policies and Procedures	63
Required Vote	63
Board Recommendation	64
VOTING INFORMATION	65
Record Date	65
Quorum	65
Voting Requirements	65
Proxies	66
OTHER MATTERS	66
Shareholder Proposals	66
Solicitation of Proxies	67
Additional Information About the Solicitation	67
Other Matters with Respect to the Meeting	70
Privacy Principles of the Funds	70
Other Information	70
APPENDIX A FINANCIAL HIGHLIGHTS	A-1
APPENDIX B FORM OF AGREEMENT AND PLAN OF MERGER	B-1
APPENDIX C JOINT AUDIT COMMITTEE CHARTER	C-1
v

PROPOSAL 1: THE MERGERS OF THE TARGET FUNDS WITH THE ACQUIRING FUND AND THE ISSUANCE OF THE ACQUIRING FUND’S COMMON SHARES

SUMMARY
The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.
The Proposed Mergers
The Board of each Fund, including the Independent Trustees, has unanimously approved its Merger(s), including its respective Merger Agreement(s). Assuming each Fund’s shareholders approve its respective Merger(s), pursuant to the terms of the applicable Merger Agreement each Target Fund will merge directly with and into the Acquiring Fund and in connection with such Merger, the Acquiring Fund will issue additional Acquiring Fund Shares and list such common shares on the NYSE. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Merger.
In each Merger, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Merger will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Merger (although Target Fund shareholders may receive cash for their fractional common shares), less the applicable costs of such Merger including, but not limited to, the issuance of additional Acquiring Fund Shares in connection with each of the Mergers (the “Issuances”). In the Mergers, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAV, not the market value, of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Mergers.
Background and Reasons for the Proposed Mergers
The Mergers seek to combine three funds to achieve certain economies of scale and other operational efficiencies. Each Target Fund will merge directly with and into the Acquiring Fund, which will continue to exist after the merger as the Combined Fund. The Board of each Fund, based upon its evaluation of all relevant information, anticipates that the Merger would benefit shareholders of such Fund.
The Board of each Fund considered its respective Merger(s) at meetings of the Board of each Fund held on March 7, 2018 and March 14, 2018 (together, the “Board Meeting”). In preparation for the Board Meeting at which the Mergers were approved, Fund management provided the Board with information regarding the proposed Mergers, including the rationale therefor and alternatives considered to the Mergers. Based on the considerations below, the Board of each Fund, including the Independent Trustees, has determined that each Merger would be in the best interests of the applicable Fund and that the interests of the existing shareholders of the applicable Fund would not be diluted with respect to NAV as a result of the Merger. The Board of each Fund approved its respective Merger(s) and the Board of each Fund recommends that shareholders of such Fund approve its respective Merger(s).
The Board of each Fund anticipates that the Mergers will benefit the shareholders of each Fund by providing the potential for:
•	Continuity of the Funds’ overall investment objectives and strategies along with similarity of Fund policies and related risks.
•	A lower operating expense ratio than each of the Funds prior to the Mergers.
•	Greater secondary market liquidity for the Combined Fund’s common shares.

•
Less risk of portfolio disruption, from short-term activist shareholders, which benefits long term shareholders and facilitates the ability of the portfolio managers to focus on a Fund’s investment objective.

•	Larger fund size, which may provide efficiencies in portfolio management.
•	Operating and administrative efficiencies from consolidation into the Combined Fund.
For additional information regarding these and other factors considered by the Board, see “Additional Information about the Funds and the Mergers—Reasons for the Mergers.”
To the extent that the Merger of one Target Fund is not completed, but the Merger of the other Target Fund is completed, any expected benefits (including estimated expense savings) expected to be realized by the Combined Fund may be reduced or may not be realized. The Board considered that either Merger of a single Target Fund into the Acquiring Fund would also result in a reduction in the Total Expense Ratio of each participating Fund, although the level of expenses savings may not be as great as in the case of a Merger of all three Funds. Based on their consideration of a Merger of each Target Fund, the Board approved the Merger of the applicable Target Fund into AVK, even if the Merger of the other Target Fund is not completed.
The Board’s determinations were made on the basis of each Trustee’s business judgment after consideration of a range of materials and factors believed to be relevant by the Board taken as a whole with respect to its Fund and shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.
Comparison of the Funds
General. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.
Organization
Fund	Organization Date	State of Organization	Entity Type
AGC	February 26, 2007	Delaware	statutory trust
LCM	January 30, 2004	Delaware	statutory trust
AVK	February 18, 2003	Delaware	statutory trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
AGC	Unlimited	27,367,344	$0.001	None	None	NYSE
LCM	Unlimited	9,182,041	$0.001	None	None	NYSE
AVK	Unlimited	20,043,745	$0.001	None	None	NYSE

---------------------------
(1)  As of October 31, 2017
As of October 31, 2017, AGC had approximately $184.1 million in net assets and approximately $309.1 million in Managed Assets, LCM had approximately $86.8  million in net assets and approximately $121.8 million in Managed Assets and AVK had approximately $353.4 million in net assets and approximately $580.4 million in Managed Assets.

Investment Objective. Each Fund has a similar investment objective. Each of AGC and AVK seek to provide total return through a combination of capital appreciation and current income. LCM seeks current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation.
Investment Policies. Each Fund emphasizes investments in convertible securities and non-convertible income-producing securities, combined with a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums. Under normal market conditions, each of AGC and AVK invest at least 80% of its Managed Assets in a diversified portfolio of convertible and non-convertible income-producing securities with at least 30% of its Managed Assets in convertible securities and up to 70% of its Managed Assets in non-convertible income-producing securities. LCM, however, invests at least 40% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and may invest up to 60% of its managed assets in non-convertible high-yield securities. No changes are being made to AVK’s investment policies in connection with the Mergers, except the addition of a policy of investing no more than 20% of its Managed Assets in illiquid securities.
Comparison of Portfolios. Each Fund emphasizes investments in convertible securities and non-convertible income-producing securities, although certain differences exist between the allocations within the Fund’s investment policies. The following table shows the allocation of each Fund’s portfolio to various categories of investments, as a percentage of Managed Assets as of October 31, 2017.
	AGC	LCM	AVK	Pro Forma Combined Fund
Convertible Securities	45.0%	59.1%	47.8%	48.2%
Corporate Bonds	41.0%	30.6%	39.5%	39.0%
Equity Securities	9.4%	5.2%	7.7%	7.9%
Senior Floating Rate Instruments	1.2%	0.7%	1.1%	1.1%
Cash and Cash Equivalents	3.4%	4.4%	3.9%	3.8%

The Target Funds are currently managed with a greater emphasis on foreign securities than AVK, including securities of issuers based in emerging markets, and have historically had a greater percentage of their assets than AVK invested in international markets and in the securities of non-U.S. issuers. Accordingly, the Target Funds are more susceptible to risks associated with such issuers and markets than AVK. The following table shows the allocation of each Fund’s portfolio to foreign securities, as a percentage of Managed Assets as of October 31, 2017.
	AGC	LCM	AVK	Pro Forma Combined Fund
Non-US Investments	29.9%	34.0%	12.5%	20.4%

Fund management believes that, under current market conditions, such an allocation to foreign securities is appropriate for the Combined Fund.
Leverage. Each Fund may utilize leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, each Fund may utilize Financial Leverage in the form of indebtedness in an aggregate amount up to 33⅓% of the Fund’s Managed Assets (including the proceeds of such leverage) immediately after incurring such indebtedness. Under the 1940 Act, each Fund may utilize leverage in the form of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such leverage) immediately after such issuance. Each Fund may also invest in reverse repurchase agreements to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.
In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of any such transaction obligate a Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of any such transaction obligate a Fund to deliver particular securities to extinguish that Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii)

having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities).
As of October 31, 2017, the Funds had outstanding leverage as follows:
	Borrowings		Reverse Repurchase Agreements		Total Leverage
	Outstanding	Percentage of Managed Assets	Outstanding	Percentage of Managed Assets	Outstanding	Percentage of Managed Assets
AGC	$80,000,000	25.9%	$45,000,000	14.5%	$125,000,000	40.4%
LCM	$35,000,00	28.7%	N/A	N/A	$35,000,000	28.7%
AVK	$150,000,000	25.8%	$77,000,000	13.3%	$227,000,000	39.1%

See “Use Of Leverage” For additional information regarding the Funds’ use of leverage, including the refinancing of the Funds outstanding borrowings that occurred after October 31, 2017.
Distribution Policy. The Fund’s current distributions are as follows:
	Frequency	Distribution Per Share(1)	Annualized Distribution Rate on Net Asset Value(2)	Annualized Distribution Rate on Market Price(3)
AGC	Monthly	$0.047	8.76%	9.89%
LCM	Quarterly	$0.210	9.28%	10.40%
AVK	Monthly	0.1172	8.10%	9.06%

(1) Latest declared distribution.
(2) Latest declared distribution per share annualized and divided by the NAV per share as of March 19, 2018.
(3) Latest declared distribution per share annualized and divided by the share price as of March 19, 2018.
Pursuant to a standstill agreement, AVK has agreed to pay monthly distributions in an amount not less than 8.0% of AVK’s NAV based on average month-end NAV over the prior 12 months (the “Minimum Distribution Rate”), effective beginning with the May 2017 distribution and continuing for 24 months (the “Standstill Expiration”). The Combined Fund will continue to honor the Minimum Distribution Rate pursuant the Standstill Expiration. For more information about the standstill agreement, see “Additional Information About the Solicitation.”
The Combined Fund currently expects to continue to pay monthly distributions, if and when declared by the Board, in an amount representing a distribution rate similar to the current distribution rate of AVK and at least equal to the Minimum Distribution Rate. The current distribution rate of AVK, as a percentage of net asset value and market price, is less than the current distribution rate of AGC and LCM.  However, shareholders of AGC and LCM will benefit from the certainty of the Minimum Distribution Rate during the remainder of the period for which AVK has agreed to pay distributions in amounts not less than the Minimum Distribution Rate.  In addition, shareholders of LCM will benefit from the increased frequency of distributions.
The distribution level of any Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the Fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such Fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Mergers. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of the Mergers. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Mergers, will remain constant.

See “Comparison of the Funds” in this Joint Proxy Statement/Prospectus for a more detailed description of the salient differences among the Funds.
Comparison of Fund Management
Trustees and Officers. Each Fund is overseen by a Board, comprised of the same members, and by the same officers. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Each Board currently has seven Trustees, six of whom are Independent Trustees. A list of the Trustees, a brief biography for each Trustee and additional information relating to the Board are included under “Proposal 2: Trustee Elections.”
Fund Management. Advent Capital Management, LLC (“Advent”) serves as investment adviser to AVK and investment manager to AGC and LCM. In such roles, Advent is responsible for making investment decisions with respect to the investment of each Fund’s assets. Guggenheim Funds Distributors, LLC (“GFD”) serves as servicing agent to AVK. Guggenheim Funds Investment Advisers, LLC (“GFIA”), an affiliate of GFD, serves as investment adviser to AGC and LCM. Advent, GFD and GFIA are sometimes referred to herein as the “Management Entities.”
The contractual investment management, advisory and/or servicing fees paid to the Management Entities (collectively, “Management and Servicing Fees”) of the Combined Fund will be identical to those of AVK, which are lower than those of AGC or LCM. The following table sets forth each Fund’s Management and Servicing Fees as a percentage of Managed Assets of the Fund. “Managed Assets” means the total assets of a Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).
	AGC	LCM	AVK	Combined Fund
GFIA Advisory Fee	0.40%	0.49%	N/A	N/A
GFD Servicing Fee	N/A	N/A	0.21%	0.21%
Advent Management Fee	0.60%	0.51%	0.54%	0.54%
Total Management and Service Fees	1.00%	1.00%	0.75%	0.75%

Portfolio Managers. Tracy V. Maitland, Chief Investment Officer and President of Advent, and Paul Latronica, Managing Director and Director of Trading of Advent, serve as portfolio managers of each Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals. Mr. Maitland and Mr. Latronica will continue to serve as portfolio managers of the Combined Fund. As a result, each Fund’s shareholders are expected to benefit from the continuing experience and expertise of the portfolio management team.
See “Management of the Fund” in this Joint Proxy Statement/Prospectus for a more detailed description of the Funds’ Management.
Comparison of Risks
Because the Funds have substantially similar (but not identical) investment objectives and principal investment strategies, the Funds generally are subject to substantially similar investment risks. The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Most of the investment risks associated with an investment in the Acquiring Fund are substantially the same as those associated with an investment in the Target Funds. Risks that predominately affect common shares include investment and market discount risk, convertible securities risk, synthetic convertible securities risk, lower grade securities risk and leverage risk.
The Target Funds, however, are currently managed with a greater emphasis on foreign securities than AVK, including those of issuers based in emerging markets, and have historically had a greater percentage of their assets than AVK invested in international markets and in the securities of non-U.S. issuers. Accordingly, the Target Funds are more susceptible to risks associated with such issuers and markets than AVK.

As exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ common shares may trade at a discount from the Funds’ NAV. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.
Comparison of Pro Forma Historical Expenses
The following tables illustrate the anticipated reduction in the Total Expense Ratio (a Fund’s annual operating expenses expressed as a percentage of its average net assets attributable to its common shares) for the shareholder of each Fund expected as a result of the Mergers.
The table below sets forth (i) the annual expenses for each Fund for the 12-month period ended October 31, 2017; (ii) the pro forma annual expenses for the Combined Fund, assuming the Mergers of each Target Fund into AVK had taken place on the first day of the 12-month period ended October 31, 2017, which represents the most likely combination of the Mergers and the combination of the Mergers resulting in the lowest Total Expense Ratio; (iii) the pro forma annual expenses for the Combined Fund, assuming only the Merger of AGC into AVK had taken place on the first day of the 12-month period ended October 31, 2017; and (iv) the pro forma annual expenses for the Combined Fund, assuming only the Merger of LCM into AVK had taken place on the first day of the 12-month period ended October 31, 2017.
	AGC	LCM	AVK	Pro Forma Combined Fund (AGC & AVK)	Pro Forma Combined Fund (LCM & AVK)	Pro Forma Combined Fund (Both Target Funds into AVK)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(1)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None	None
Annual Expenses (as a percentage of average net assets attributable to common shares)(2)
Total Advisory, Management and Servicing Fee (3)	1.69%	1.39%	1.23%	1.21%	1.21%	1.21%
Other Expenses	0.40%	0.67%	0.26%	0.24%	0.27%	0.23%
Annual Fund Operating Expenses (Excluding Interest Expense)	2.09%	2.06%	1.49%	1.45%	1.48%	1.44%
Interest Expense (4)	1.40%	0.81%	1.23%	1.19%	1.19%	1.19%
Total Annual Fund Operating Expenses (Including Interest Expense)	3.49%	2.87%	2.72%	2.64%	2.67%	2.63%

---------------------------
(1)
No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Mergers. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)	Assumes leverage of approximately 38% of Managed Assets of the Combined Fund.
(3)
AGC pays Management and Servicing Fees of 1.00% of Managed Assets (consisting of an investment management fee to Advent in an amount equal to 0.60% of Managed Assets and an investment advisory fee to GFIA in an amount equal to 0.40% of Managed Assets). LCM pays Management and Servicing Fees of 1.00% of Managed Assets (consisting of an investment management fee to Advent in an amount equal to 0.51% of Managed Assets and an investment advisory fee to GFIA in an amount equal to 0.49% of Managed Assets). AVK pays, and the Combined Fund will pay, Management and Servicing Fees of 0.75% (consisting of an investment management fee to Advent in an amount equal to 0.54% of Managed Assets and a servicing fee to GFD in an amount equal to 0.21% of Managed Assets). Common shareholders bear the portion of the Management and Servicing Fees attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire Management and Servicing Fees.

(4)
Each Fund currently utilizes leverage in the form of borrowings and reverse repurchase agreements. Although each Fund is permitted to utilize borrowings and reverse repurchase agreements to the maximum extent permitted under the 1940 Act, as of October 31, 2017, while AVK, AGC and the pro forma Combined Fund each utilized similar levels of leverage, as a percentage of their Managed Assets, LCM utilized a lower level of leverage. A fund that utilizes greater leverage will incur more interest expense and will pay a greater advisory fee, as a percentage of net assets attributable to common shares, because the advisory fee is calculated as a percentage of Managed Assets, but is borne by common shareholders.

Each Fund is permitted to utilize leverage to the maximum extent permitted under the 1940 Act. However, AVK, AGC and the pro forma Combined Fund each utilize similar levels of leverage, as a percentage of their Managed Assets, whereas LCM utilized a lower level of leverage. Cost of leverage can vary across Funds based on factors such as asset mix and the timing of when leverage was incurred and corresponding market rates. In addition, a fund that utilizes greater leverage will incur more interest expense and will pay a greater management fee, as a percentage of net assets attributable to common shares, because the management fee is calculated as a percentage of Managed Assets. Therefore, in evaluating the Mergers, the Board also considered the Total Expense Ratios (Excluding Interest Expense) of each Fund for the 12-month period ended October 31, 2017 and the Total Expense Ratio (Excluding Interest Expense) for the Combined Fund on a pro forma basis for the 12-month period ended October 31, 2017.
Based on the pro forma expenses for the 12-month period ended October 31, 2017, the completion of the Mergers of both Target Funds into AVK would have resulted in a reduced Total Expense Ratio (Including Interest Expense) and reduced Total Expense Ratio (Excluding Interest Expense) for each Fund, as follows:

	Reduction in Total Expense Ratio (Including Interest Expense)	Reduction in Total Expense Ratio (Excluding Interest Expense)
AGC	0.86%	0.65%
LCM	0.24%	0.62%
AVK	0.09%	0.05%

There can be no assurance that future expenses will not increase or that any expense savings (if any) will be realized. Moreover, the level of expense savings (if any) will vary depending upon the combination of the proposed Mergers. Because each of the Mergers may occur whether or not the other Merger is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.
The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Merger is completed with the costs of investing in AGC, LCM and the Acquiring Fund without the Merger. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Expense Ratio (Including Interest Expenses) for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:
	1 Year	3 Years	5 Years	10 Years
AGC	$ 35	$ 107	$ 181	$ 377
LCM	$ 29	$ 89	$ 151	$ 319
AVK	$ 28	$ 84	$ 144	$ 305
Pro Forma Combined Fund (AGC into AVK)	$ 27	$ 82	$ 140	$ 297
Pro Forma Combined Fund (LCM into AVK)	$ 27	$ 83	$ 142	$ 300
Pro Forma Combined Fund (Both Target Funds into AVK)	$ 27	$ 82	$ 140	$ 296

The examples set forth above assume common shares of each Fund were owned as of the completion of the Mergers and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Comparison of Projected Pro Forma Expenses
The comparison of historical expense ratios set forth above provides a method to compare the historical expense ratios of each Fund and the pro forma Combined Fund assuming the Mergers had occurred on the first day of the 12-month period ended October 31, 2017. However, due to certain changes that have taken place with respect to the Funds, these historical Total Expense Ratios may not be indicative of the expenses that a shareholder in a Fund or the Combined Fund would experience going forward.
Specifically, each Fund conducted a tender offer in 2017 pursuant to which it repurchased a significant portion of its outstanding common shares and absorbed transaction, legal and other related costs and expenses, which had the effect of reducing its assets, leading to higher expenses as a percentage of Managed Assets. Each of AVK and AGC repurchased 15% of its outstanding common shares on September 13, 2017 and LCM repurchased 32.5% of its outstanding common shares on July 17, 2017. Because the Total Expense Ratios under “Comparison of Pro Forma Historical Expenses” are calculated based on the Funds’ average assets during the period, the impacts of these tender offers on the Funds’ expenses are not fully captured in the historical Total Expense Ratios.
Furthermore, each Fund refinanced all or a portion of its leverage after October 31, 2017 in advance of the pending expiration or non-renewal of their prior leverage arrangements. Because the refinancings occurred in a higher interest rate environment, the cost of leverage increased for each Fund. Therefore, each Fund’s Interest Expense and Total Expenses Annual Fund Operating Expenses (Including Interest Expense) will be higher going forward irrespective of the proposed Mergers.
Therefore, the Board requested, and Fund management provided, projected expense analyses reflecting the impact on Fund assets of each Fund’s tender offers and the costs of leverage giving effect to the refinancing, as follows:
Projected Annual Expenses (as a percentage of average net assets attributable to common shares)(1)
	AGC	LCM	AVK	Pro Forma Combined Fund (AGC & AVK)	Pro Forma Combined Fund (LCM & AVK)	Pro Forma Combined Fund (Both Target Funds into AVK)
Total Advisory, Management and Servicing Fee (2)	1.68%	1.41%	1.23%	1.21%	1.21%	1.21%
Other Expenses (3)	0.46%	0.88%	0.34%	0.24%	0.27%	0.23%
Annual Fund Operating Expenses (Before Interest Expense)	2.14%	2.29%	1.53%	1.45%	1.48%	1.44%
Interest Expense (4)(5)	2.40%	1.55%	2.27%	2.16%	2.16%	2.16%
Total Annual Fund Operating Expenses (Including Interest Expense)	4.54%	3.84%	3.80%	3.61%	3.64%	3.60%

(1)
Based on net assets of each Fund as of October 31, 2017. Assumes leverage of approximately 40.4% of Managed Assets of AGC, 28.8% of Managed Assets of LCM, 39.1% of Managed Assets of AVK, and 38.0% of Managed Assets of the Combined Fund.

(2)
AGC pays Management and Servicing Fees of 1.00% of Managed Assets (consisting of an investment management fee to Advent in an amount equal to 0.60% of Managed Assets and an investment advisory fee to GFIA in an amount equal to 0.40% of Managed Assets). LCM pays Management and Servicing Fees of 1.00% of Managed Assets (consisting of an investment management fee to Advent in an amount equal to 0.51% of Managed Assets and an investment advisory fee to GFIA in an amount equal to 0.49% of Managed Assets). AVK pays, and the Combined Fund will pay, Management and Servicing Fees of 0.75% (consisting of an investment management fee to Advent in an amount equal to 0.54% of Managed Assets and a servicing fee to GFD in an amount equal to 0.21% of Managed Assets). Common shareholders bear the portion of the Management and Servicing Fees attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire Management and Servicing Fees.

(3)	Estimated based on each Fund’s expenses for the fiscal year ended October 31, 2017.
(4)	Based on each Fund’s cost of leverage as of February 9, 2017 (after giving effect to each Fund’s recent leverage refinancing).

(5)
Each Fund currently utilizes leverage in the form of borrowings and reverse repurchase agreements. Although each Fund is permitted to utilize borrowings and reverse repurchase agreements to the maximum extent permitted under the 1940 Act, as of October 31, 2017, while AVK, AGC and the pro forma Combined Fund each utilized similar levels of leverage, as a percentage of their Managed Assets, LCM utilized a lower level of leverage. A fund that utilizes greater leverage will incur more interest expense and will pay a greater advisory fee, as a percentage of net assets attributable to common shares, because the advisory fee is calculated as a percentage of Managed Assets, but is borne by common shareholders.

These projected expenses are estimates should not be considered a representation of future expenses. Actual expenses may be more or less than those assumed for purposes of this analysis.
Based on the projected pro forma expenses set forth above, the completion of the Mergers of both Target Funds into AVK would result in a reduced Total Expense Ratio (Including Interest Expense) and reduced Total Expense Ratio (Excluding Interest Expense) for each Fund, as follows:

	Reduction in Total Expense Ratio (Including Interest Expense)	Reduction in Total Expense Ratio (Excluding Interest Expense)
AGC	0.94%	0.70%
LCM	0.24%	0.85%
AVK	0.20%	0.09%

There can be no assurance that future expenses will not increase or that any expense savings (if any) will be realized. Moreover, the level of expense savings (if any) will vary depending upon the combination of the proposed Mergers. Because each of the Mergers may occur whether or not the other Merger is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.
The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Merger is completed with the costs of investing in AGC, LCM and the Acquiring Fund without the Merger based on the projected expense ratios set forth above. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Expense Ratio (Including Interest Expenses) for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
AGC	$ 46	$ 137	$ 230	$ 465
LCM	$ 39	$ 117	$ 198	$ 407
AVK	$ 38	$ 116	$ 196	$ 404
Pro Forma Combined Fund (AGC into AVK)	$ 36	$ 111	$ 187	$ 387
Pro Forma Combined Fund (LCM into AVK)	$ 37	$ 111	$ 188	$ 390
Pro Forma Combined Fund (Both Target Funds into AVK)	$ 36	$ 110	$ 186	$ 386

The examples set forth above assume common shares of each Fund were owned as of the completion of the Mergers and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Comparison of Performance
The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.
	Average Annual Total Returns on Net Asset Value as of October 31, 2017
Fund	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
AGC	14.03%	4.14%	6.69%	(1.62)%	(1.20)%
LCM	12.87%	4.03%	6.02%	1.19%	3.00%
AVK	16.55%	4.41%	7.17%	2.66%	5.44%

	Average Annual Total Returns on Market Value as of October 31, 2017
Fund	One Year	Three Year	Five Year	Ten Years	Since Inception(1)
AGC	21.79%	7.23%	7.61%	(0.05)%	(1.50)%
LCM	16.91%	6.72%	7.64%	2.84%	2.89%
AVK	24.20%	5.32%	6.42%	3.66%	5.59%

(1)	Inception Date – AGC: May 24, 2007; LCM: January 26, 2005; AVK: April 29, 2003.

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on a Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.
Expenses of the Merger
Regardless of whether the Mergers are completed, the costs associated with these proposed Mergers, including the costs associated with the Meeting, will be borne by the Funds. Each Fund will bear expenses incurred in connection with the Merger(s). The expenses incurred in connection with the Mergers include, but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Merger Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Mergers, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Mergers.
Because of the expected benefits of the Mergers for each Fund described herein, including estimated expense savings for each Fund expected to occur over time following the Mergers, the Board determined that each Fund will incur a portion of the total costs of the Mergers in proportion to each Fund’s estimated expense savings, based on the reduction in Total Expense Ratio (Excluding Interest Expense) on a pro forma basis for the 12-month period ended October 31, 2017. The total costs of the Mergers are estimated to be approximately $1,085,000, of which approximately $679,000 would be borne by AGC, approximately $305,000 would be borne by LCM and approximately $101,000 would be borne by AVK.

Because each Fund has already incurred expenses attributable to the Merger(s), as applicable, and because the Funds are responsible for paying those expenses, if each Fund’s respective shareholders do not approve their Fund’s respective Merger(s), as applicable, such Fund will continue to be responsible for the expenses already incurred arising from its proposed Merger(s), as applicable, even though its proposed action will not occur and those expenses may be material.
Neither the Funds nor the Management Entities will pay any expenses of shareholders arising out of or in connection with the Merger (e.g., expenses incurred by the shareholder as a result of attending the Meeting, voting on the Mergers or other action taken by the shareholder in connection with the Mergers). The actual costs associated with the proposed Mergers may be more or less than the estimated costs discussed herein.
Summary of U.S. Federal Income Tax Consequences
Each Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Merger so qualifies, in general, common shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Merger (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Mergers. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Merger.
On or prior to the closing date of the Mergers (the “Closing Date”), each of the Target Funds will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will generally be taxable to each Target Fund’s shareholders for U.S. federal income tax purposes.
The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws. For a more detailed description of U.S. federal income tax considerations of the Mergers, see “U.S. Federal Income Tax Consequences of the Mergers.”
Further Information Regarding the Mergers
Each Target Fund Board has determined that its Merger is in the best interests of its Target Fund and the shareholders of such Target Fund and that the interests of such shareholders will not be diluted as a result of such Target Fund’s Merger. Similarly, the Board of AVK has determined that each Merger is in the best interests of AVK and its shareholders and that the interests of such shareholders will not be diluted as a result of each Merger. As a result of the Mergers, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.
The Board of each Fund recommends that shareholders of such Fund approve their proposed Merger(s) at the Meeting to be held on July 20, 2018.
Shareholder approval of the AGC Merger requires the affirmative vote by a 1940 Act Majority of AGC’s shareholders. Shareholder approval of the LCM Merger requires the affirmative vote by a 1940 Act Majority of LCM’s shareholders. Each Merger is conditioned on the approval of such Merger by AVK’s shareholders, which requires the affirmative vote by a 1940 Act Majority of AVK’s shareholders. A “1940 Act Majority” means the affirmative vote of either (i) 66⅔% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see “Voting Information.”
An unfavorable vote by shareholders of a Target Fund, or the unfavorable vote by shareholders of the Acquiring Fund on the Merger of one Target Fund, will not affect the implementation of the Merger by the other Target Fund, if the other Merger is approved by the shareholders of the Acquiring Fund and the other Target Fund. If the Merger of a Target Fund is not approved that Target Fund will continue to operate as a separate fund. In such event, Fund management may recommend alternative proposals to the Board and the Board may also consider other strategic alternatives for that Target Fund.
Subject to the requisite approval of the shareholders of each Target Fund with regard to each Merger, it is expected that the Closing Date will be sometime during the third quarter of 2018, but it may be at a different time as described herein.
Investing in the Combined Fund following a Merger involves risks. For additional information, see “Risk Factors.”
The AGC Board recommends that shareholders of AGC vote “FOR” AGC’s proposed Merger.
The LCM Board recommends that shareholders of LCM vote “FOR” LCM’s proposed Merger.
The AVK Board recommends that shareholders of AVK vote “FOR” AVK’s proposed Mergers with AGC and LCM.
INVESTMENT OBJECTIVES AND POLICIES
The Funds have substantially similar (but not identical) investment objectives, investment strategies and restrictions. The investment objectives, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of AVK.
AVK’s primary investment objective is to provide total return through a combination of capital appreciation and current income. AVK pursues its investment objectives by investing in convertible securities and non-convertible income-producing securities, combined with a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums. Under normal market conditions, AVK invests at least 80% of its Managed Assets in a diversified portfolio of convertible and non-convertible income-producing securities with at least 30% of its Managed Assets in convertible securities and up to 70% of its Managed Assets in non-convertible income-producing securities. No changes are being made to AVK’s investment policies in connection with the Mergers, except the addition of a policy of investing no more than 20% of its Managed Assets in illiquid securities.
Summary of Significant Differences in the Funds’ Investment Objectives and Policies
Investment Objectives. AGC’s and AVK’s investment objective is, and the Combined Fund’s investment objective will be, to provide total return through a combination of capital appreciation and current income. LCM’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation.
Convertible and Non-Convertible Securities Allocation. Each Fund invests primarily in a portfolio of convertible securities and non-convertible income securities and may invest without limitation in convertible securities. However, AGC, AVK and the Combined Fund invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities, whereas LCM invests at least 40% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and may invest up to 60% of its managed assets in non-convertible high-yield securities.
Covered Call Option Strategy. Each Fund currently may use (and the Combined Fund would be permitted but not required to use) a strategy of writing (selling) covered call options on the securities held in the portfolio, thus generating option writing premiums. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. AGC, AVK and the Combined Fund may write (sell) covered call options on up to 25% of the securities held in its portfolios, whereas LCM is not subject to any minimum or maximum percentage of its portfolio securities on which it is required to write covered call options.
Illiquid Securities. Each Fund may invest in illiquid securities. Currently, AVK and LCM are permitted to invest without limitation in illiquid securities, whereas AGC does not intend to invest more than 15% of its Managed

Assets in illiquid securities (other than Rule 144A Securities). As of October 31, 2017, none of the assets of any Fund were invested in illiquid securities. As described below, however, each Fund expects to invest a portion of its assets in privately offered convertible securities or similar instruments that may be illiquid. Upon completion of the Mergers, AVK will adopt a non-fundamental investment policy not to invest more than 20% of its Managed Assets in illiquid securities.
Other Investment Policies
Other investment policies of the Funds’ investment policies, highlighting differences where applicable, are summarized below.
Foreign Securities. Each Fund may invest without limitation in foreign securities. The Target Funds are currently managed with a greater emphasis on foreign securities, including those of issuers based in emerging markets, and have historically had a greater percentage of their assets invested in international markets and in the securities of non-U.S. issuers. As of October 31, 2017, approximately 30% of the Managed Assets of AGC, approximately 34% of the Managed Assets of LCM and approximately 13% of the Managed Assets of AVK were invested in foreign securities. As a result, on a pro forma basis as of October 31, 2017, approximately 20% of the Managed Assets of the Combined Fund would consist of foreign securities. Fund management believes that, under current market conditions, such an allocation to foreign securities is appropriate for the Combined Fund.
Synthetic Convertible Securities. Each Fund may also invest in a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., an income security (“income security component”) and the right to acquire an equity security (“convertible component”). Each Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Structured convertible securities are equity-linked hybrid securities convert, typically on an automatic basis, to equity securities on a specified date. Three features common to structured convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of traditional convertible securities); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that of the underlying common stock.
Equity Securities. Equity securities, such as common stock, generally represent an ownership interest in a company. Each of AVK and AGC may invest up to 20% of its Managed Assets in equity securities. LCM invests at least 40% of its Managed Assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers.
Lower Grade Securities. Each Fund may invest a significant portion of its assets in securities rated below investment grade, such as those rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by Standard & Poor’s (“S&P”) or securities comparably rated by other rating agencies or in unrated securities determined by Advent to be of comparable quality. Lower grade securities are commonly referred to as “junk bonds.” Both the convertible securities and the income-producing securities in which the Fund will invest may be lower grade securities. Lower grade securities often trade like equity securities rather than debt and are typically more volatile and less liquid than highly rated securities.
Private Securities. Each Fund may invest up to 15% of its Managed Assets in privately offered convertible securities, privately offered non-convertible income securities and any attached or related privately offered warrants or equity-linked securities (collectively, “private securities”), which may include securities of private companies and privately issued securities of public companies. Advent does not expect to invest more than 2.5% of its Managed Assets in any single private security at the time of investment. The Funds invest primarily in private securities to seek to enhance the Fund’s current income. Therefore, each Fund will invest in a private security only if the expected yield on such security at the time of investment exceeds the yield of specified public convertible and high yield bond benchmarks (currently the ICE BofAML All U.S. Convertibles Index and ICE BofAML US High Yield Total Return Index). The Funds are not required to dispose of private securities in the event that relative yields change after the time of investment.  Advent has recently determined to dedicate a portion of each Fund’s assets to investments in private securities as a component of the Fund’s overall investment strategy. Any such private securities investments will increase the percentage of the Fund’s assets invested in illiquid securities. In order to provide for further diversification, Advent intends to limit the number of private securities transactions the Funds make in any given year and deploy each Fund’s overall allocation to private securities over the course of several years.

Derivative Transactions. Each Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. Each Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement.
Other Investment Companies. Each Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act, provided that AGC may only invest up to 10% of its Managed Assets in the securities of other investment companies.
Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, each Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by Advent to be consistent with a defensive posture, or may hold cash, including money market funds.
Repurchase Agreements. Each Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions.
Lending of Portfolio Securities. Each Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Advisor to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 35% of the value of the Fund’s total assets.
Portfolio Turnover Rate. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for each Fund.
For additional information regarding the Acquiring Fund’s investments, see “Investment Policies” in the SAI.
Fundamental Investment Restrictions
Each Fund has the same investment fundamental investment restrictions. These limitations are fundamental and may not be changed without the affirmative vote by a 1940 Act Majority of the Fund’s shareholders.
1. Each Fund may not invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to government securities.
2. Each Fund may not, with respect to 75% of its Managed Assets, invest more than 5% of the value of its Managed Assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer.
3. Each Fund may not issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, or pledge its assets other than to secure such issuances or in connection with the purchase or sale of futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts, interest rate transactions and other investment strategies.

4. Each Fund may not make loans of money or property to any person, except through loans of portfolio securities, the purchase of convertible securities and non-convertible income securities consistent with the Fund’s investment objective and policies or the entry into repurchase agreements.
5. Each Fund may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter.
6. Each Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.
7. Each Fund may not purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.
See “Investment Restrictions” in the SAI for additional information regarding the fundamental investment restrictions of the Acquiring Fund.
Any policies of AVK not described as fundamental in this Joint Proxy Statement/Prospectus may be changed by its Board without shareholder approval.
USE OF LEVERAGE
Each Fund may utilize leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, each Fund may utilize Financial Leverage in the form of indebtedness in an aggregate amount up to 33⅓% of the Fund’s Managed Assets (including the proceeds of such leverage) immediately after incurring such indebtedness. Under the 1940 Act, each Fund may utilize leverage in the form of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such leverage) immediately after such issuance. Each Fund may also invest in reverse repurchase agreements to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.
For the fiscal year ended October 31, 2017, each Fund’s outstanding leverage was as follows:
Fund	Title of Security	Average Daily Amount Outstanding	Average Daily Weighted Interest Rate
AGC	Borrowings	$80,000,00	1.74%
	Reverse Repurchase Agreements	$65,342,466	2.34%
	Total Leverage	$145,342,466	2.01%

LCM	Borrowings	$44,410,959	2.12%

AVK	Borrowings	$166,602,740	1.74%
	Reverse Repurchase Agreements	$88,835,616	2.34%
	Total Leverage	$255,438,356	1.95%

As of October 31, 2017, each Fund had outstanding leverage as follows:
Fund	Title of Security	Total Principal Amount Outstanding	Leverage Ratio (as a Percentage of Managed Assets)	Asset Coverage Per $1,000 of Principal Amount
AGC	Borrowings	$80,000,000	25.9%	$3,301
	Reverse Repurchase Agreements	$45,000,000	14.5%	N/A(1)
	Total Leverage	$125,000,000	40.4%	—

LCM	Borrowings	$35,000,000	28.7%	$3,479

AVK	Borrowings	$150,000,000	25.8%	$3,356
	Reverse Repurchase Agreements	$77,000,000	13.3%	N/A(1)
	Total Leverage	$227,000,000	39.1%	—

(1)	As a result of the Fund having earmarked or segregated cash or liquid securities against such transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the SEC, the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

Recent Leverage Refinancing
AVK. On December 15, 2017, AVK terminated its existing borrowing facility and repaid the $150,000,000 loan amount outstanding thereunder. Concurrent with this termination and repayment on December 15, 2017, AVK entered into a new senior secured credit agreement and an amended and restated reverse repurchase agreement with Société Générale.
Under the terms of the new credit agreement, AVK’s credit facility is as follows: 175-day evergreen maturity floating rate: $20,000,000; 3-year maturity fixed rate: $65,000,000; and 5-year maturity fixed rate: $65,000,000. The interest rates on the credit facility are as follows: 175-day evergreen floating: 3-month LIBOR + 0.85%; 3-year fixed: 3.43%; and 5-year fixed: 3.83%. AVK pays a commitment fee on the undrawn portion of the 175-day evergreen facility in the amount of 0.25% per annum.
Under the terms of the new reverse repurchase agreement, entered into on December 15, 2017 and amended on March 14, 2018, AVK's reverse repurchase facility is as follows: 175-day evergreen floating: $33,000,000; 3-year fixed: $32,000,000; and 5-year fixed: $32,000,000. The interest rate on each tranche of the reverse repurchase agreement is the same as the rate on the credit-facility tranche of the same tenor and rate type.
AGC. On December 15, 2017, AGC terminated its existing borrowing facility and repaid the $80,000,000 loan amount outstanding thereunder. Concurrent with this termination and repayment on December 15, 2017, AGC entered into a new senior secured credit agreement and an amended and restated reverse repurchase agreement with Société Générale.
Under the terms of the new credit agreement, AGC’s credit facility is as follows: 175-day evergreen maturity floating rate: $10,000,000; 3-year maturity fixed rate: $35,000,000; and 5-year maturity fixed rate: $35,000,000. The interest rates on the credit facility are as follows: 175-day evergreen floating: 3-month LIBOR + 0.85%; 3-year fixed: 3.43%; and 5-year fixed: 3.83%. AGC pays a commitment fee on the undrawn portion of the 175-day evergreen facility in the amount of 0.25% per annum.
Under the terms of the new reverse repurchase agreement entered into on December 15, 2017 and amended on March 14, 2018, AGC’s reverse repurchase facility is as follows: 175-day evergreen floating: $21,000,000; 3-year fixed: $17,000,000 and 5-year fixed: $17,000,000. The interest rate on each tranche of the reverse repurchase agreement is the same as the rate on the credit-facility tranche of the same tenor and rate type.
LCM. On February 9, 2018, LCM terminated its existing borrowing facility and repaid the $35,000,000 loan amount outstanding thereunder. Concurrent with this termination and repayment on February 9, 2018, LCM entered into a new senior secured credit agreement and an amended and restated reverse repurchase agreement with Société Générale.
Under the terms of the new credit agreement, LCM’s credit facility is as follows: 175-day evergreen maturity floating rate: $7,000,000; 3-year maturity fixed rate: $14,000,000; and 5-year maturity fixed rate: $14,000,000. The interest rates on the credit facility are as follows: 175-day evergreen floating: 3-month LIBOR + 0.85%; 3-year fixed: 3.83%; and 5-year fixed: 4.30%. LCM pays a commitment fee on the undrawn portion of the 175-day evergreen facility in the amount of 0.25% per annum.

Post-Refinancing Outstanding Leverage. As of February 9, 2018, after giving effect to the leverage refinancings, each Fund had outstanding leverage as follows:
Fund	Title of Security	Total Principal Amount Outstanding	Leverage Ratio (as a Percentage of Managed Assets)	Interest Rate
AGC	Borrowings	$80,000,000	26.8%	3.51%
	Reverse Repurchase Agreements	$45,000,000	15.1%	3.40%
	Total Leverage	$125,000,000	41.9%	3.47%

LCM	Borrowings	$35,000,000	29.9%	3.78%

AVK	Borrowings	$150,000,000	26.6%	3.50%
	Reverse Repurchase Agreements	$77,000,000	13.7%	3.47%
	Total Leverage	$227,000,000	40.3%	3.49%

The Combined Fund’s outstanding leverage, as a percentage of Managed Assets, is expected to be substantially similar to AVK’s current leverage ratio. Each Fund’s (and the Combined Fund’s) allocation of its total leverage between borrowings and reverse repurchase agreements may vary over time.  At any given time, including upon the closing of the Mergers, the Funds’ allocation of leverage between borrowings and reverse repurchase agreements may differ materially from the allocation as of October 31, 2017 or February 9, 2018, as set forth above.
Borrowings
Each Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. Each Fund may utilize indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, a Fund generally is not permitted to issue commercial paper or notes or engage in other borrowings unless, immediately after the borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300%, i.e., the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or other borrowings, is at least 300% of such principal amount. In addition, other than with respect to privately arranged borrowings, the Fund is not permitted to declare any cash dividend or other distribution on the common shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If a Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other borrowings to the extent necessary to maintain the required asset coverage.
The terms of any such borrowings may require a Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such borrowings, which right will be senior to those of the common shareholders. Any such borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances.
Certain types of borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain borrowings also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.
The 1940 Act grants to the holders of senior securities representing indebtedness, other than with respect to privately arranged borrowings, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements under the 1940 Act could result in an event of default and entitle the debt holders to elect a majority of the Board.

Credit Facility. The terms of each Fund’s credit facility are substantially the same. Each Fund’s borrowings under the credit facility are collateralized by portfolio assets. The credit facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than Société Générale, (ii) change its fundamental investment policies, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
In connection with the Mergers, the Acquiring Fund expects to amend its credit facility agreement to increase the maximum commitment amount to maintain outstanding leverage of the Combined Fund, as a percentage of its Managed Assets, substantially similar to the Acquired Fund’s current leverage ratio. Société Générale has consented to the Mergers. However, there can be no assurance the Combined Fund will be able to increase the maximum commitment amount under the credit facility or do so on terms favorable to the Combined Fund. If the Combined Fund does not increase the maximum commitment amount under the credit facility, then the Combined Fund may be required to either utilize other forms of leverage, which may include reverse repurchase agreements, in order to maintain a leverage ratio that is substantially similar to AVK’s current leverage ratio or reduce the Combined Fund’s leverage ratio. In either case, the Combined Fund may not be able to maintain the current distribution rates of AVK, which may negatively affect the market price and NAV of the Combined Fund. In addition, if the Combined Fund is required to reduce its leverage, then it may be required to sell a portion of its assets, which may negatively affect the Combined Fund’s portfolio holdings, portfolio allocation, portfolio diversification and investment strategy.
Reverse Repurchase Agreements
Under a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the reverse repurchase transaction, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of reverse repurchase transactions. With respect to any reverse repurchase agreement, the Fund’s Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. With respect to leverage incurred through investments in reverse repurchase agreements and economically similar transactions, each Fund earmarks or segregates cash or liquid securities in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation, the Funds obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements and economically similar transactions will not be limited by the 1940 Act.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and expenses associated with the repurchase agreement, that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
Derivatives
In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s Financial Leverage. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.
Preferred Shares
Each Fund’s governing documents provide that the Board may authorize and issue preferred shares with rights as determined by the Board, by action of the Board without prior approval of the holders of the common shares. Common shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act. Each Fund has no present intention to issue preferred shares, although it may do so in the future.
Effects of Leverage
Assuming that leverage will represent approximately 38% of the Combined Fund’s Managed Assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of  3.53%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 2.24% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 38% of the Combined Fund’s total managed assets and the Combined Fund’s currently projected annual leverage expense of 3.53%.
Assumed Portfolio Total Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(18.29)%	(10.23)%	(2.16)%	5.90%	13.97%

Common share total return is composed of two elements: the common share distributions paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its investments is entirely offset by losses in the value of those securities.
RISK FACTORS
Risks Related to the Mergers
Expenses. While the Funds currently estimate that the Mergers will result in reduced aggregate expenses of the Combined Fund, the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all. The Combined Fund may incur higher Total Expenses for a period after the completion of the Mergers due to expenses associated with the Mergers prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease.

There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized. Moreover, the level of expense savings (if any) will vary depending upon the combination of the proposed Mergers.
The expected combination is the Mergers of all of the Funds, which is also expected to result in the lowest Total Expense Ratio. The Merger of just LCM into the Acquiring Fund is expected to result in the highest Total Expense Ratio of any of the possible combinations of the Mergers, although the resulting Total Expense Ratio is still expected to be lower than the current total expense ratio of the Funds. The Merger of just AGC into the Acquiring Fund is expected to result in a Total Expense Ratio that is lower than the Total Expense Ratio that is expected to result from the Merger of just LCM into the Acquiring Fund and equal to the Total Expense Ratio that is expected to result from the Merger of all the Funds.
Each Fund will bear expenses incurred in connection with the Mergers. Because each Fund has already incurred expenses attributable to the Mergers and because the Funds are responsible for paying those expenses, if a Fund’s respective shareholders do not approve their Fund’s respective Merger, such Fund will continue to be responsible for the expenses arising from its proposed Merger even though its proposed Merger will not occur and those expenses may be material.
Neither the Funds nor the Management Entities will pay any expenses of shareholders arising out of or in connection with the Mergers (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Mergers or other action taken by the shareholder in connection with the Mergers). See “Reasons for the Mergers.”
Premium/Discount to NAV. As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Mergers.
The common shares of each Fund have historically fluctuated between a discount and a premium. As of March 19, 2018, each Fund traded at a discount to its respective NAV. To the extent that a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Merger, such Target Fund’s shareholders would have the potential for an economic benefit. To the extent that a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Merger, such Target Fund’s shareholders may be negatively impacted if the Mergers are consummated. The Acquiring Fund’s shareholders would only benefit from a discount perspective to the extent the post-Merger discount (or premium) improves.
There can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Mergers, the Acquiring Fund Shares may trade at a price that is less than the Acquiring Fund’s current trading market price. In the Mergers, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Mergers.
Tax Considerations. See “U.S. Federal Income Tax Consequences of the Mergers” for a summary of certain U.S. federal income tax consequences of the Mergers.
General Risks of Investing in the Funds
Not A Complete Investment Program. An investment in each Fund’s common shares should not be considered a complete investment program. The Funds are intended for long-term investors. An investment in a Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Common shareholders should take into account each Fund’s investment objectives as well as the common shareholder’s other investments when considering an investment in a Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.

Investment And Market Risk. An investment in each Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in each Fund’s common shares represents an indirect investment in the securities owned by such Fund. The value of the securities owned by each Fund may fluctuate, sometimes rapidly and unpredictably, which will affect the NAV and may affect the market price of the common shares. The value of securities owned by each Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of the Fund’s dividends and distributions.
Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their NAV, which is a risk separate and distinct from the risk that a Fund’s NAV could decrease as a result of its investment activities. Although the value of a Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, and at what price to do so, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of each Fund, each Fund cannot predict whether common shares will trade at, below or above NAV or at, below or above an investor’s initial purchase price for common shares.
Convertible Securities Risk. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated.
Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security.

If a convertible security held by a Fund is subject to such redemption option and is called for redemption, such Fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.
As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on convertible securities may be less than that of a common stock equivalent if the yield on the convertible security is at a level that would cause it to sell at discount.
Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of a Fund’s holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding securities.
Structured and Synthetic Convertible Securities Risk. The value of structured and synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured and synthetic convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by a Fund participate or factors relating to specific companies in which a Fund invests. Stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which each Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by a Fund. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.
Interest Rate Risk. Convertible securities and non-convertible income-producing securities (including preferred stock and debt securities) (collectively “income securities”) are subject to certain interest rate risks, including:
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If interest rates go up, the value of income securities in each Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels.

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During periods of declining interest rates, the issuer of an income security may exercise its option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding income securities. This is known as call or prepayment risk. Lower grade income securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade income security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

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During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Credit Risk. Credit risk is the risk that one or more income securities in a Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. Each Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and noninvestment grade income securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s NAV or dividends.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Debt Securities Risk. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.
Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:
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Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its distributions, such Fund may be required to report income for tax purposes although it has not yet received such income.

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Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by a Fund determine not to pay dividends on such stock, the amount of dividends such Fund pays may be adversely affected. There is no assurance that dividends or distributions on noncumulative preferred stocks in which a Fund invests will be declared or otherwise made payable.

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Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.
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Limited Voting Rights. Generally, preferred security holders (such as a Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

Foreign Securities Risk. Investing in foreign issuers or securities denominated in non-U.S. currencies may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), confiscatory taxation, political or social instability, illiquidity, price volatility, market manipulation, expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in a foreign security. Transaction costs of investing outside the U.S. are generally higher than in the U.S. Higher costs result because of the cost of converting a foreign currency to dollars, the payment of fixed brokerage commissions on some foreign exchanges and the imposition of transfer taxes or transaction charges by foreign exchanges. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect a Fund’s performance. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that a Fund invests a significant amount of its assets in companies located in one country or geographic region, in which case such Fund may be more exposed to regional economic risks, and to the extent that such Fund invests in securities of issuers in emerging markets.
Emerging Markets Risk. Investments in securities the issuers of which are located in countries considered to be emerging markets are subject to heightened risks relative to foreign investing generally and are considered speculative. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.
Investments in issuers located in emerging markets pose a greater degree of systemic risk. The inter-relatedness of institutions within a country and among emerging market economies has increased in recent years. Institutional failures or economic difficulties may spread throughout a country, region or emerging market countries throughout the world, which may limit the ability of each Fund to manage risk through geographic diversification. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims.
Foreign Currency Risk. Each Fund’s investment performance may be negatively affected by a devaluation of a currency in which such Fund’s investments are denominated or quoted. Further, each Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Foreign currency rates may fluctuate significantly over short periods of time for various reasons, including changes in interest rates, inflation, balance of payments, governmental surpluses or deficits, intervention or non-intervention by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls and political developments in the U.S. and abroad. Each Fund may, but is not required, to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. There can be no assurance that such strategies will be available or will be used by each Fund or, if used, will be successful. Certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency. Each Fund may attempt within the parameters of currency and exchange controls that may be in effect, to obtain rights to exchange its invested capital, dividends, interest, fees, other distributions and capital gains into convertible currencies. Further, each Fund may incur costs in connection with conversions between various currencies. Foreign exchange rates have been highly volatile in recent years. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk since currency trading is done on a principal to principal basis.
Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when a Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that a Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the manager’s judgment may play a greater role in the valuation process. Investment of a Fund’s assets in illiquid securities may restrict such Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which a Fund’s operations require cash and could result in such Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Although many of the Rule 144A Securities in which a Fund invests may be, in the view of the manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid.
Private Securities Risks. Investments in private securities are subject to certain additional risks:
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Private Companies Risk. Private companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, Advent may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which a Fund invests. There is risk that a Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which a Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Funds generally do not intend to hold controlling positions in the private companies in which it invests. As a result, the Funds are subject to the risk that a company may make business decisions with which the Funds disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Funds’ interests. Due to the lack of liquidity of such private securities, a Fund may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of the investment. To the extent that a Fund invests in private securities that are unrated, such Fund’s ability to achieve its investment objectives will be more dependent on Advent’s credit analysis than would be the case when a Fund invests in rated securities.

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Conflicts of Interest. Advent intends to seek other clients (including separately managed accounts and pooled investment vehicles) focused on investment strategies involving investment in private securities private credit strategies (“Other Clients”). Advent may receive fees from Other Clients that are higher than the fees received from the Funds, and/or receive a performance-based fee on certain Other Clients. In those instances, Advent has an incentive to favor the higher and/or performance-based fee accounts over the Funds. Although Advent’s private securities investment team will devote as much time to each Fund as Advent deems appropriate, the private credit team may have conflicts in allocating their time and services among a Fund and Other Clients. Advent is not obligated to allocate all investment opportunities that may be appropriate for a Fund to such Fund. Allocation of investment opportunities among the Funds and the Other Accounts will be subject to Advent’s allocation procedures which generally provide that investments will be allocated on a fair and equitable basis over time, having regard to such matters as available capital, relative exposure to market trends, risk tolerance, expected duration of the investment and/or lifecycle of the account, the investment parameters, guidelines, concentration limits and other limitations established by the accounts, and applicable tax and regulatory considerations. The 1940 Act limits each Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, each Fund may be prohibited from buying or selling any security directly from or to a portfolio company of an account managed by Advent. The 1940 Act also prohibits certain “joint” transactions with certain of the Funds’ affiliates, which could include investments in the same portfolio company (whether at the same or different times). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. These limitations may limit the scope of investment opportunities that would otherwise be available to a Fund. In light of these regulatory considerations and potential conflicts of interest, certain investments may be unavailable to a Fund or may be allocated among a Fund and Other Clients on a rotational basis, resulting in a Fund not participating in certain investment opportunities. Situations may occur where a Fund may be deemed to have possession of material non-public information, including material non-public information concerning specific companies, as a result of other activities by Advent, including on behalf of Other Clients. Under applicable securities laws, this may limit Advent’s ability to buy or sell securities issued by such companies and a Fund may be unable to engage in certain transactions it would otherwise find attractive, or may be able to engage in such transactions only during limited periods of time.

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Lack of History in Private Investments. While Advent’s private securities investment team has significant experience in private transactions, Advent as a whole does not have a history in private transactions.

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Valuation Risk. Markets for certain private securities may be limited or unavailable. As a result, such investments may be more difficult to value. Where market quotations are not readily available or deemed unreliable, a Fund will value securities in accordance with fair value procedures adopted by the Board of such Fund. Such valuations may be based on subjective inputs of Advent or such third parties. Valuation of private securities may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. In some cases, valuation of certain investments may be based upon models, indicative quotes or estimates of value and not actual executed historical trades. Reasonable efforts will be made to base such inputs on observable market prices and inputs but there can be no assurances that such information will be readily available. A security that is fair valued may be valued at a price higher or lower than the value determined by Advent or by other Funds using their own fair valuation procedures. Prices obtained by a Fund upon the sale of such securities may not equal the value at which such Fund carried the investment on its books, which would adversely affect the net asset value of the Fund. A Fund may incur costs in connection with valuing its investments, including costs associated with the retention of valuation firms to value certain of the Fund’s investments.

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Operational Risks. A Fund is more reliant upon the ability of Advent to identify, research, analyze, negotiate and monitor private securities than is the case with investments in publicly traded securities. As little public information exists about many private companies, each Fund will be required to rely on Advent’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. By investing a portion of its assets in private securities, a Fund’s flexibility to respond to negative volatility and/or ability to de-lever may be limited. Investments in illiquid securities may limit the extent to which the Fund can utilize leverage.  And such investments by a levered Fund creates higher risks relative to such investments by an unlevered Fund.

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Competition Risk. Many entities may potentially compete with a Fund in investing in private securities. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Funds. Some competitors may have a lower cost of Funds and access to funding sources that are not available to the Funds. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than a Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Funds.

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Co-Investment Risk. A Fund’s investments in private securities will often be sourced and negotiated by third party investors. While Advent will conduct independent due diligence before entering into any such investment, a Fund’s ability to realize a profit on such investments may more reliant on the expertise of the lead investor in the transaction. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Derivatives Transactions Risk. Each Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivative transactions entered into to seek to manage the risks of a Fund’s portfolio of securities may have the effect of limiting the gains from favorable market movements. Losses on derivatives transactions may reduce a Fund’s NAV and its ability to pay dividends if such losses are not offset by gains on a portfolio positions being hedged. Derivatives transactions involve risks. There may be imperfect correlation between the value of such instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, each Fund’s ability to successfully use derivatives transactions depends on the manager’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase a Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of each Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.
In connection with certain derivatives transactions, each Fund may be required to segregate liquid assets or otherwise cover such transactions and/or to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to such Fund for investment purposes. Each Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit such Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.
Risk Associated with Covered Call Option Writing. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, each Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As a Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
The value of options written by a Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.
To the extent that there is a lack of correlation between the index options written by a Fund and such Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to such Fund, which may more than offset any gains received by such Fund from options premiums. Such sales would involve transaction costs borne by such Fund and may also result in realization of taxable gains.
With respect to exchange-traded options, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position on an options exchange. An absence of a liquid secondary market on an exchange may arise because: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. In the event that a Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise.
Each Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.
Each Fund may also write (sell) over-the-counter options (“OTC options”). Options written by a Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are entered into directly with the buyer of the option and not through an exchange or clearing organization that is interposed between a Fund and the counterparty. In an OTC option transaction exercise price, premium and other terms are negotiated between buyer and seller. OTC options generally do not have as much market liquidity as exchange-listed options. The OTC options written by a Fund will not be issued, guaranteed or cleared by the OCC. In addition, each Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, ae Fund may be unable to liquidate an OTC option position.
Counterparty Risk. Each Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by such Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to a Fund.
Leverage Risk. The use of leverage may result in higher income to common shareholders over time; however, there can be no assurance that this expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes each Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.
The use of leverage by a Fund will cause the NAV, and possibly the market price, of such Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the NAV and market price and dividend rate of the common shares of each Fund is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the NAV of the common shares than if the Fund were not leveraged.
Leverage will increase operating costs, which may reduce total return. Each Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than a Fund’s return on the underlying investment, which would negatively affect the performance of such Fund. Increases in interest rates that a Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders. This risk may be greater in the current market environment because interest rates are near historically low levels.
Certain types of indebtedness subject a Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by each Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase such securities and that the securities may not be returned to s Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, each Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom a Fund sells securities becomes insolvent, such Fund’s right to purchase or repurchase securities may be restricted.
Each Fund may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial to a Fund if such Fund believes that the long-term benefits to common shareholders of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that a Fund’s judgment in weighing such costs and benefits will be correct.
During the time in which a Fund is utilizing leverage, the amount of the fees paid for investment advisory services will be higher than if such Fund did not utilize leverage because the fees paid will be calculated based on such Fund’s managed assets, including proceeds of leverage. This may create a conflict of interest between the manager and the common shareholders, as common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.
In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Each Fund intends to earmark or segregate cash or liquid securities or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. Securities so segregated or designated as “cover” will be unavailable for sale (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of a Fund to pursue its investment objective.
Each Fund may be required to pay a commitment fee on unused portions of its credit facility. In connection with the use of leverage, the Funds may enter into interest rate swap or cap transactions, either separately or as a component of their credit facility in order to fix their borrowing costs. In the event the Funds elect or are required to de-lever, the Funds may be required to pay early termination payments and other breakage costs associated with the termination of the interest rate swap or cap transaction. While such transactions are intended to reduce the risks associated with an increase in short-term interest rates, the use of interest rate swaps and caps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Fund’s common shares.
Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.
REIT Risk. To the extent that a Fund invests in REITs it will be subject to the risks associated with owning real estate and with the real estate industry generally. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Inflation Risk/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with each Fund’s use of leverage would likely increase, which would tend to further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.
Securities Lending Risk. Each Fund may also lend the securities it owns to others, which allows such Fund the opportunity to earn additional income. Although each Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that such Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s NAV. Each Fund may also purchase securities for delayed settlement. This means that a Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.
Management Risk. Management’s judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made will prove beneficial to a Fund.
UK Departure from EU Risk. On Thursday June 23, 2016, voters in the United Kingdom referendum (the “Referendum”) on the question of whether to remain or leave the European Union (the “EU”) voted in a majority in favor of leaving the EU. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and financial markets generally. In March 2017, the British Parliament passed a bill authorizing the British Government to invoke Article 50 of the Treaty on European Union – the formal process of withdrawing from the EU. Invoking Article 50 will give the United Kingdom two years to negotiate a separation with the other members of the EU. The full scope and nature of the consequences of the UK’s departure from the EU are not at this time known and are unlikely to be known for a significant period of time. However, the Referendum has led to significant uncertainty in the business, legal and political environment.
Risks associated with the outcome of the Referendum include short and long term market volatility and currency volatility, macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Funds), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.
 Redenomination Risk. The result of the Referendum and continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Investing in Euro-denominated securities entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, it is possible that the Euro could be abandoned in the future by countries that have adopted its use. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the United States and global economy and securities markets could have a significant adverse impact on the value and risk profile of a Fund’s investments. If one or more EMU countries were to stop using the Euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
 U.S. Government Securities Risk. U.S. Government securities historically have not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S.

Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, Standard & Poor’s Ratings Group (“S&P”) lowered its long-term sovereign credit rating on U.S. government debt to “AA+” from “AAA” with a negative outlook. As of March 31, 2018, the S&P rating is “AA+” with a stable outlook. Moody’s Investors Service, Inc. (“Moody’s”) affirmed the “Aaa” long-term sovereign credit rating of U.S. government debt on November 21, 2011 while maintaining its negative outlook. As of March 31, 2018, the Moody’s rating is “Aaa” with a stable outlook. Fitch Ratings (“Fitch”) continued to rate U.S. government debt “AAA,” but changed its outlook to negative on November 28, 2011. As of March 31, 2018, the Fitch rating is “AAA” with a stable outlook. Any downgrades of U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt. Similar events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Funds. Advent cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Fund’s portfolio.
 Legislation and Regulation Risk. At any time after the date hereof, legislation may be enacted that could negatively affect the issuers in which a Fund invests. Changing approaches to regulation may also have a negative impact on issuers in which a Fund invests. In addition, legislation or regulation may change the way in which a Fund is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Fund or will not impair the ability of such Fund to achieve its investment objective.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private Funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect a Fund or its counterparties.
On December 11, 2015, the SEC published a proposed rule that, if adopted, would change the regulation of the use of derivative instruments and financial commitment transactions by registered investment companies. The SEC sought public comments on numerous aspects of the proposed rule, and as a result the nature of any final regulations is uncertain at this time. Such regulations could limit the implementation of a Fund’s use of derivatives and reverse repurchase agreement transactions and impose additional compliance costs on such Fund, which could have an adverse impact on the Fund. Advent cannot predict the effects of these regulations on the Funds’ portfolio. Advent intends to monitor developments and seek to manage each Fund’s portfolio in a manner consistent with achieving such Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
 The change in presidential administration could significantly impact the regulation of United States financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule, the authority of the Federal Reserve and Financial Stability Oversight Council, and renewed proposals to separate banks’ commercial and investment banking activities. The Financial CHOICE Act, which was passed by the U.S. House of Representatives in June 2017, would, if enacted, roll back parts of the Dodd-Frank Act. Other potential changes that could be pursued by the new presidential administration could include the United States’ withdrawal from, or attempt to renegotiate, various trade agreements or the taking of other actions that would change current trade policies of the United States. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. A Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on each Fund and its ability to achieve its investment objective.
The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. Changes in tax laws or regulations or future interpretations of such laws or regulations could adversely affect the Fund, the entities in which the Fund invests and/or the Fund’s shareholders.   The recently enacted Tax Cuts and Jobs Act (the ‘‘TCJA’’) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to ‘‘sunset’’ provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), and changes that affect the timing of the recognition of certain items of income. The effect of these, and the many other, changes made in the TCJA is uncertain, both in terms of their direct effect on the taxation of an investment in a Fund’s common shares or the

 Fund’s underlying investments, or their indirect effect on the value of the Fund’s investments or its common shares or market conditions generally. Furthermore, many of the provisions of the TCJA will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on us. Technical corrections legislation also may be proposed with respect to the TCJA, the effect of which cannot be predicted.
 LIBOR Risk. Instruments in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund and issuers of instruments in which such Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by a Fund and/or issuers of instruments in which such Fund may invest may also reference LIBOR. Each Fund utilizes leverage or borrowings primarily based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.
 Recently, regulators in the United Kingdom have called for the LIBOR to be abandoned by the end of 2021. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on a Fund, issuers of instruments in which such Fund invests and financial markets generally.
Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. During the recession of 2007-2009 and for a period thereafter, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages, the re-pricing of credit risk in the broadly syndicated market, the failure of major financial institutions, the deterioration of the housing market and resulting United States federal government actions. These events led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.
A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds’ portfolios. Worsening economic conditions may increase the volatility of the value of securities owned by each Fund, may make it more difficult for each Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of a Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to common shareholders. Worsening economic conditions may also adversely affect the broader economy, which in turn may adversely affect issuers of securities owned by a Fund, which may reduce the value of securities owned by such Fund and adversely affect the net asset value of the common shares. Financial market conditions, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility and may have long-term effects and cause economic uncertainties or deterioration in the United States and worldwide. Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Federal Reserve policy, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend- and interest-paying securities.
 Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the United Kingdom’s pending withdrawal from the European Union and the resulting profound and uncertain impacts on the economic and political future of the United Kingdom, the European Union and global financial markets, further downgrade of U.S. Government securities, the change in the U.S. president and the new administration and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. Each Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. Each Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which such Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Funds may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.
Reliance on Service Providers. Each Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the operations and financial performance of each Fund. Fees and expenses of these service providers are borne by each Fund, and therefore indirectly by common shareholders. Failure by any service provider to carry out its obligations to each Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to a Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on such Fund’s performance and ability to achieve its investment objective. The termination of a Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of such Fund and could have a material adverse effect on such Fund’s performance and ability to achieve its investment objective.
Technology and Cybersecurity Risk. Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. As the use of internet technology has become more prevalent, each Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by a Fund, its service providers, or issuers of the securities in which such Fund invests that are intended to reduce cyber security risks will succeed.
Portfolio Turnover Risk. Each Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by a Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE MERGERS
General
The Mergers seek to combine three funds that have the same portfolio management team, the same Board members and substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. See “Comparison of the Funds.”
The Board of each Fund, including the Independent Trustees, has unanimously approved its Merger(s), including its respective Merger Agreement(s). Assuming each Fund’s shareholders approve its respective Merger(s), each Target Fund will merge directly with and into the Acquiring Fund and in connection with such Merger, the Acquiring Fund will issue additional Acquiring Fund Shares and list such common shares on the NYSE. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Merger. The Acquiring Fund will continue to operate after the Merger(s) as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.
In each Merger, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Merger will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Merger, less the applicable costs of such Merger including, but not limited to, the issuance of additional Acquiring Fund Shares in connection with each of the Mergers (the “Issuances”) (although Target Fund shareholders may receive cash for their fractional common shares). In the Mergers, shareholders of each Target Fund will receive Acquiring Fund Shares based on the relative NAV, not the market value, of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Mergers.
No fractional Acquiring Fund Shares will be issued (except for shares held in a Dividend Reinvestment Plan account). In the event there are fractional Acquiring Fund Shares in an account other than a Dividend Reinvestment Plan account, the Acquiring Fund’s transfer agent will aggregate all such fractional all fractional Acquiring Fund Common Shares to be issued in connection with the Mergers (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting whole Common Shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale  upon surrender of the AGC or LCM share certificates. See “—Terms of the Merger Agreements—Surrender and Exchange of Share Certificates” for a description of the procedures to be followed by Target Fund common shareholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional Acquiring Fund Shares, if any).
Terms of the Merger Agreements
The following is a summary of the significant terms of the Merger Agreements. This summary is qualified in its entirety by reference to the Form of Merger Agreement attached as Appendix B to this Joint Proxy Statement/Prospectus.
Valuation of Assets and Liabilities. The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by the such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Management Entities, will accrue at the Valuation Time.
Amendments and Conditions. The Merger Agreements may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Merger Agreements and approval of the Mergers, no amendment or modification may be made which by law requires further approval by such shareholders without such further approval. The obligations of each Fund pursuant to the applicable Merger Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Merger Agreement by the shareholders of the respective Target Funds, approval of the Mergers by the shareholders of AVK, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.
Postponement; Termination. Under the Merger Agreements, the Board of any Fund may cause a Merger to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Merger Agreements may be terminated, and the Mergers abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund if any condition to that Fund’s obligations set forth in the pertinent Merger Agreement has not been fulfilled or waived by such Board.
Surrender and Exchange of Share Certificates. The Acquiring Fund will issue to Target Fund shareholders book entry interests for the Acquiring Fund Shares registered in the name of on the basis of each holder’s proportionate interest in the aggregate NAV (not the market value) of Target Fund common shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund shares or post adequate bond.
Please do not send in any share certificates at this time. Upon consummation of the Mergers, shareholders of the Target Funds will be furnished with instructions for exchanging their share certificates for book entry interests representing Acquiring Fund Shares and, if applicable, cash in lieu of fractional common shares.
From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds. If, after the Closing Date, certificates representing common shares of the Target Funds are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to the Target Funds’ common shares in the Merger.
Expenses of the Merger. Each Fund will bear expenses incurred in connection with the Merger(s). The expenses incurred in connection with the Mergers include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Merger Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Mergers, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Mergers.
Because of the expected benefits of the Mergers for each Fund described herein, including estimated expense savings for each Fund expected to occur over time following the Mergers, the Board determined that each Fund will incur a portion of the total costs of the Mergers in proportion to each Fund’s estimated expense savings, based on the reduction in Total Expense Ratio (Excluding Interest Expense) on a pro forma basis for the 12-month period ended October 31, 2017. The total costs of the Mergers are estimated to be approximately $1,085,000, of which approximately $679,000 would be borne by AGC, approximately $305,000 would be borne by LCM and approximately $101,000 would be borne by AVK.
Because each Fund has already incurred expenses attributable to the Merger(s), as applicable, and because the Funds are responsible for paying those expenses, if each Fund’s respective shareholders do not approve their Fund’s respective Merger(s), as applicable, such Fund will continue to be responsible for the expenses already incurred arising from its proposed Merger(s), as applicable, even though its proposed action will not occur and those expenses may be material.

Board Considerations and Recommendation
The Board of each Fund discussed and considered matters relating to the Merger proposals at meetings held on March 7, 2018 and March 14, 2018 and the Independent Trustees also met telephonically to discuss the proposals on March 2, 2018 and March 13, 2018. During the course of these meetings, the Board of each Fund requested, received and discussed information from various parties, including presentations from Fund management regarding the rationale for the Mergers and potential benefits and costs that may accrue to the Funds as a result. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations. During the course of each Board’s deliberations, the Independent Trustees of each Fund were represented by separate independent counsel.
At the Board’s March 14, 2018 Meeting, the Board of each Fund, including the Independent Trustees, unanimously concluded that completion of its Merger(s) would be in the best interests of such Fund and that the interests of its existing shareholders would not be diluted with respect to NAV as a result of the Merger. The Board’s determinations were made on the basis of each Trustee’s business judgment after consideration of relevant factors taken as a whole with respect to each Fund and its shareholders, although individual Trustees may have placed different weight and assigned different degrees of importance to various factors. In reaching its determinations, the Board of each Fund considered a number of factors, including, but not limited to, the factors discussed below. Based on its deliberations:
The AGC Board recommends that shareholders of AGC vote “FOR” AGC’s proposed Merger.
The LCM Board recommends that shareholders of LCM vote “FOR” LCM’s proposed Merger.
The AVK Board recommends that shareholders of AVK vote “FOR” AVK’s proposed Mergers with AGC and LCM.
Continuity in Investment Program. The Board considered that the Mergers would maintain continuity of the Funds’ overall investment objectives and strategies. Each Fund emphasizes investments in convertible securities and non-convertible income-producing securities, with the authority to write (sell) covered call options on a portion of the securities held in the Fund’s portfolio. The Board considered that if the Mergers are consummated, the Combined Fund generally will continue AVK’s current investment approach as discussed in the Proxy Statement/Prospectus.
Potential for Improved Economies of Scale and Potential for a Lower Total Expense Ratio. The Board considered the fees and Total Expense Ratio of each Fund. The Board noted that the Funds had estimated that the completion of the Mergers of each Target Fund would result in a Total Expense Ratio for the Combined Fund of 2.63% on a pro forma basis for the 12-month period ended October 31, 2017, representing a reduction in the Total Expense Ratio of 0.86% for AGC, 0.24% for LCM and 0.09% for AVK. The Board noted that while each Fund is permitted to utilize borrowings and reverse repurchase agreements to the maximum extent permitted under the 1940 Act, as of October 31, 2017, while AVK, AGC and the pro forma Combined Fund each utilized similar levels of leverage, as a percentage of their Managed Assets, LCM utilized a lower level of leverage. Therefore, the Board considered the Fund’s Total Expense Ratios (Excluding Interest Expense), and noted that the completion of the Mergers of each Target Fund would result in a Total Expense Ratio (Excluding Interest Expense) for the Combined Fund of 1.44% on a pro forma basis for the 12-month period ended October 31, 2017, representing a reduction in the Total Expense Ratio (Excluding Interest Expense) of 0.65% for AGC, 0.62% for LCM and 0.05% for AVK. In addition, the Board noted that as a result of tender offers conducted by the Funds in 2017, which decreased each Fund’s assets, and recent leverage refinancings by each Fund, which increased the costs of leverage as a result of increases in market interest rates, the Total Expense Ratios for the 12-month period ended October 31, 2017 may not be indicative of the future expenses of the Funds. Therefore, the Board considered projected expenses, after giving effect to the tender offers and leverage refinancings, for each Fund and the Combined Fund on a pro forma basis, noting that based on these projected expenses, the Funds had estimated that the completion of the Mergers of each Target Fund would result in a reduction in the Total Expense Ratio of 0.94% for AGC, 0.24% for LCM and 0.20% for AVK and a reduction in the Total Expense Ratio (Excluding Interest Expense) of 0.70% for AGC, 0.85% for LCM and 0.09% for AVK. The Board noted that under each of the considered metrics, each Fund experienced a reduction in Total Expense Ratio. The Board noted, however, that there can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (if any) will vary if only one of the proposed Mergers closes.
The Board noted that Management and Servicing Fees of the Combined Fund will be identical to those of AVK, which are lower than the Management and Servicing Fees of both AGC and LCM. For the period ended October 31, 2017, the Management and Servicing Fees were as follows: AVK was 0.75% of Managed Assets (consisting of 0.54% in Advent management fees and 0.21% in GFD servicing fees); AGC was 1.00% of Managed Assets (consisting of 0.60% in Advent management fees and 0.40% in GFIA advisory fees); and LCM was 1.00% of Managed Assets (consisting of 0.51% in Advent management fees and 0.49% in GFIA advisory fees). The Management and Servicing Fees of the Combined Fund will be 0.75% of Managed Assets (consisting of 0.54% in Advent management fees and 0.21% in GFD servicing fees). The Board recognized that although LCM’s Management and Servicing Fees will decline as a result of the Merger, the Advent management fee payable on the Combined Fund’s Managed Assets are 0.03% higher than the Advent management fee payable by LCM.
Potential for Improved Secondary Market Trading. While it is not possible to predict trading activity at the time the Mergers close or thereafter, the Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares because it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s shareholders when purchasing or selling Combined Fund shares and potential for improved premium/discount levels for the Combined Fund’s common shares.
Less Risk of Portfolio Disruption Benefits. The Board noted that the larger size and potentially improved premium/discount levels of the Combined Fund may reduce the likelihood that the Combined Fund would be targeted by short-term activist shareholders. The Board noted that shareholder activism within the closed-end fund market has increased in recent years. The Board considered that while certain types of shareholder activism (particularly in the corporate sector) may provide some level of accountability, activist shareholders within the closed-end fund marketplace are often primarily focused on making short-term profits, which may be disruptive to a fund’s long-term investment objective and contrary to the interests of long-term shareholders. The Board noted that short-term activist shareholders often target smaller closed-end funds trading at persistent significant discounts and that activist attacks are costly for the targeted funds because of the significant legal expenses involved in defending the fund and the practical risk of being either open-ended or liquidated or of having to reduce assets to provide a liquidity event to avoid one of these outcomes. Any of these situations deplete fund resources. The Board noted that even if the targeted fund maintains its closed-end status, an activist attack can result in a forced fire sale of a portion of the fund’s assets, limited future income earnings and an increased expense ratio. The Board noted that one of the benefits of the closed-end fund structure is that a fund’s capital base is not disturbed by investor inflows or outflows. The Combined Fund may be less likely to have to devote attention to potential activist-generated liquidity events and therefore may be better positioned to seek to achieve its investment objective by investing for the long-term.
Larger Fund Size Allows Trading in Larger Denominations. The Board noted that certain foreign securities trade in larger minimum denominations than is common in U.S. markets and that the Combined Fund may have access to income opportunities in these markets on a more advantageous price basis than any of the Funds is able to achieve on its own.
Potential for Increased Coverage by Investment Analysts and Improved Premium/Discount Levels. The Board considered that the larger size of the Combined Fund may attract more coverage by analysts, which could lead to greater market demand for shares of the Combined Fund and the potential for improved premium/discount levels.
Potential for Operating and Administrative Efficiencies. The Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size. The Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model and potential benefits from the elimination of complexities involved with having similar Funds, including easier product differentiation for shareholders of the Combined Fund and potential investors and reduced risk of operational, legal and financial errors. While there are anticipated to be certain ancillary benefits to the Management Entities as a result of streamlining the management of the three Funds, the Board noted that the primary beneficiaries will be the Funds’ shareholders. The Board considered that shareholders are expected to benefit from a consolidated and more efficient fund structure that eliminates potential confusion regarding the nuances of each of the Funds and increases the attractiveness of the Combined Fund to potential investors, while also reducing expenses for shareholders going forward as discussed above.

Compatibility of the Investment Objectives, Policies and Related Risks. The Board noted that each Fund’s shareholders will remain invested in a NYSE-listed, closed-end management investment company that will have substantially greater net assets and substantially similar (but not identical) investment objectives and investment policies and, as a result, the style and risk/return profile of the Combined Fund will remain comparable to those of its Target Fund shareholders’ current investments, subject to the differences described in “Comparison of the Funds.”
Consistency of Day-to-Day Portfolio Management. The Board noted that, after the Merger, Advent would continue its current role as investment manager and Tracy V. Maitland and Paul Latronica will continue their roles as portfolio managers. As a result, each Fund’s shareholders are expected to benefit from the continuing experience and expertise of the entire portfolio management team. The Board also noted that, although GFIA would not continue its role as investment adviser to AGC and LCM, GFD will continue its current role as servicing agent for AVK and GFD will have the ability to draw on resources and expertise throughout the Guggenheim organization to service the Combined Fund. Further, the Board considered that the Combined Fund would continue to receive all required services from AVK’s current service providers with no anticipated change or interruption of service and on current fee terms. Currently, GFIA (acting as investment adviser) performs investment advisory oversight of Advent (in its role as investment manager) for AGC and LCM. GFIA does not perform this role for AVK because Advent is the investment manager and AVK does not have an investment adviser. The Board considered that, although GFIA would not perform investment oversight of Advent for the Combined Fund (given that AVK’s current servicing arrangements would continue substantially unchanged), Advent had internal oversight resources, including through its chief compliance officer and risk management function. The Board noted that annually the Board considers the renewal of Advent’s investment management agreement with AVK. The Board noted that in the course of its most recent prior evaluation of Advent’s investment management agreement with AVK, it had received and considered various data and information regarding the nature, extent and quality of services provided to AVK by Advent and the trustees had concluded that the nature, extent and quality of the investment management services provided to AVK by Advent were satisfactory.
Anticipated Tax-Free Merger. Each Board noted that it is anticipated that shareholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the Mergers (except with respect to cash received in lieu of fractional shares and with respect to distributions of undistributed net investment income, as described below), as each Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
Terms of the Merger and Impact on Shareholders. The Board noted that the aggregate NAV (not the market value) of the shares of the Combined Fund that Target Fund shareholders will receive in the Mergers is expected to equal the aggregate NAV (not the market value) of the Target Fund shares that Target Fund shareholders owned immediately prior to the Mergers, and the NAV of Target Fund shares will not be diluted as a result of the Mergers. No fractional common shares of the Acquiring Fund will be issued to shareholders in connection with the Mergers, and Target Fund shareholders will receive cash in lieu of such fractional shares.
Effect on Shareholder Rights. The Board noted that the Funds are organized as Delaware statutory trusts and the governing documents of the Combined Fund are substantially identical to those of the Target Funds. The Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.
Capital Loss Carryforwards Considerations. The Board considered that capital loss carryforwards of the Combined Fund attributable to each Fund that participates in a Merger may be subject to tax loss limitation rules by reason of such Fund undergoing an ownership change in the Merger. The Board considered the timing of expiration of the capital loss carryforwards and the likelihood of utilization of such capital loss carryforwards were such carryforwards not limited as a result of the Mergers. Each Board also considered that the ability of its Fund to fully utilize its existing capital loss carryforwards and that the actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Mergers on Earnings and Distributions. The Board considered the projected earnings of the investment portfolio of the Combined Fund. The Board noted that the Combined Fund currently expects to continue to pay monthly distributions, if and when declared by the Board, in an amount representing a distribution rate similar to the current distribution rate of AVK and at least equal to the Minimum Distribution Rate. In evaluating the effects of the Mergers on earnings and distributions, the Board considered a number of factors, including capital loss carryforwards, leverage costs and the portion of each Fund’s distribution that has been comprised of net investment income and other sources and projections for the portion of the Combined Fund’s distribution that was expected to be comprised of net investment income and other sources. The Board also considered distribution rates and policies of similar closed-end funds. The Board considered each Fund’s distribution rate as a percentage of NAV (based on the latest declared distribution annualized and NAV as of a recent date)  and noted that AVK’s distribution rate was lower than the distribution rates of AGC and LCM. (Based on the NAV per share as of March 19, 2018, AVK’s distribution rate was 8.10%, AGC’s distribution rate was 8.76% and LCM’s distribution rate was 9.28%). The Board considered that shareholders of AGC and LCM would benefit from the certainty of the Minimum Distribution Rate during the remainder of the period for which AVK has agreed to pay distributions in amounts not less than the Minimum Distribution Rate.  In addition, the Board considered that shareholders of LCM would benefit from the increased frequency of distributions.
Potential Effects of the Mergers on Undistributed Net Investment Income. The Board noted that all of the undistributed net investment income (“UNII”), if any, of each Fund is expected to be distributed to such Fund’s respective shareholders prior to the Mergers if such Fund’s Merger is approved by shareholders, but noted that the Funds were not expected to have positive UNII balances prior to the Mergers, in which case no such distributions would be required.
Compatibility of Leverage Facilities. The Board noted that while each Fund is permitted to utilize borrowings and reverse repurchase agreements to the maximum extent permitted under the 1940 Act, AVK, AGC and the pro forma Combined Fund each utilized similar levels of leverage, as a percentage of their Managed Assets, whereas LCM utilized a lower level of leverage. The Board considered that while the higher leverage levels of the Combined Fund relative to LCM would result in increased leverage risk and leverage expense for former LCM shareholders, such shareholders would also get the benefit of increased leverage, noting that for the most recently ended fiscal year the NAV return for AVK was above the cost of leverage and AVK’s leverage was beneficial to shareholders for such period.
Expected Costs of the Merger. The Board considered the terms and conditions of its Merger Agreement(s), including the estimated costs associated with each Merger and the allocation of such costs among the Funds. The Board considered the expected benefits of the Mergers for each Fund, including estimated expense savings for each Fund as a result of the Mergers, and each Board determined that in consideration of such benefits, it would be reasonable for each Fund to pay a portion of the total costs of the Mergers in proportion to each Fund’s estimated expense savings, based on the reduction in Total Expense Ratio (Excluding Interest Expense) on a pro forma basis for the 12-month period ended October 31, 2017. The Board considered that the total costs of the Mergers were estimated to be approximately, $1,085,000, and based on the expense allocation described above, approximately $679,000 would be borne by AGC, approximately $305,000 would be borne by LCM and approximately $101,000 would be borne by AVK.
The Board considered whether either Advent or Guggenheim should bear a portion of the Merger costs and concluded that, given that each of them would be providing additional services to the Combined Fund post-Merger without any increase in fees, that ancillary benefits to the Management Entities are expected to be minimal, and that each Management Entity would experience a reduction in fee income as a result of the Mergers, it would not be reasonable for either Management Entity to share in the costs of the Merger.
Portfolio Repositioning. The Board considered that minimal portfolio repositioning was expected as a result of the Mergers. The Board also considered that the Funds’ holdings were in markets with significant liquidity and low trading costs. Accordingly, the Board noted that the Combined Fund is not expected to experience significant costs in combining the portfolio holdings of the three Funds. The Board noted that management currently anticipates that transaction costs associated with portfolio repositioning transactions will be de minimis (approximately 0.01% of the Managed Assets of the Combined Fund (assuming a Merger of LCM and AGC into AVK)), although such estimates are subject to change based upon market conditions at the time of the Mergers and other factors. In addition, the Combined Fund may incur capital losses or gains in connection with sales of portfolio securities that will occur in connection with the integration of the Funds’ portfolios although management does not currently anticipate generating capital gains that would not be offset by capital loss carryforwards.
Potential Effects of the Mergers on Premium/Discount to NAV. Each Board noted that the common shares of its Fund have historically traded at a discount and have done so in recent periods. The Board noted that for the fiscal year ended October 31, 2017, the average daily discount of AVK was 8.97%; the average daily discount of AGC was 8.79%; and the average daily discount of LCM was 8.70%. Each Target Fund Board noted that to the extent its Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Mergers, the Target Fund’s shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Board also noted that to the extent its Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Mergers, the Target Fund’s shareholders may be negatively impacted if the Mergers are consummated. The Board also considered the extent to which other benefits described herein, such as greater secondary market liquidity, a more diversified shareholder base or increased analyst coverage, could over time result indirectly in improved premium/discount levels.
Potential Benefits to the Management Entities and their Affiliates. The Board recognized that the Mergers may result in some benefits and economies of scale for the Management Entities. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of a Target Fund as a separate fund in the fund complex. The Board was advised by the Management Entities that such benefits and economies of scale are expected to be minimal. The Board noted that the Management and Servicing Fees of the Combined Fund will be 0.75%, which is lower than the current Management and Servicing Fees of AGC and LCM and the same as the current Management and Servicing Fees of AVK. The Board considered that the completion of the Mergers will result in an immediate reduction in fee revenue paid to each Management Entity by the Combined Fund when compared to the aggregate fee revenues from the three separate funds.
Alternatives to the Mergers. In reaching its decision to approve each Fund’s respective Merger, the Board of such Fund considered various alternatives, including continuing to operate each Fund as a separate fund, and other merger combinations involving the Fund.
Merger of a Single Target Fund. The Board considered that to the extent that a Merger of one Target Fund is not completed, but the Merger of the other Target Fund is completed, any expected benefits (including estimated expense savings) expected to be realized by the Combined Fund may be reduced or may not be realized. The Board considered that either Merger of a single Target Fund into the Acquiring Fund would also result in a reduction in Total Expense Ratio of each participating Fund, although the level of expense savings may not be as great as in the case of a Merger of all three Funds.
Conclusion. Each Board, including the Independent Trustees, separately approved its Merger, concluding that such Merger is in the best interests of the Fund and that the interests of existing shareholders of such Fund will not be diluted as a result of the Merger. Based on their consideration of a Merger of its Target Fund, the relevant Board recommends the Merger of the applicable Target Fund into the Acquiring Fund, even if the Merger of the other Target Fund is not completed. Each Board’s determinations were made on the basis of each Trustee’s business judgment after consideration of relevant factors taken as a whole with respect to such Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of importance to various factors.
U.S. Federal Income Tax Consequences of the Mergers
The following is a general summary of U.S. federal income tax consequences of the Mergers to U.S. holders of Target Fund common shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Mergers. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.
It is a condition to the closing of each Merger that the respective Target Fund and the Acquiring Fund each receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”) dated as of the Closing Date, regarding the characterization of the Merger as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the respective Target Fund and the Acquiring Fund and assume, among other things, that the Merger will be consummated in accordance with the applicable Merger Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If a Merger were not to qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.
As a reorganization, the U.S. federal income tax consequences of each Merger can be summarized as follows:
•	No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Merger.
•
No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund common shares solely for Acquiring Fund Shares pursuant to the Merger (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•
The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Merger will be the same as the aggregate tax basis of the shareholder’s Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Share for which cash is received).

•
The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Merger will include the holding period of the shareholder’s Target Fund common shares surrendered in exchange therefor.

•
A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund Share in connection with the Merger will be treated as having received cash in exchange for such fractional Acquiring Fund Share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund Share will generally recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Share and the Target Fund shareholder’s tax basis in Target Fund common shares allocable to the fractional Acquiring Fund Share. The capital gain or loss will generally be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund common shares is more than one year as of the date the Merger is consummated.

•
The Acquiring Fund’s tax basis in a Target Fund’s assets received by the Acquiring Fund pursuant to the Merger will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Merger, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.
Prior to the Closing Date, each Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such distribution will generally be taxable to shareholders for U.S. federal income tax purposes.
The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of each of the acquired Target Funds. The capital loss carryforwards of the Acquiring Fund and each Target Fund will be subject to the tax loss limitation rules described below to the extent such Fund undergoes an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Merger and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.
Although the capital loss carryforwards of the Combined Fund may be subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward would be without the Merger. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain.
Due to the operation of these tax loss limitation rules, it is possible that shareholders of a Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Mergers. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Merger were not to occur (i.e., whether, in the absence of the Merger, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Merger occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Merger were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.
In addition, for five years beginning on the Closing Date of a Merger, the Combined Fund will not be allowed to offset certain pre-Merger built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.
Management of the Funds
The Board. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. A list of the Trustees, a brief biography for each Trustee and additional information relating to the Board are included in the Statement of Additional Information.
Fund Management. Advent serves as investment adviser to AVK and investment manager to AGC and LCM. In such roles, Advent is responsible for making investment decisions with respect to the investment of each Fund’s assets. Advent is a registered investment advisor dedicated to providing its clients with superior investment performance. Advent invests primarily in convertible, high yield and equity securities offered through long only, hedge-fund and NYSE listed closed-end fund products. Advent’s investment team consists of seasoned professionals performing bottom-up fundamental research. Since inception in 1995, Advent has grown into a $9.4 billion diversified investment management firm (as of December 31, 2017) with the ability to capture opportunities globally. Advent’s growing client base includes some of the world’s largest public and corporate pension plans, foundations, endowments, insurance companies and high net worth individuals. Advent is located at 888 Seventh Avenue, 31st Floor, New York, New York 10019.
GFD serves as servicing agent to AVK. GFIA serves as investment adviser to AGC and LCM. GFD and GFIA are located at 227 West Monroe Street, Chicago, Illinois 60606 and each are wholly owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim”). Guggenheim is a global, diversified financial services firm with more than $305 billion in assets under supervision as of December 31, 2017. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. Guggenheim Investments represents the investment management division of Guggenheim. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.
The contractual investment management, advisory and/or servicing fees paid to the Management Entities (collectively, “Management and Servicing Fees”) of the Combined Fund will be identical to those of AVK, which are lower than those of AGC or LCM. The following table sets forth each Fund’s Management and Servicing Fees as a percentage of Managed Assets of the Fund.
	AGC	LCM	AVK	Combined Fund
GFIA Advisory Fee	0.40%	0.49%	N/A	N/A
GFD Servicing Fee	N/A	N/A	0.21%	0.21%
Advent Management Fee	0.60%	0.51%	0.54%	0.54%
Total Management and Service Fees	1.00%	1.00%	0.75%	0.75%

After the Mergers, Advent will continue its current role as investment manager to the Combined Fund. GFD will continue in its current role as servicing agent. GFIA (acting as investment adviser) performs investment advisory oversight of Advent (in its role as investment manager) for AGC and LCM. GFIA does not perform this role for AVK. Although GFIA will not continue its role as investment adviser to AGC and LCM, GFD will continue its current role as servicing agent for AVK and both Advent and GFD will have the ability to draw on resources and expertise throughout the Guggenheim organization to manage the Combined Fund.
A discussion regarding the basis for the approval of the investment advisory agreement and the investment sub-advisory agreement(s) of each Fund by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.guggenheiminvestments.com.
Portfolio Managers. Tracy V. Maitland and Paul Latronica are the portfolio managers of each Fund and will continue their roles as portfolio managers after the Mergers.
•
Tracy V. Maitland, President and Chief Investment Officer of Advent. Mr. Maitland serves as President and Chief Investment Officer of Advent Capital Management, LLC and Co-Portfolio Manager of each Fund. Prior to founding Advent, Mr. Maitland was a Director and National Sales Manager in the Convertible Securities Department in the Capital Markets Division at Merrill Lynch. As the major distribution link between investors and issuers, Mr. Maitland had a unique advantage in investing and trading in the convertible market due to Merrill Lynch’s preeminent position in convertibles. While at Merrill Lynch for 13 years, Mr. Maitland advised institutions on investing in specific convertible issues in their respective convertible, fixed income and equity portfolios. The extensive investing knowledge that Mr. Maitland developed at Merrill Lynch inspired him to create Advent Capital Management, LLC in order to satisfy the growing demand for investment expertise in convertible securities and other parts of the capital structure that are influenced by convertible valuations such as high yield and bank debt. He is a graduate of Columbia University and has over 30 years of industry experience.

•
Paul L. Latronica, Managing Director and Director of Trading  of Advent. Mr. Latronica serves as a Co-Portfolio Manager on the Phoenix Convertible Income Strategies and on the Funds. Prior to joining Advent, Mr. Latronica worked at Alliance Capital Management where he was an Account Manager for the International Closed End Division and also a Portfolio Accountant in the Municipal Bond Division.

Between those positions at Alliance, he worked as an Administrator in Fixed Income Portfolios at Oppenheimer Capital Management. He is a graduate of Franklin & Marshall College and received his Master of Business Administration Degree from Fordham University Business School and has over 18 years of industry experience.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation of, other accounts managed and ownership of securities in each Fund by each portfolio manager of the Combined Fund.
Other Service Providers. Certain other service providers for the Funds are as follows:
Service	Service Providers to the Funds
Custodian	The Bank of New York Mellon
Transfer Agent and Registrar	Computershare Shareowner Services LLC
Dividend Disbursing Agent	Computershare Trust Company, N.A.
Administrations	MUFG Investor Services (US), LLC
Fund Accounting Agent	The Bank of New York Mellon
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Trustees	Willkie Farr & Gallagher LLP

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, as custodian. Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, New Jersey 07310, serves as transfer agent and registrar and Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842, serves as dividend disbursing agent and agent under the Fund’s Dividend Reinvestment Plan, for the common shares of the Fund.
It is not anticipated that the Merger will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Mergers, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.
Capitalization
The tables below set forth (i) the capitalization of the Funds as of October 31, 2017 and (ii) the pro forma capitalization of the Combined Fund as if (a) the proposed Mergers of all of the Funds had occurred on October 31, 2017, which represents the most likely combination of the Mergers, (b) the proposed Merger of only AGC into AVK had occurred on October 31, 2017 and (c) the proposed Mergers of LCM into AVK had occurred on October 31, 2017.
Capitalization as of October 31, 2017 (Unaudited)
Merger of both Target Funds into AVK
	AGC	LCM	AVK	Adjustments	Pro forma Combined Fund (Both Target Funds into AVK)
Net assets	$184,076,566	$86,759,619	$353,389,035	$(1,084,000)(b)	$623,141,220
Common shares outstanding(a)	27,367,344	9,182,041	20,043,745	15,310,114 (c)	35,353,859
NAV per share	$6.73	$9.45	$17.63		$17.63

--------------------------------------
(a)	Based on the number of outstanding common shares listed in “Common shares outstanding” table.

(b)
Reflects non-recurring aggregate estimated merger expenses of $678,578 borne by AGC, $304,089 borne by LCM and $101,333 borne by AVK. The actual costs associated with the proposed Mergers may be more or less than the estimated costs discussed herein.

(c)	Reflects adjustments due to differences in per share NAV.
Merger of only AGC into AVK
	AGC	AVK	Adjustments	Pro forma Combined Fund (AGC into AVK)
Net assets	$184,076,566	$353,389,035	$(779,911)(b)	$536,685,690
Common shares outstanding(a)	27,367,344	20,043,745	10,405,068(c)	30,448,813
NAV per share	$6.73	$17.63		$17.63

--------------------------------------
(a)	Based on the number of outstanding common shares listed in “Common shares outstanding” table.
(b)
Reflects non-recurring aggregate estimated merger expenses of $678,578 borne by AGC  and $101,333 borne by AVK. The actual costs associated with the proposed Mergers may be more or less than the estimated costs discussed herein.

(c)	Reflects adjustments due to differences in per share NAV.
Merger of only LCM into AVK
	LCM	AVK	Adjustments	Pro forma Combined Fund (LCM into AVK)
Net assets	$86,759,619	$353,389,035	$(405,422)(b)	$439,743,232
Common shares outstanding(a)	9,182,041	20,043,745	4,905,046(c)	24,948,791
NAV per share	$9.45	$17.63		$17.63

--------------------------------------
(a)	Based on the number of outstanding common shares listed in “Common shares outstanding” table.
(b)
Reflects non-recurring aggregate estimated merger expenses of $304,089 borne by LCM and $101,333 borne by AVK. The actual costs associated with the proposed Mergers may be more or less than the estimated costs discussed herein.

(c)	Reflects adjustments due to differences in per share NAV.
Portfolio Turnover
Each Fund buys and sells securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Funds to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.  Each Fund’s portfolio turnover for the past two fiscal years was:
Fiscal Year Ended	AGC	LCM	AVK
2017	110%	100%	110%
2016	95%	93%	98%

Additional Information About the Common Shares of the Fund

Shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable, except as provided under such Fund’s declaration of trust.
Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Common Shares as of October 31, 2017
Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
AGC	Common Stock	Unlimited	None	20,043,745
LCM	Common Stock	Unlimited	None	9,182,041
AVK	Common Stock	Unlimited	None	27,367,344

Share Price Data
The following table sets forth, for the periods indicated the high and low premium and/or discount to NAV for a share of common shares of each Fund for the previous three years. For the periods shown, the market price of the common shares of each Fund has fluctuated between a maximum discount and a maximum premium. Although there is no reason to believe that this pattern should be affected by the Mergers, it is not possible to predict whether common shares of the Combined Fund will trade at a premium or discount to NAV following the Mergers, or what the magnitude of any such premium or discount might be.
As of March 19, 2018 , the NAV per common share of AGC was $6.44 and the market price per common share was $5.70, representing a discount to NAV of (11.49)%, the NAV per common share of LCM was $9.05 and the market price per common share was $8.08, representing a discount to NAV of (10.72)% and the NAV per common share of AVK was $17.37 and the market price per common share was $15.53, representing a discount to NAV of (10.59)%.
AGC
	Market Price Per Share		NAV Per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Period Ended	High	Low	High	Low	High	Low
March 31, 2018	$6.21	$5.52	$6.88	$6.28	-9.74%	-12.12%
December 31, 2017	$6.26	$5.91	$6.73	$6.53	-6.98%	-9.49%
September 30, 2017	$6.46	$6.04	$6.79	$6.68	-4.86%	-9.58%
June 30, 2017	$6.37	$6.07	$6.77	$6.69	-5.91%	-9.27%
March 31, 2017	$6.30	$5.85	$6.78	$6.60	-7.08%	-11.36%
December 31, 2016	$5.88	$5.31	$6.60	$6.28	-10.91%	-15.45%
September 30, 2016	$5.93	$5.52	$6.68	$6.35	-11.23%	-13.07%
June 30, 2016	$5.83	$5.37	$6.55	$6.13	-10.99%	-12.40%
March 31, 2016	$5.53	$4.52	$6.63	$5.59	-16.59%	-19.14%
December 31, 2015	$5.86	$5.24	$7.10	$6.48	-17.46%	-19.14%
September 30, 2015	$6.49	$5.38	$7.59	$6.49	-14.49%	-17.10%
June 30, 2015	$7.00	$6.36	$7.93	$7.53	-11.73%	-15.54%
March 31, 2015	$6.76	$6.24	$7.73	$7.22	-12.55%	-13.57%

LCM
	Market Price Per Share		NAV Per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Period Ended	High	Low	High	Low	High	Low
March 31, 2018	$8.68	$7.83	$9.61	$8.83	-9.68%	-11.33%
December 31, 2017	$8.73	$8.23	$9.44	$9.13	-7.52%	-9.86%
September 30, 2017	$8.86	$8.24	$9.57	$9.09	-7.42%	-9.35%
June 30, 2017	$8.88	$8.41	$9.47	$9.33	-6.23%	-9.86%

March 31, 2017	$8.76	$8.36	$9.60	$9.30	-8.75%	-10.16%
December 31, 2016	$8.38	$7.81	$9.31	$8.95	-9.99%	-12.74%
September 30, 2016	$8.63	$8.17	$9.42	$9.20	-8.39%	-11.20%
June 30, 2016	$8.52	$7.99	$9.35	$8.78	-8.88%	-9.00%
March 31, 2016	$8.26	$7.11	$9.40	$8.19	-12.13%	-13.19%
December 31, 2015	$8.96	$8.09	$10.11	$9.32	-11.39%	-13.20%
September 30, 2015	$9.32	$8.06	$10.71	$9.60	-12.98%	-16.04%
June 30, 2015	$9.77	$9.05	$11.17	$10.58	-12.52%	-14.46%
March 31, 2015	$9.54	$8.88	$10.84	$10.38	-11.99%	-14.45%

AVK
	Market Price Per Share		NAV Per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Period Ended	High	Low	High	Low	High	Low
March 31, 2018	$16.50	$15.01	$18.28	$16.80	-9.74%	-10.65%
December 31, 2017	$16.44	$15.47	$17.82	$17.17	-7.74%	-9.90%
September 30, 2017	$16.72	$15.85	$17.64	$17.05	-5.22%	-7.04%
June 30, 2017	$16.49	$15.34	$17.42	$17.02	-5.34%	-9.87%
March 31, 2017	$16.23	$14.70	$17.45	$16.87	-6.99%	-12.86%
December 31, 2016	$14.82	$13.36	$16.84	$15.87	-12.00%	-15.82%
September 30, 2016	$15.29	$13.92	$16.77	$15.88	-8.83%	-12.34%
June 30, 2016	$14.46	$13.11	$16.33	$15.51	-11.45%	-15.47%
March 31, 2016	$13.73	$11.15	$16.08	$13.81	-14.61%	-19.26%
December 31, 2015	$14.57	$12.96	$17.19	$15.79	-15.27%	-17.92%
September 30, 2015	$16.49	$13.12	$18.57	$15.95	-11.20%	-17.74%
June 30, 2015	$17.51	$16.27	$19.26	$18.50	-9.09%	-12.05%
March 31, 2015	$17.35	$16.06	$18.98	$18.09	-8.59%	-11.22%

Distributions

AGC and AVK declare and pay monthly distributions to shareholders. LCM declares and pays quarterly distributions to shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Pursuant to a standstill agreement, AVK has agreed to pay monthly distributions in an amount not less than 8.0% of AVK’s NAV based on average month-end NAV over the prior 12 months, effective beginning with the May 2017 distribution and continuing for 24 months. The Combined Fund will continue to honor the Minimum Distribution Rate through the Standstill Expiration.
The tax treatment and characterization of the Combined Fund’s distributions may vary significantly from time to time because of the varied nature of the Combined Fund’s investments. The Combined Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Combined Fund’s distributions made in a calendar or fiscal year cannot be determined until after the end of that fiscal year. As a result, there is a possibility that the Combined Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Combined Fund’s earnings and profits (as determined for U.S. federal income tax purposes), if any, for the relevant fiscal year and its previously undistributed earnings and profits from prior years, if any. In such situations, the amount by which the Combined Fund’s total distributions exceed its earnings and profits generally will be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.
Various factors will affect the level of the Combined Fund’s net investment income, such as its asset mix, its level of portfolio turnover, the amount and cost of leverage utilized by the Combined Fund, the movement of interest rates and general market conditions and the effects thereof. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the Target Funds or AVK if the Mergers were not completed. To permit the Combined Fund to maintain more stable quarterly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Combined Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Combined Fund for any particular month may be more or less than the amount actually earned by the Combined Fund during that month. Undistributed earnings will increase the Combined Fund’s NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Combined Fund’s NAV. Holders of the Combined Fund’s common shares will automatically have all dividends and distributions reinvested in common shares issued by the Combined Fund or common shares of the Combined Fund purchased in the open market in accordance with the Combined Fund’s Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Combined Fund’s common shares may be reinvested automatically in the Combined Fund’s common shares, see “Dividend Reinvestment Plan” as follows.
Dividend Reinvestment Plan
Under each Fund’s Dividend Reinvestment Plan (the “Plan”), a common shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the common shareholder elects to receive cash. Distributions with respect to common shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional common shares under the Plan, unless the broker or nominee does not participate in the Plan or the common shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A. as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. in writing at the address specified below or by calling the telephone number specified below.
Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time common shares are valued for purposes of determining the number of common shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new common shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, the Plan Agent will buy the common shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue common shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares exceeds net asset value. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the common shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in common shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the common shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, each Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, Computershare, P.O. Box 30170, College Station, TX 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at 1-866-488-3559.
Certain Provisions of the Governing Documents
The Combined Fund will be governed by the governing documents of AVK. The governing documents of AVK are substantially identical to the governing documents of AGC and LCM.
AVK’s declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Combined Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Combined Fund. Such attempts could have the effect of increasing the expenses of the Combined Fund and disrupting the normal operation of the Combined Fund.
The Board of AVK is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of the Combined Fund. Under the governing documents, a director may only be removed from office for cause, and not without cause, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent (75%) of the outstanding shares then entitled to vote in an election of such Trustee.
AVK’s declaration of trust provides that the holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. AVK’s declaration of trust also requires approval by two-thirds of the Trustees and a 1940 Act Majority shareholder vote to merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Fund’s property, including its good will.
Reference should be made to the declaration of trust of each Fund on file with the SEC.
Voting Rights
Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.
Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of trustees can elect all of the trustees standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any trustees.
Appraisal Rights
Shareholders of each Fund do not have appraisal rights for their common shares in connection with the Mergers because Delaware statutory trust law and each Fund’s governing documents do not provide for appraisal rights.

Legal Matters
Certain legal matters concerning the U.S. federal income tax consequences of the Merger and the issuance of Acquiring Fund Shares will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds.
Required Vote
Shareholder approval of the AGC Merger requires the affirmative vote by a 1940 Act Majority of AGC’s shareholders. Shareholder approval of the LCM Merger requires the affirmative vote by a 1940 Act Majority of LCM’s shareholders. Each Merger is conditioned on the approval of such Merger by AVK’s shareholders, which requires the affirmative vote by a 1940 Act Majority of AVK’s shareholders. A “1940 Act Majority” means the affirmative vote of either (i) 66⅔% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see “Voting Information.”
An unfavorable vote by shareholders of a Target Fund, or the unfavorable vote by shareholders of the Acquiring Fund on the Merger of one Target Fund, will not affect the implementation of the Merger by the other Target Fund, if the other Merger is approved by the shareholders of the Acquiring Fund and the other Target Fund. If the Merger of a Target Fund is not approved that Target Fund will continue to operate as a separate fund. In such event, Fund management may recommend alternative proposals to the Board and the Board may also consider other strategic alternatives for that Target Fund.
AVK’s common shares are listed on the NYSE and the new shares to be issued in connection with the Mergers will be listed on the NYSE. Approval of each Merger Agreement by shareholders of AVK will constitute approval of the common shares to be issued pursuant to such Merger Agreement in accordance with Section 312 of the NYSE Listed Company Manual, which requires a listed company to obtain shareholder approval prior to the issuance of common shares if any transaction or series of transactions would result in an increase by 20% or more in the amount of shares outstanding.
The holders of Shares will have equal voting rights (i.e., one vote per common share). Abstentions will have the same effect as votes against the proposal. “Broker non-votes” (i.e., common shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the proposal.
Board Recommendation
The AGC Board recommends that shareholders of AGC vote “FOR” AGC’s proposed Merger.
The LCM Board recommends that shareholders of LCM vote “FOR” LCM’s proposed Merger.
The AVK Board recommends that shareholders of AVK vote “FOR” AVK’s proposed Mergers with AGC and LCM.

PROPOSAL 2: TRUSTEE ELECTIONS

Introduction
Each Fund’s Agreement and Declaration of Trust and the rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. At the Meeting, shareholders of the Funds are being asked to elect Trustees in the following manner:
Shareholders of each of AVK and AGC: To elect Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg, as Class III Trustees, to serve until the Fund’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified; and
Shareholders of LCM: To elect Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg, as Class II Trustees, to serve until the Fund’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
Composition of the Board of Trustees

The Trustees of each Fund are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustees of each Fund:
AVK and AGC.
Class I Trustees. Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert are the Class I Trustees of AVK and AGC. The term of the Class I Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.
Class II Trustees. Mr. Daniel L. Black and Mr. Michael A. Smart are the Class II Trustees of AVK and AGC. The term of the Class II Trustees will continue until the 2020 annual meeting of shareholders or until successors shall have been elected and qualified.
Class III Trustees. Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees of AVK and AGC. Mr. Maitland and Mr. Nyberg are standing for re-election at the Meeting.
LCM.
Class I Trustees. Mr. Daniel L. Black and Mr. Michael A. Smart are the Class I Trustees of AVK and AGC. The term of the Class I Trustees will continue until the 2020 annual meeting of shareholders or until successors shall have been elected and qualified.
Class II Trustees. Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class II Trustees of AVK and AGC. Mr. Maitland and Mr. Nyberg are standing for re-election at the Meeting.
Class III Trustees. Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert are the Class III Trustees of AVK and AGC. The term of the Class III Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.
Each Trustee nominee, if elected at the Meeting, will hold office for three years or until his successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of the Funds will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.
Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Trustee nominees named above. Mr. Maitland and Mr. Nyberg have consented to serve as a Trustee of each Fund for which they are standing for re-election if elected at the Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.
Certain information concerning the current Trustees, the Trustee nominees and the officers of each of the Funds is set forth below under “Trustees and Trustee Nominees.” The sole “interested” Trustee (as defined in Section 2(a)(19) of the 1940 Act) is identified in the table below. The “Independent Trustees” are those who are not interested persons of (i) the Funds, (ii) Advent, (iii) GFIA, or (iv) GFD, and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934.
Each Fund is part of a fund complex of U.S. registered investment companies advised or managed by Advent (the “Advent Fund Complex”). The Funds are also part of a fund complex that consists of U.S. registered investment companies advised or serviced by Guggenheim Funds or its affiliates (referred to herein as the “Guggenheim Funds Fund Complex”). The Guggenheim Funds Fund Complex is composed of [ ] closed-end funds (including the Funds), [ ] open-end funds and [ ] exchange-traded funds. The Guggenheim Funds Fund Complex is overseen by multiple boards of trustees. Mr. Nyberg and Mr. Barnes also serve as trustees of certain other Funds in the Guggenheim Funds Fund Complex. Mr. Maitland, Mr. Medina, Mr. Seizert, Mr. Smart and Mr. Black do not serve as trustees of funds in the Guggenheim Funds Fund Complex other than the Funds.
Board Leadership Structure
The primary responsibility of the Board is to represent the interests of the shareholders of each Fund and to provide oversight of the management of each Fund. Each Fund’s day-to-day operations are managed by such Fund’s investment adviser, investment manager and other service providers who have been approved by the Board. The Board is currently comprised of seven Trustees, six of whom are Independent Trustees and one of whom is classified as an “interested” Trustee. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The Board has appointed an Interested Trustee as chairperson and the Independent Trustees of the Board have designated Mr. Daniel L. Black as lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel.
The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee each Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The Board has determined that this leadership structure, including an Interested Trustee as chairperson, a lead Independent Trustee, a supermajority of Independent Trustees on the Board, committee membership limited to Independent Trustees, and the participation and advice of independent legal counsel, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.
Board’s Role in Risk Oversight
The day-to-day management of various risks relating to the administration and operation of each Fund is the responsibility of each Fund’s investment advisor, investment manager and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through an Audit Committee and a Nominating and Governance Committee established by the Board. Each committee reports its activities to the Board on a regular basis. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for each Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact each Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with personnel of each Fund’s investment advisor, investment manager and other service providers, has endeavored to identify the primary risks that confront each Fund. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting affiliates of Advent and Guggenheim Funds in managing each Fund. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting each Fund. In addition, the officers of each Fund, each Fund’s investment advisor, investment manager and other service providers to each Fund have also implemented a variety of processes, procedures and controls designed to address particular risks to each Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.
The Board requires officers of each Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee of each Fund also receives reports from such Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with each Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session periodically, to discuss compliance matters and, on a quarterly basis, receives a report from the Chief Compliance Officer regarding compliance matters. The Board, with the assistance of each Fund’s management, reviews investment policies and risks in connection with its review of each Fund’s performance. In addition, the Board receives reports from each Fund’s investment advisor or investment manager on the investments and securities trading of each Fund. With respect to valuation, the Board has approved fair valuation procedures applicable to valuing each Fund’s securities, which the Board and the Audit Committee periodically review. The Board also requires each Fund’s investment adviser and investment manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.
Descriptions of the primary risks of investing in each Fund are discussed above, see “Risk Factors—General Risks for Investing in the Funds,” and on the Guggenheim website for AVK (www.guggenheiminvestments.com/avk), AGC (www.guggenheiminvestments.com/agc) and LCM (www.guggenheiminvestments.com/lcm).
Trustees and Trustee Nominees
Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Public Company or Investment Company Directorships Held
Independent Trustees
Randall C. Barnes Year of Birth: 1951	Trustee	†	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	3	Current: Trustee, of funds in the Guggenheim Funds Fund Complex(3); Purpose Investments Funds (2014-present).

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Public Company or Investment Company Directorships Held
Daniel L. Black Year of Birth: 1960	Trustee	†	Current: Managing Partner, the Wicks Group of companies, LLC (2003-present). Former: Managing Director and Co-Head of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of U.S. Corporate Banking at BNY Mellon (1995-1998).	3
Current: Sprouts, LLC (2015-present); Harlem Lacrosse & Leadership, Inc. (2014-present); Bendon Publishing International (2012-present); Antenna International, Inc. (2010-present); Bonded Services, Ltd. (2011-present).

Former: Penn Foster Education Group, Inc. (2007-2009).

Derek Medina Year of Birth: 1966	Trustee	†	Current: Senior Vice President, Business Affairs at ABC News (2008-present). Former: Vice President, Business Affairs and News Planning at ABC News (2003-2008); Executive Director, Office of the President at ABC News (2000-2003); Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).	3	Current: Young Scholar’s Institute (2005-present); Oliver Scholars (2011-present).
Ronald A. Nyberg Year of Birth: 1953	Trustee	†	Current: Partner, Momkus McCloskey LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	3	Current: Trustee, of funds in the Guggenheim Funds Fund Complex(4); PPM Funds (February 2018-present); Edward-Elmhurst Healthcare System (2012-present).
Gerald L. Seizert Year of Birth: 1952	Trustee	†	Current: Managing Partner of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm. Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer – Equities of Munder Capital Management, LLC (1995-1999); Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995); Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	Current: Beaumont Hospital (2012-present).

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Public Company or Investment Company Directorships Held
Michael A. Smart Year of Birth: 1960	Trustee	†	Current: Managing Partner, CSW Private Equity (July 2014-present), Managing Partner, Cordova, Smart & Williams, LLC (2003-present). Former: Principal, First Atlantic Capital Ltd (2001-2003); Managing Director in Investment Banking – the Private Equity Group (1995-2001) and a Vice President in Investment Banking – Corporate Finance (1992-1995) at Merrill Lynch & Co; Founding Partner of The Carpediem Group, a private placement firm (1991-1992); Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Current: National Association of Investment Companies (“NAIC”) 2010-present; Sprint Industrial Holdings (2007-present).

Former: Berkshire Blanket, Holdings, Inc. (2006-2016); Sqwincher Holdings (2006-2015).

Interested Trustee
Tracy V. Maitland* Year of Birth: 1960	Trustee, Chairman, President and Chief Executive Officer	†	Current: President and Founder, Advent Capital Management, LLC (2001-present). Former: President, Advent Capital Management, a division of Utendahl Capital.	3	None.

(1)	The business address of each Trustee of the Funds is 888 Seventh Avenue, 31st Floor, New York, New York 10019, unless otherwise noted.
(2)	Each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.
•
Mr. Barnes, Mr. Medina and Mr. Seizert, as Class I Trustees of AVK and AGC and Class III Trustees of LCM, are expected to stand for re-election at the Funds’ annual meeting of shareholders for the fiscal year ending in 2019.

•
Mr. Black and Mr. Smart, as Class II Trustees of AVK and AGC and Class I Trustees of LCM, are expected to stand for re-election at the Funds’ annual meeting of shareholders for the fiscal year ending in 2020.

•	Mr. Maitland and MR. Nyberg, as Class III Trustees of AVK and AGC and Class II Trustees of LCM, are standing for re-election at the Meeting.
(3)	As of the date of this SAI, Mr. Barnes oversees [ ] portfolios in the Guggenheim Funds Fund Complex. The funds in the Guggenheim Funds Fund Complex are overseen by multiple boards of trustees.
(4)	As of the date of this SAI, Mr. Nyberg oversees [ ] portfolios in the Guggenheim Funds Fund Complex. The funds in the Guggenheim Funds Fund Complex are overseen by multiple boards of trustees.
*	Mr. Maitland is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with Advent.
†	Trustee since:

	AGC	LCM	AVK
Independent Trustees
Barnes	2007	2005	2005
Black	2007	2005	2005
Medina	2007	2005	2003
Nyberg	2007	2005	2003
Seizert	2007	2005	2003
Smart	2007	2005	2003
Interested Trustee
Maitland	2007	2005	2003

Trustee Experiences, Qualifications and Skills
The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing each Fund and protecting the interests of shareholders.
The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, each Fund’s investment advisor, investment manager, other service providers, counsel and independent auditors, availability and commitment to attend meetings and perform the responsibilities of a Trustee and to exercise effective business judgment in the performance of their responsibilities as a Trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management. Each Trustee also now has considerable familiarity with the Funds, each Fund’s investment advisor, investment manager and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of each Fund.
Each Trustee’s ability to perform his duties effectively is evidenced by his educational background or professional training; business positions; experience from service as a Trustee of the Funds, other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings throughout the years; or other relevant life experiences.
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of each Fund’s business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Boards or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Boards by reason thereof.
Trustee	Experiences, Qualifications and Skills
Tracy V. Maitland
Mr. Maitland’s service as a Trustee of each Fund and his experience as President and Chief Investment Officer of Advent Capital Management, LLC provides him with experience in financial, accounting, regulatory, governance and investment matters, with particular experience and practical business knowledge in the investment management industry.

Randall C. Barnes
Mr. Barnes’s service as a Trustee of each Fund, his executive employment experience at various global food and beverage companies, and his personal investment experience, provides him with experience in financial, accounting, regulatory, governance and investment matters.

Daniel L. Black
Mr. Black’s service as a Trustee and as a past board member for a variety of organizations including information, education and media businesses and his long career of holding leadership positions in general management, commercial banking and credit, investment banking, private equity and mezzanine investing provides him with experience in financial, accounting, regulatory, governance and investment matters.

Derek Medina
Mr. Medina’s service as a Trustee of each Fund, his experience as Senior Vice President at ABC News, and his professional training and prior experience as an attorney at a law firm and a financial services firm provides him with experience in financial, regulatory, investment, legal and governance matters.

Ronald A. Nyberg
Mr. Nyberg’s service as a Trustee of each Fund, and his professional training and experience as an attorney and partner of a law firm and at an asset management firm provides him with experience in financial, regulatory, legal, investment management and governance matters.

Gerald L. Seizert
Mr. Seizert’s service as a Trustee of each Fund, and his service at various asset management firms, including serving as CEO and as a board member, provides him with experience in financial, accounting, regulatory, governance, capital markets and investment matters.

Michael A. Smart
Mr. Smart’s service as a Trustee of each Fund, and as a board member, managing partner and employee of various financial and operating companies provides him with experience in financial, accounting, regulatory, governance, investment banking, private equity and investment matters.

Executive Officers
The Funds’ officers receive no compensation from the Funds, but may also be officers or employees of the investment manager, the investment advisor or affiliates of the investment manager or investment advisor of the Funds and may receive compensation in such capacities.
Name, Address(1) and Year of Birth	Position(s) held with the Funds	Term of Office(2) and Length of Time Served	Principal Occupations(s) During Past 5 Years
Edward C. Delk Year of Birth: 1968	Chief Compliance Officer and Secretary	†
General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present). Formerly, Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012). Associate General Counsel, TIAA-CREF (2008-2009). Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

Tony Huang Year of Birth: 1976	Vice President and Assistant Secretary	†
Current: Vice President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007- present). Formerly, Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).

Robert White Year of Birth: 1967	Chief Financial Officer and Treasurer	†	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Formerly, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

(1)	The business address of each officer of the Fund is c/o Advent Capital Management, LLC, 888 Seventh Avenue, 31st Floor, New York, New York 10019.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.
†	Officer since:

	AGC	LCM	AVK
Delk	2012	2012	2012
Huang	2014	2014	2014
White	2005	2005	2005

Board Committees
The Trustees have determined that the efficient conduct of the Funds’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The standing committees of the Boards are the Audit Committee and the Nominating and Governance Committee.
Audit Committee. Each Fund has an Audit Committee, composed of all of the Independent Trustees, which is charged with selecting a firm of independent registered public accountants for such Fund and reviewing accounting matters with the accountants. The members of the Audit Committee of each Fund are Messrs. Seizert, Smart,

Barnes, Black, Medina and Nyberg, all of whom are Independent Trustees. A majority of the members of the Audit Committee of each Fund are audit committee financial experts and are independent for the purpose of the definition of audit committee financial expert as applicable to such Fund.
The Audit Committee of each Fund presents the following report:
The Audit Committee of each Fund performed the following functions: (i) each Audit Committee reviewed and discussed the audited financial statements of the Fund with management of each Fund; (ii) each Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114, (iii) each Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 and has discussed with the independent registered public accounting firm the auditors’ independence and (iv) each Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal year.
The Audit Committee of each Fund is governed by a joint written Audit Committee charter, the most recent version of which was approved by the Board on June 26, 2012. The Joint Audit Committee charter of the Funds are not available on the Funds’ websites. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years with a fund’s proxy statement. The Joint Audit Committee Charter is attached as Appendix C to the Proxy Statement/Prospectus.
Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which performs the functions set forth in the Joint Nominating and Governance Committee Charter of the Funds. The Nominating and Governance Committee is composed of all of the Independent Trustees. Each Fund’s Independent Trustees meet regularly as a group in executive session as the Nominating and Governance Committee.
As part of its duties, the Nominating and Governance Committee of each Fund makes recommendations to the full Board with respect to candidates for election to the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders for their consideration. In considering candidates recommended to the Nominating and Governance Committee by shareholders, the Nominating and Governance Committee of each Fund will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate recommendation considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include:
•	The name of the shareholder and evidence of the person’s ownership of shares of the applicable Fund(s), including the number of shares owned and the length of time of ownership; and
•
The name of the recommended candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Fund(s) and the person’s consent to be named as a Trustee if selected by the Nominating and Governance Committee and nominated by the Board.

In order for a shareholder’s recommended candidate to be considered by the Nominating and Governance Committee, the information described above must be sent to the applicable Fund’s Secretary, c/o Advent Capital Management, LLC, 888 Seventh Avenue, 31st Floor, New York, New York 10019.
The Nominating and Governance Committee of each Fund believes that the minimum qualifications for serving as a Trustee of each Fund are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of such Funds and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee of each Fund examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and such Fund. The Nominating and Governance Committee has a policy to consider diversity of backgrounds and experience when identifying Trustee nominee candidates. The Nominating and Governance Committee believes the Boards generally benefit from diversity of background, experience and views among its members, and considers how a particular candidate could be expected to contribute to such overall diversity and thereby enhance the effectiveness of the Board.
The Joint Nominating and Governance Committee Charter of the Funds was approved by the Boards of AVK and LCM on December 12, 2006 and by the Board of AGC on March 13, 2007. The Joint Nominating and Governance Committee Charter of the Funds is not available on the Funds’ websites. In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years with a fund’s proxy statement. The Joint Nominating and Governance Committee Charter of the Funds was attached as Appendix A to the Funds’ 2016 proxy statement.
Trustee Communications
Shareholders and other interested parties may contact the Boards or any member of the Boards by mail. To communicate with the Boards or any member of the Boards, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund or Funds at 888 Seventh Avenue, 31st Floor, New York, New York 10019.
Trustee and Officer Beneficial Ownership of Securities
As of December 31, 2017, the Trustees beneficially owned equity securities of the Funds and the funds in the Advent Fund Complex in the aggregate in the following amounts:
Name of Trustee or Trustee Nominee	Aggregate Dollar Range of Equity Securities in AGC	Aggregate Dollar Range of Equity Securities in LCM	Aggregate Dollar Range of Equity Securities in AVK	Aggregate Dollar Range of Equity Securities in the Fund Complex
INDEPENDENT TRUSTEES
Randall C. Barnes	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Daniel L. Black	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	Over $100,000
Derek Medina	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Ronald A. Nyberg	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Gerald L. Seizert	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Michael A. Smart	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
INTERESTED TRUSTEE
Tracy V. Maitland	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000

 As of December 31, 2017, each Trustee and officer and the Trustees and officers of each Fund as a group owned less than 1% of the outstanding shares of any class of each Fund, except with respect to LCM. As of December 31, 2017, the Trustees and officers of LCM, individually and as a group, beneficially owned equity securities of LCM in the following amounts:
Name of Trustee, Trustee Nominee or Officer	Common Shares of LCM Owned	Percentage of Common Shares Beneficially Owned
INDEPENDENT TRUSTEES
Randall C. Barnes	3,828	*
Daniel L. Black	4,567	*
Derek Medina	1,800	*
Ronald A. Nyberg	3,980	*
Gerald L. Seizert	52,805	*
Michael A. Smart	2,500	*
INTERESTED TRUSTEE
Tracy V. Maitland	50,000	*
OFFICERS
Edward C. Delk	0	*
Tony Huang	8,500	*
Robert White	0	*
Trustees and Officers as a group	127,980	1.39%
*	Less than 1%.
Board Meetings
Five meetings of the Board were held during its last fiscal year ended October 31, 2017.
Three meetings of the Audit Committee of each Fund were held during its last fiscal year ended October 31, 2017.
Two meetings of the Nominating and Governance Committee of each Fund were held during its last fiscal year ended October 31, 2017.
Each Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board held during its last fiscal year ended October 31, 2017; and (ii) all meetings of all committees of the Board on which the Trustee served held during its fiscal year ended October 31, 2017.

It is the Funds’ policy to invite Trustees to attend joint annual meetings of shareholders of the Funds. At the joint annual meetings of shareholders of the Funds held on September 27, 2017, all Trustees attended the meeting in person.
Trustee Compensation
The following table sets forth the compensation paid to each Trustee by each Fund and the total compensation paid to each Trustee by the Advent Fund Complex and the Guggenheim Funds Fund Complex, as applicable, during the Funds’ most recently completed fiscal year.
Name of Trustee or Trustee Nominee	Aggregate Compensation from AGC	Aggregate Compensation from AVK	Aggregate Compensation from LCM	Total Compensation from Closed-End Complex
INDEPENDENT TRUSTEES
Randall C. Barnes	$26,000	$26,000	$26,000	$78,000(1)
Daniel L. Black	$30,000	$30,000	$30,000	$90,000
Derek Medina	$26,000	$26,000	$26,000	$78,000
Ronald A. Nyberg	$27,500	$27,500	$27,500	$82,500(2)
Gerald L. Seizert	$27,500	$27,500	$27,500	$82,500
Michael A. Smart	$26,000	$26,000	$26,000	$78,000
INTERESTED TRUSTEE
Tracy V. Maitland	$0	$0	$0	$0

(1)	Mr. Barnes’s total compensation from the Guggenheim Funds Fund Complex (including the Funds) was $344,000 during the Funds’ most recently completed fiscal year.
(2)	Mr. Nyberg’s total compensation from the Guggenheim Funds Fund Complex (including the Funds) was $434,000 during the Funds’ most recently completed fiscal year.
Independent Auditors

PricewaterhouseCoopers LLP (“PWC”) has been selected as the Funds’ independent registered public accounting firm by the Audit Committee of each Fund and ratified by a majority of each Fund’s Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of each Fund for the fiscal year ended October 31, 2017. The Funds do not know of any direct or indirect financial interest of PWC in the Funds.
Audit Fees

The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK’s annual financial statements for AVK’s fiscal year ended October 31, 2016 were $95,500. The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK’s financial statements for AVK’s fiscal year ended October 31, 2017 were $98,350.
The aggregate fees billed to AGC by PWC for professional services rendered for the audit of AGC’s annual financial statements for AGC’s fiscal year ended October 31, 2016 were $100,700. The aggregate fees billed to AGC by PWC for professional services rendered for the audit of AGC’s financial statements for AGC’s fiscal year ended October 31, 2017 were $103,700.
The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM’s annual financial statements for LCM’s fiscal year ended October 31, 2016 were $93,300. The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM’s annual financial statements for LCM’s fiscal year ended October 31, 2017 were $96,150.
Audit-Related Fees

The aggregate fees billed by PWC and approved by the Audit Committee of AVK for AVK’s fiscal year ended October 31, 2016 for assurance and related services reasonably related to the performance of the audit of AVK’s financial statements were $0. The aggregate fees billed by PWC and approved by the Audit Committee of AVK for AVK’s fiscal year ended October 31, 2017 for assurance and related services reasonably related to the performance of the audit of AVK’s annual financial statements were $0.
The aggregate fees billed by PWC and approved by the Audit Committee of AGC for AGC’s fiscal year ended October 31, 2016 for assurance and related services reasonably related to the performance of the audit of AGC’s financial statements were $0. The aggregate fees billed by PWC and approved by the Audit Committee of AGC for AGC’s fiscal year ended October 31, 2017 for assurance and related services reasonably related to the performance of the audit of AGC’s annual financial statements were $0.
The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the Fund’s fiscal year ended October 31, 2016 for assurance and related services reasonably related to the performance of the audit of LCM’s financial statements were $0. The aggregate fees billed by PWC and approved by the Audit Committee of LCM for LCM’s fiscal year ended October 31, 2017 for assurance and related services reasonably related to the performance of the audit of LCM’s annual financial statements were $0.
PWC did not perform any other assurance and related services that were required to be approved by the Funds’ Audit Committees for such period.
Tax Fees

The aggregate fees billed by PWC and approved by the Audit Committee of AVK for AVK’s fiscal year ended October 31, 2016 for professional services rendered for tax compliance, tax advice, and tax planning were $16,500 (such fees relate to tax services provided by PWC in connection with AVK’s excise tax calculations and review of AVK’s tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for AVK’s fiscal year ended October 31, 2017 for professional services rendered for tax compliance, tax advice, and tax planning were $17,000 (such fees relate to tax services provided by PWC in connection with AVK’s excise tax calculations and review of AVK’s tax returns).
The aggregate fees billed by PWC and approved by the Audit Committee of AGC for AGC’s fiscal year ended October 31, 2016 for professional services rendered for tax compliance, tax advice, and tax planning were $18,500 (such fees relate to tax services provided by PWC in connection with AGC’s excise tax calculations and review of AGC’s tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of AGC for AGC’s fiscal year ended October 31, 2017 for professional services rendered for tax compliance, tax advice, and tax planning were $19,000 (such fees relate to tax services provided by PWC in connection with AGC’s excise tax calculations and review of AGC’s tax returns).
The aggregate fees billed by PWC and approved by the Audit Committee of LCM for LCM’s fiscal year ended October 31, 2016 for professional services rendered for tax compliance, tax advice, and tax planning were $16,500 (such fees relate to tax services provided by PWC in connection with LCM’s excise tax calculations and review of LCM’s tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of LCM for LCM’s fiscal year ended October 31, 2017 for professional services rendered for tax compliance, tax advice, and tax planning were $17,000 (such fees relate to tax services provided by PWC in connection with LCM’s excise tax calculations and review of LCM’s tax returns).
PWC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Funds’ Audit Committee for such period.
All Other Fees

For AVK, the aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for AVK’s fiscal year ended October 31, 2016 and $0 for AVK’s fiscal year ended October 31, 2017.
For AGC, the aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for AGC’s fiscal year ended October 31, 2016 and $0 for AGC’s fiscal year ended October 31, 2017.

For LCM, the aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for LCM’s fiscal year ended October 31, 2016 and $0 for LCM’s fiscal year ended October 31, 2017.
Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PWC for AVK’s fiscal year ended October 31, 2016 for services rendered to AVK were $16,500. The aggregate non-audit fees billed by PWC for AVK’s fiscal year ended October 31, 2017 for services rendered to AVK were $17,000.
The aggregate non-audit fees billed by PWC for AGC’s fiscal year ended October 31, 2016 for services rendered to AGC were $18,500. The aggregate non-audit fees billed by PWC for AGC’s fiscal year ended October 31, 2017 for services rendered to AGC were $19,000.
The aggregate non-audit fees billed by PWC for LCM’s fiscal year ended October 31, 2016 for services rendered to LCM were $16,500. The aggregate non-audit fees billed by PWC for LCM’s fiscal year ended October 31, 2017 for services rendered to LCM were $17,000.
The aggregate non-audit fees billed by PWC for the Funds’ fiscal year ended October 31, 2016 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Funds were $114,000. The aggregate non-audit fees billed by PWC for the Funds’ fiscal year ended October 31, 2017 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Funds were $0.
The aggregate non audit fees billed by PWC for the Funds’ fiscal year ended October 31, 2016 for services rendered to Guggenheim Funds, or any entity controlling, controlled by or under common control with Guggenheim Funds that provides ongoing services to AGC and LCM were $0. The aggregate non-audit fees billed by PWC for the Funds’ fiscal year ended October 31, 2017 for services rendered to Guggenheim Funds, or any entity controlling, controlled by, or under common control with Guggenheim Funds that provides ongoing services to AGC and LCM were $0.
Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee of each Fund adopted Pre-Approved Policies and Procedures as part of the Joint Audit Committee Charter. The Audit Committees of the Funds have pre-approved all audit and non-audit services provided by PWC to the Funds, and all non-audit services provided by PWC to Advent and Guggenheim Funds, or any entity controlling, controlled by, or under common control with Advent or Guggenheim Funds, as applicable, that provides ongoing services to the Funds which are related to the operations of the Funds. The Audit Committee has considered whether the provision of non-audit services that were rendered by PWC for the Funds’ fiscal years ended October 31, 2016 and October 31, 2017 to Advent or Guggenheim Funds or any entity controlling, controlled by, or under common control with Advent or Guggenheim Funds that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC’s independence. Pursuant to such consideration, the Audit Committee has made a determination that such non-audit services are compatible with maintaining PWC’s independence.
Advent and affiliates of Advent performing services for one or all of the Funds paid no fees to PWC in each Fund’s most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.
Required Vote

The affirmative vote of a majority of the common shares present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present is necessary to elect a Trustee nominee with respect to the applicable Fund. The holders of Shares will have equal voting rights (i.e., one vote per common share). Abstentions will have the same effect as votes against the proposal. “Broker non-votes” (i.e., common shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the proposal.
Board Recommendation

The Board, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” each nominee of the Board.

VOTING INFORMATION
Record Date

The Funds have fixed the close of business on April 17, 2018 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.
As of the Record Date, the Funds had the following number of common shares outstanding:
AGC	LCM	AVK

Quorum

The holders of a majority of the common shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. The inspectors of election, who may be employees of Advent or Guggenheim, will determine whether or not a quorum is present at the Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum.
Voting Requirements

Proposal 1(A): The shareholders of AGC are being asked to approve the AGC Merger Agreement, including the termination of AGC’s registration under the 1940 Act. Shareholder approval for Proposal 1(A) requires the affirmative vote by a 1940 Act Majority of AGC’s shareholders.
Proposal 1(B): The shareholders of LCM are being asked to approve the LCM Merger Agreement, including the termination of LCM’s registration under the 1940 Act. Shareholder approval for Proposal 1(B) requires the affirmative vote by a 1940 Act Majority of LCM’s shareholders.
Proposal 1(C): The shareholders of AVK are being asked to approve the AGC Merger Agreement, including the issuance of additional common shares of AVK in connection therewith. Shareholder approval for Proposal 1(C) requires the affirmative vote by a 1940 Act Majority of AVK’s shareholders.
Proposal 1(D): The shareholders of AVK are being asked to approve the LCM Merger Agreement, including the issuance of additional common shares of AVK in connection therewith. Shareholder approval for Proposal 1(D) requires the affirmative vote by a 1940 Act Majority of AVK’s shareholders.
AVK’s common shares are listed on the NYSE and the new shares to be issued in connection with the Mergers will be listed on the NYSE. Approval of each Merger Agreement by shareholders of AVK will constitute approval of the common shares to be issued pursuant to such Merger Agreement in accordance with Section 312 of the NYSE Listed Company Manual, which requires a listed company to obtain shareholder approval prior to the issuance of common shares if any transaction or series of transactions would result in an increase by 20% or more in the amount of shares outstanding.
The affirmative vote of a majority of the common shares present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present is necessary to elect a Trustee nominee with respect to the applicable Fund.
Abstentions will have the same effect as votes against each proposal. “Broker non-votes” (i.e., common shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against each proposal to approve the Mergers and no effect on the outcome of the vote on the proposal to elect Trustees.
Proxies
Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your common shares will be represented at the Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, common shares are voted in accordance with the proxy card bearing the latest date.
All common shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your common shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your common shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.
If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s common shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your common shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of common shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your common shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Funds proxy solicitor at 1-888-542-7446 to obtain directions to the site of the Meeting.
Broker-dealer firms holding common shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Funds understand that, under the rules of the NYSE, the Proposals are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.
Votes cast by proxy or in person at the Meeting will be tabulated by the inspector(s) of election appointed for the Meeting.
OTHER MATTERS
Shareholder Proposals

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of AGC, LCM and AVK were filed with the SEC on March 13, 2018 as part of such Funds’ Form 8-Ks, and shareholders may obtain copies of such documents as described on page ii of this Joint Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 888 Seventh Avenue, 31st Floor, New York, New York 10019, Attention: Ed C. Delk.
The Funds 2019 annual meeting of shareholders is expected to occur on or about September 25, 2019. Because the expected meeting date will be more than 30 days prior to the anniversary of the date of the 2018 annual meeting of shareholders, the Funds have established the following deadlines for shareholder proposals:
Shareholder proposals intended for inclusion in a Fund’s proxy statement in connection with the 2019 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by April 25, 2019 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.
A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than May 28, 2019 and not later than June 27, 2019 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2019 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.
Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about [ ], 2018. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Management Entities and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. The Funds have retained AST Fund Solutions (“AST”), 48 Wall Street, 22nd Floor, New York, New York 10005, a proxy solicitation firm, to assist with the solicitation of proxies. The cost of AST’s services in connection with the proxy is anticipated to be approximately $95,000, which will be borne by the Funds in accordance with the allocation of Merger expenses described herein.
Additional Information About the Solicitation

On July 22, 2016, the Funds entered into an agreement, as amended on May 12, 2017 (the “Western Agreement”), with Arthur D. Lipson, Robert Ferguson, Western Investment LLC, Western Investment Hedged Partners L.P., Western Investment Total Return Partners L.P., Benchmark Plus Institutional Partners L.L.C. and Benchmark Plus Management, L.L.C., and all of their respective directors, officers and affiliates (collectively “Western Investment”), pursuant to which, among other things, Western Investment agreed to withdraw the trustee nomination notice and notice of intention to submit a shareholder proposal pursuant to Rule 14a-8 under the under the Exchange Act that Western Investment had submitted to the Funds with respect to the Funds’ 2016 annual meeting of shareholders. Pursuant to the Western Agreement, LCM agreed to commence a tender offer as soon as commercially practicable, but no later than June 16, 2017, to purchase for cash up to 32.5% of LCM’s outstanding common shares, at a price equal to 98% of LCM’s NAV per share determined as of the close of the regular trading session of the NYSE on the business day immediately following the day the offer expires. Western Investment agreed to tender all common shares of LCM owned by it in the tender offer. Pursuant to the Western Agreement, Western Investment agreed, through July 22, 2021, to vote all of each Fund’s securities held by Western Investment in accordance with the recommendation of the Board of the applicable Fund and against any proposal made in opposition to, or in competition or inconsistent with, the recommendation of the Board of the applicable Fund. In addition, Western Investment agreed that, through July 22, 2021, with respect to the Funds, Western Investment will not: effect, seek, offer, engage in, propose, cause, participate in or assist in any solicitation of proxies, any acquisition of common shares that would cause Western Investment to beneficially own 4.99% or more of the outstanding common shares of a Fund, or any tender or exchange offer for securities of any Fund (other than the tender offer); form, join or participate in a “group” with respect to any Fund; deposit any securities of any Fund in a voting trust or enter in to any voting arrangement with respect to securities of any Fund; seek or encourage any person to submit nominations in furtherance of a “contested solicitation;” make any proposal for consideration by shareholders; seek representation on the Board of any Fund; or seek to control or influence the management, Board or policies of any Fund. Western Investment and the Funds also agreed to certain mutual non-disparagement provisions.
Also on July 22, 2016, Advent entered into a standstill agreement, as amended on May 12, 2017 (the “Bulldog Standstill Agreement”), with Bulldog Investors, LLC (“Bulldog Investors”). Pursuant to the Bulldog Standstill Agreement, Advent agreed to recommend to LCM that LCM conduct a tender offer upon substantially the terms described above. Pursuant to the Bulldog Standstill Agreement, Bulldog Investors agreed to tender all common shares of LCM owned by it in the tender offer. Bulldog Investors also agreed to be bound by certain “standstill” covenants with respect to the Funds through July 22, 2021.
On April 28, 2017, LCM entered into a standstill agreement, as amended on May 12, 2017 (the “LCM Saba Standstill Agreement”), with Saba Capital Management, L.P (“Saba”). Pursuant to the LCM Saba Standstill Agreement, LCM agreed to conduct a tender offer upon substantially the terms described above. Pursuant to the Saba Standstill Agreement, Saba agreed to tender all common shares of LCM owned by it in the tender offer. In addition, Saba agreed that, (i) through April 25, 2019, it will vote its common shares on all proposals submitted to shareholders in accordance with the recommendation of management of LCM’s and (ii) through the date one day after the completion of LCM’s annual meeting of shareholders held during the fiscal year ending October 31, 2019, including any adjournments or postponements thereof, Saba will not: effect, seek, offer, engage in, propose, cause, participate in or assist in any solicitation of proxies, knowingly encourage or advise any other person or assist or act to assist any person in so encouraging or advising any person with respect to the giving or withholding of any proxy, consent or other authority to vote, any tender or exchange offer for securities of LCM (other than the tender offer), or engage in any short sale that includes, relates to or derives any part of its value from a decline in the market price or value of the securities of LCM; form, join or participate in a “group” with respect to LCM; deposit any securities of LCM in a voting trust or enter in to any voting arrangement with respect to securities of LCM; seek or encourage any person to submit nominations in furtherance of a “contested solicitation;” seek or encourage, alone or in concert with others, the removal or resignation of any member of LCM’s Board; make a request for a shareholder list or other LCM books and records; take any action with respect to any proposal for consideration by shareholders; seek representation on the Board of LCM; seek to control or influence the management, Board or policies of LCM; institute, solicit, assist or join any litigation, arbitration or other proceeding against or involving LCM; or make any public statements or proposal with respect to any material change in LCM’s management, business or corporate structure, or any change to the Agreement and Declaration of Fund or Bylaws of LCM. Saba and LCM also agreed to certain mutual non-disparagement provisions.
On June 12, 2017, LCM commenced a tender offer to purchase for cash up to 4,420,984 (approximately 32.5%) of LCM’s outstanding common shares at a price equal to 98% of LCM’s NAV per share determined as of the close of the regular trading session of the NYSE on the business day immediately following the day the offer expires. The tender offer expired on July 11, 2017. A total of 7,334,932 common shares of LCM were duly tendered and not withdrawn. Since the number of common shares tendered exceeded 4,420,984 common shares (approximately 32.5% of the outstanding common shares of LCM) the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, LCM repurchased common shares from all tendering shareholders on a pro-rata basis, disregarding fractions. LCM transmitted payment to purchase the duly tendered and accepted common shares on July 17, 2017.
On April 28, 2017, AVK entered into a standstill agreement (the “AVK Saba Standstill Agreement”) with Saba. Pursuant to the AVK Saba Standstill Agreement, AVK agreed to conduct a tender offer to purchase for cash up to 15% outstanding common shares at a price equal to 98% of AVK’s NAV per share determined as of the close of the regular trading session of the NYSE on the business day immediately following the day the offer expires. Pursuant to the AVK Saba Standstill Agreement, Saba has agreed to tender all common shares of AVK owned by it in the tender offer. Additionally, pursuant to the AVK Saba Standstill Agreement, AVK has agreed to declare and pay monthly distributions for 24 months following the date of the AVK Saba Standstill Agreement, representing an annualized distribution rate of not less than the Minimum Distribution Amount, effective beginning with the AVK’s May 2017 distribution. In addition, Saba agreed that, (i) through April 25, 2019, it will vote its common shares on all proposals submitted to shareholders in accordance with the recommendation of management of AVK and (ii)

through the date one day after the completion of AVK’s annual meeting of shareholders held during the fiscal year ending October 31, 2019, including any adjournments or postponements thereof, Saba will not: effect, seek, offer, engage in, propose, cause, participate in or assist in any solicitation of proxies, knowingly encourage or advise any other person or assist or act to assist any person in so encouraging or advising any person with respect to the giving or withholding of any proxy, consent or other authority to vote, any tender or exchange offer for securities of AVK (other than the tender offer), or engage in any short sale that includes, relates to or derives any part of its value from a decline in the market price or value of the securities of AVK; form, join or participate in a “group” with respect to AVK; deposit any securities of AVK in a voting trust or enter in to any voting arrangement with respect to securities of AVK; seek or encourage any person to submit nominations in furtherance of a “contested solicitation;” seek or encourage, alone or in concert with others, the removal or resignation of any member of AVK’s Board; make a request for a shareholder list or other AVK books and records; take any action with respect to any proposal for consideration by shareholders; seek representation on the Board of AVK; seek to control or influence the management, Board or policies of AVK; institute, solicit, assist or join any litigation, arbitration or other proceeding against or involving AVK; or make any public statements or proposal with respect to any material change in AVK’s management, business or corporate structure, or any change to the Agreement and Declaration of Fund or Bylaws of AVK. Saba and AVK also agreed to certain mutual non-disparagement provisions.
On August 9, 2017, AVK commenced a tender offer to purchase for cash up to 3,537,132 (approximately 15%) of AVK’s outstanding common shares at a price equal to 98% of AVK’s NAV per share determined as of the close of the regular trading session of the NYSE on the business day immediately following the day the offer expires. The tender offer expired on September 7, 2017. A total of 8,775,224 common shares of AVK were duly tendered and not withdrawn. Since the number of common shares tendered exceeded 3,537,132 common shares (approximately 15% of the outstanding common shares of AVK) the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, AVK repurchased common shares from all tendering shareholders on a pro-rata basis, disregarding fractions. AVK transmitted payment to purchase the duly tendered and accepted common shares on September 13, 2017.
On April 28, 2017, AGC entered into a standstill agreement (the “AGC Saba Standstill Agreement”) with Saba. Pursuant to the AGC Saba Standstill Agreement, AGC agreed to conduct a tender offer to purchase for cash up to 15% outstanding common shares at a price equal to 98% of AGC’s NAV per share determined as of the close of the regular trading session of the NYSE on the business day immediately following the day the offer expires. Pursuant to the AGC Saba Standstill Agreement, Saba has agreed to tender all common shares of AGC owned by it in the tender offer. In addition, Saba agreed that, (i) through April 25, 2019, it will vote its common shares on all proposals submitted to shareholders in accordance with the recommendation of management of AGC and (ii) through the date one day after the completion of AGC’s annual meeting of shareholders held during the fiscal year ending October 31, 2019, including any adjournments or postponements thereof, Saba will not: effect, seek, offer, engage in, propose, cause, participate in or assist in any solicitation of proxies, knowingly encourage or advise any other person or assist or act to assist any person in so encouraging or advising any person with respect to the giving or withholding of any proxy, consent or other authority to vote, any tender or exchange offer for securities of AGC (other than the tender offer), or engage in any short sale that includes, relates to or derives any part of its value from a decline in the market price or value of the securities of AGC; form, join or participate in a “group” with respect to AGC; deposit any securities of AGC in a voting trust or enter in to any voting arrangement with respect to securities of AGC; seek or encourage any person to submit nominations in furtherance of a “contested solicitation;” seek or encourage, alone or in concert with others, the removal or resignation of any member of AGC’s Board; make a request for a shareholder list or other AGC books and records; take any action with respect to any proposal for consideration by shareholders; seek representation on the Board of AGC; seek to control or influence the management, Board or policies of AGC; institute, solicit, assist or join any litigation, arbitration or other proceeding against or involving AGC; or make any public statements or proposal with respect to any material change in AGC’s management, business or corporate structure, or any change to the Agreement and Declaration of Fund or Bylaws of AGC. Saba and AGC also agreed to certain mutual non-disparagement provisions.
On August 9, 2017, AGC commenced a tender offer to purchase for cash up to 4,829,532 (approximately 15%) of AGC’s outstanding common shares at a price equal to 98% of AGC’s NAV per share determined as of the close of the regular trading session of the NYSE on the business day immediately following the day the offer expires. The tender offer expired on September 7, 2017. A total of 14,817,666 common shares of AGC were duly tendered and not withdrawn. Since the number of common shares tendered exceeded 4,829,532 common shares (approximately

15% of the outstanding common shares of AGC) the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, AGC repurchased common shares from all tendering shareholders on a pro-rata basis, disregarding fractions. AGC transmitted payment to purchase the duly tendered and accepted common shares on September 13, 2017.

Other Matters with Respect to the Meeting

A representative of the Independent Registered Public Accounting Firm may attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.
A list of shareholders entitled to attend and to vote at the meeting will be available in the offices of the Funds, 888 Seventh Avenue, 31st Floor, New York, New York 10019, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the meeting.
Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund or Funds at 888 Seventh Avenue, 31st Floor, New York, New York 10019.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, certain officers of each Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and filed in a timely manner.
Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.
Generally, the Funds do not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Funds restrict access to non-public personal information about its shareholders to employees of the Management Entities and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Other Information

The management of the Funds knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Failure of a quorum to be present at the Meeting may result in an adjournment. The chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies with respect to a Proposal if a quorum is not present or if a quorum is present but sufficient votes have not been received to approve the Proposal. Any adjourned meeting or meetings may be held without the necessity of another notice.

The Funds will update certain data regarding the Funds, including performance data, on a monthly basis on its website at www.guggenheiminvestments.com/products/cef. Shareholders are advised to periodically check the website for updated performance information and the release of other material information about the Funds.
Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 20, 2018
This Proxy Statement is available on the Internet at www.proxyonline.com/docs/advent2018.pdf

APPENDIX A
 FINANCIAL HIGHLIGHTS
Advent Claymore Convertible Securities and Income Fund II (AGC)
The financial highlights table is intended to help you understand the Fund’s financial performance. Except where noted, the information in this table for the fiscal years ended 2017, 2016, 2015, 2014 and 2013 is derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2017, and are incorporated by reference into the SAI. The financial highlights for the fiscal years ended 2012, 2011, 2010, 2009 and 2008 is derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP.
FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$6.42	$7.05	$7.63	$8.18	$7.18
Income from investment operations:
Net investment income(a)	0.22	0.25	0.20	0.24	0.27
Net gain (loss) on investments (realized and unrealized)	0.63	(0.32)	(0.22)	(0.23)	1.25
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	—	—	—	—	(0.01)
Total from investment operations	0.85	(0.07)	(0.02)	0.01	1.51
Less distributions from:
Net investment income	(0.23)	(0.22)	(0.36)	(0.56)	(0.56)
Return of capital	(0.33)	(0.34)	(0.20)	—	—
Total distributions to shareholders	(0.56)	(0.56)	(0.56)	(0.56)	(0.56)
Increase resulting from tender and repurchase of Auction Market Preferred Shares	—	—	—	—	0.05
Increase resulting from tender offer and repurchase of Common Shares	0.02	—	—	—	—
Net asset value, end of period	$6.73	$6.42	$7.05	$7.63	$8.18
Market value, end of period	$6.19	$5.57	$5.78	$6.66	$7.15
Total Return(b)
Net asset value	14.03%	(0.65%)	(0.30%)	(0.08%)	22.50	%(c)
Market value	21.79%	6.68%	(5.10%)	0.60%	16.35%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$184,077	$206,797	$227,431	$246,130	$263,568
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	—	—	—	—	—
Preferred shares asset coverage per share(g)	—	—	—	—	—
Ratio to average net assets of:
Net investment income, prior to the effect of dividends to preferred shares, including interest expense	3.25%	3.80%	2.70%	2.98%		3.48%
Net investment income, after to the effect of dividends to preferred shares, including interest expense	3.25%	3.80%	2.70%	2.98%		3.37%
Total expenses(f)	3.49%	3.78%	3.21%	3.06	%(e)	3.09	%(e)
Portfolio turnover rate	110%	95%	135%	249%		239%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$125,000	$150,000	$170,000	$170,000		$170,000
Asset Coverage per $1,000 of indebtedness(d)	$2,473	$2,379	$2,338	$2,448		$2,550

FINANCIAL HIGHLIGHTS (continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value, beginning of period	$7.40	$9.25	$8.37	$6.81	$19.37
Income from investment operations:
Net investment income(a)	0.40	0.44	0.55	0.58	1.10
Net gain (loss) on investments (realized and unrealized)	0.08	(1.41)	1.21	1.90	(11.72)
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	(0.08)	(0.08)	(0.08)	(0.09)	(0.24)
Total from investment operations	0.40	(1.05)	1.68	2.39	(10.86)
Less distributions from:
Net investment income	(0.36)	(0.35)	(0.80)	(0.54)	(1.27)
Return of capital	(0.26)	(0.45)	—	(0.29)	(0.43)
Total distributions to shareholders	(0.62)	(0.80)	(0.80)	(0.83)	(1.70)
Net asset value, end of period	$7.18	$7.40	$9.25	$8.37	$6.81
Market value, end of period	$6.66	$6.87	$9.36	$7.33	$5.99
Total Return(b)
Net asset value	5.80%	(12.43%)	20.87%	38.26%	(60.31%)
Market value	6.42%	(19.43%)	39.98%	39.85%	(58.94%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$231,512	$238,685	$297,056	$266,589	$216,892
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	$170,000	$170,000	$170,000	$170,000	$170,000
Preferred shares asset coverage per share(g)	$59,046	$60,101	$68,685	$64,204	$56,955
Ratio to average net assets of:
Net investment income, prior to the effect of dividends to preferred shares, including interest expense	5.54%	4.92%	6.19%	8.29%	7.47%
Net investment income, after to the effect of dividends to preferred shares, including interest expense	4.46%	4.04%	5.27%	7.02%	5.86%
Total expenses(f)	2.35%	1.99%	1.99%	2.34%	1.68%
Portfolio turnover rate	219%	125%	125%	166%	118%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)
Included in the total return at net asset value is the impact of the tender and repurchase of its Auction Market Preferred Shares (“AMPS”) at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lower by 0.74%.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(e)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.08%, 0.02% and 0.09% for the years ended October 31, 2014, 2013 and 2012, respectively.

(f)	Excluding interest expense, the operating expense ratio for the years ended October 31 would be:

2017	2016	2015	2014	2013
2.09%	2.17%	2.04%	1.96%	2.07%

2012	2011	2010	2009	2008
N/A	N/A	N/A	N/A	N/A

(g)                 Calculated by subtracting the Fund’s total liabilities from the Fund’s total net assets and dividing by the total number of preferred shares outstanding.

Advent/Claymore Enhanced Growth & Income Fund (LCM)
The financial highlights table is intended to help you understand the Fund’s financial performance. Except where noted, the information in this table for the fiscal years ended 2017, 2016, 2015, 2014 and 2013 is derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2017, and are incorporated by reference into the SAI. The financial highlights for the fiscal years ended 2012, 2011, 2010, 2009 and 2008 is derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP.
FINANCIAL HIGHLIGHTS
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2017	2016	2015	2014		2013
Per Share Data:
Net asset value, beginning of period	$9.16	$10.06	$10.87	$11.50		$10.60
Income from investment operations:
Net investment income(a)	0.17	0.26	0.21	0.21		0.23
Net gain (loss) on investments (realized and unrealized)	0.89	(0.32)	(0.18)	—	*	1.51
Total from investment operations	1.06	(0.06)	0.03	0.21		1.74
Less distributions from:
Net investment income	(0.19)	(0.23)	(0.41)	(0.84)		(0.84)
Return of capital	(0.65)	(0.61)	(0.43)	—	*	—
Total distributions to shareholders	(0.84)	(0.84)	(0.84)	(0.84)		(0.84)
Increase resulting from tender offer and repurchase of common shares	0.07	—	—	—		—
Net asset value, end of period	$9.45	$9.16	$10.06	$10.87		$11.50
Market value, end of period	$8.65	$8.16	$8.85	$9.51		$10.03
Total Return(b)
Net asset value	12.87%	(0.37%)	0.13%	1.58%		17.10%
Market value	16.91%	1.95%	1.97%	2.90%		15.56%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$86,760	$124,669	$136,783	$147,821		$156,387
Ratio to average net assets of:
Net investment income	1.84%	2.85%	1.95%	1.86%		2.05%
Total expenses(c)	2.87%	2.62%	2.17%	2.10	%(d)	2.18	%(d)
Portfolio turnover rate	100%	93%	138%	344%		321%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$35,000	$50,000	$50,000	$50,000		$50,000
Asset Coverage per $1,000 of indebtedness(e)	$3,479	$3,493	$3,736	$3,956		$4,128

FINANCIAL HIGHLIGHTS
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value, beginning of period	$10.63	$12.11	$11.72	$10.91	$20.09
Income from investment operations:
Net investment income(a)	0.41	0.42	0.40	0.39	0.47
Net gain (loss) on investments (realized and unrealized)	0.45	(0.84)	1.05	1.56	(8.05)
Total from investment operations	0.86	(0.42)	1.45	1.95	(7.58)
Less distributions from:
Net investment income	(0.86)	(0.47)	(1.06)	(0.67)	(0.90)
Return of capital	(0.03)	(0.59)	—	(0.47)	(0.70)
Total distributions to shareholders	(0.89)	(1.06)	(1.06)	(1.14)	(1.60)
Increase resulting from tender offer and repurchase of common shares	—	—	—	—	—
Net asset value, end of period	$10.60	$10.63	$12.11	$11.72	$10.91
Market value, end of period	$9.46	$9.73	$11.38	$10.48	$8.97
Total Return(b)
Net asset value	8.59%	(4.18%)	13.14%	19.74%	(40.37%)
Market value	6.78%	(6.27%)	19.37%	34.17%	(42.88%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$144,222	$144,533	$168,684	$159,370	$148,383
Ratio to average net assets of:
Net investment income	3.85%	3.54%	3.43%	3.68%	2.91%
Total expenses(c)	2.32(d )%	2.11%	2.10%	1.42%	1.34%
Portfolio turnover rate	141%	121%	127%	236%	192%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$50,000	$50,000	$50,000	N/A	N/A
Asset Coverage per $1,000 of indebtedness(e)	$3,884	$3,891	$4,293	N/A	N/A

(a)   Based on average shares outstanding.
(b)   Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.
(c)   Excluding interest expense, the operating expense ratio for the years ended October 31 would be:
2017	2016	2015	2014	2013
2.06%	1.98%	1.74%	1.71%	1.76%

2012	2011	2010	2009	2008
1.82%	1.72%	1.71%	1.42%	1.34%

(d)   The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.05%, 0.03% and 0.07% for the years ended October 31, 2014, 2013 and 2012, respectively.
(e)   Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
*      Less than $0.01.

Advent Claymore Convertible Securities and Income Fund (AVK)
The financial highlights table is intended to help you understand the Fund’s financial performance. Except where noted,  the information in this table for the fiscal years ended 2017, 2016, 2015, 2014 and 2013 is derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2017, and are incorporated by reference into the SAI. The financial highlights for the fiscal years ended 2012, 2011, 2010, 2009 and 2008 is derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP.
FINANCIAL HIGHLIGHTS
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$16.26	$17.11	$19.00	$19.76	$17.19
Income from investment operations:
Net investment income(a)	0.69	0.75	0.65	0.71	0.74
Net gain (loss) on investments (realized and unrealized)	1.86	(0.47)	(1.41)	(0.34)	2.87
Distributions to preferred shareholders:
From net investment income (common share equivalent base)	—	—	—	—	(0.02)
From net realized gain (common share equivalent basis)	—	—	—	—	—
Total preferred distributions (common share equivalent basis)	—	—	—	—	(0.02)
Total from investment operations	2.55	0.28	(0.76)	0.37	3.59
Less distributions from:
Net investment income	(0.75)	(0.74)	(0.76)	(1.13)	(1.13)
Net realized Gain	—	—	—	—	—
Return of capital	(0.49)	(0.39)	(0.37)	—	—
Total distributions to shareholders	(1.24)	(1.13)	(1.13)	(1.13)	(1.13)
Increase resulting from tender and repurchase of Auction
Market Preferred Shares	—	—	—	—	0.11
Increase resulting from tender offer and repurchase of Common Shares	0.06	—	—	—	—
Net asset value, end of period	$17.63	$16.26	$17.11	$19.00	$19.76
Market value, end of period	$16.09	$14.01	$14.13	$17.34	$17.81
Total Return(b)
Net asset value	16.55%	1.94%	(4.20%)	1.73%	22.09	%(c)
Market value	24.20%	7.57%	(12.57%)	3.49%	12.90%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$353,389	$383,513	$403,555	$448,033	$466,031
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	—	—	—	—	—
Preferred shares asset coverage per share(g)	—	—	—	—	—
Ratio to average net assets of:
Net investment income, after fee waiver, prior to the effect of dividends to preferred shares, including interest expense	4.04%	4.66%	3.56%	3.58%	3.96%
Net investment income, before fee waiver, prior to effect of dividends to preferred shares, including interest expense	4.04%	4.66%	3.56%	3.58%	3.96%
Net investment income, after fee waiver, after the effect of dividends to preferred shares, including interest expense	4.04%	4.66%	3.56%	3.58%	3.85%
Net investment income, before fee waiver, after effect of dividends to preferred shares, including interest expense	4.04%	4.66%	3.56%	3.58%	3.85%
Total expenses, after fee waiver(d)(e)	2.72%	2.92%	2.48%	2.32%	2.37%
Total expenses, before fee waiver(d)(e)	2.72%	2.92%	2.48%	2.32%	2.37%
Portfolio turnover rate	110%	98%	117%	264%	240%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$227,000	$262,000	$262,000	$262,000	$262,000
Asset Coverage per $1,000 of indebtedness(f)	$2,557	$2,464	$2,540	$2,710	$2,779

FINANCIAL HIGHLIGHTS
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	October 31,		October 31,	October 31,	October 31,	October 31,
	2012		2011	2010	2009	2008
Per Share Data:
Net asset value, beginning of period	$17.52		$19.38	$16.28	$12.52	$28.23
Income from investment operations:
Net investment income(a)	1.06		1.37	1.29	1.06	1.66
Net gain (loss) on investments (realized and unrealized)	0.13		(1.48)	3.11	4.10	(14.66)
Distributions to preferred shareholders:
From net investment income (common share equivalent base)	(0.17)		(0.17)	(0.17)	(0.20)	(0.49)
From net realized gain (common share equivalent basis)	—		—	—	—	(0.03)
Total preferred distributions (common share equivalent basis)	(0.17)		(0.17)	(0.17)	(0.20)	(0.52)
Total from investment operations	1.02		(0.28)	4.23	4.96	(13.52)
Less distributions from:
Net investment income	(1.35)		(1.58)	(1.13)	(1.19)	(2.05)
Net Realized Gain	—		—	—	—	(0.13)
Return of capital	—		—	—	(0.01)	(0.01)
Total distributions to common shareholders	(1.35)		(1.58)	(1.13)	(1.20)	(2.19)
Increase resulting from tender and repurchase of Auction
Market Preferred Shares	—		—	—	—	—
Increase resulting from tender offer and repurchase of Common Shares	—		—	—	—	—
Net asset value, end of period	$17.19		$17.52	$19.38	$16.28	$12.52
Market value, end of period	$16.84		$15.87	$18.19	$14.24	$13.11
Total Return(b)
Net asset value	6.18%		(1.91)%	26.65%	42.52%	(51.06)%
Market value	15.54%		(4.82)%	36.74%	20.34%	(41.96)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$405,461		$413.041	$457,050	$383,925	$295,101
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	$262,000		$262,000	$262,000	$262,000	$275,000
Preferred shares asset coverage per share(g)	$63,689		$64,412	$68,612	$61,634	$51,827
Ratio to average net assets of:
Net investment income, after fee waiver, prior to the effect of dividends to preferred shares, including interest expense	6.23%		7.11%	7.12%	7.98%	7.14%
Net investment income, before fee waiver, prior to effect of dividends to preferred shares, including interest expense	6.23%		7.10%	7.05%	7.80%	6.89%
Net investment income, after fee waiver, after the effect of dividends to preferred shares, including interest expense	5.26%		6.25%	6.18%	6.47%	4.92%
Net investment income, before fee waiver, after effect of dividends to preferred shares, including interest expense	5.26%		6.24%	6.11%	6.29%	4.67%
Total expenses, after fee waiver	1.72	%(d)	1.58%	1.50%	1.77%	1.22%
Total expenses, before fee waiver	1.72	%(d)	1.59%	1.57%	1.95%	1.47%
Portfolio turnover rate	218%		93%	65%	121%	87%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	—		—	—	—	—
Asset Coverage per $1,000 of indebtedness(f)	—		—	—	—	—

(a)   Based on average shares outstanding.
(b)   Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)   Included in the total return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its Auction Market Preferred Shares (“AMPS”) at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lowered by 0.67%.
(d)   Expense ratio does not reflect the fees and expenses incurred directly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.00%, 0.01%, 0.01%, 0.08%, 0.02% and 0.08% for the years ended October 31, 2017, 2016, 2015, 2014, 2013 and 2012.
(e)   Excluding interest expense, the operating expense ratio for the years ended October 31 would be:
2017	2016	2015	2014	2013
1.49%	1.52%	1.42%	1.37%	1.47%

2012	2011	2010	2009	2008
N/A	N/A	N/A	N/A	N/A

(f)    Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(g)   Calculated by subtracting the Fund’s total liabilities from the Fund’s total net assets and dividing by the total number of preferred shares outstanding.

APPENDIX B
 FORM OF AGREEMENT AND PLAN OF MERGER

______, 2018
In order to consummate the reorganization contemplated herein (the “Merger”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [TARGET FUND], a registered diversified closed-end investment company, File No. 811-, (the “Target Fund”) and Advent Claymore Convertible Securities and Income Fund, a Delaware statutory trust and a registered diversified closed-end investment company, File No. 811-21504 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows.
1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.
The Acquiring Fund represents and warrants to, and agree with, the Target Fund that:
(a) The Acquiring Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”), and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.
(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Merger, to the approval and adoption of this Agreement by the common shareholders of the Acquiring Fund (the “Acquiring Fund Shareholders”) as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.
(d) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by PricewaterhouseCoopers LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.
(e) An unaudited statement of assets and liabilities of the Acquiring Fund and an unaudited portfolio of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(f) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(m) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.
(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Merger. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.
(g) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.
(h) The Acquiring Fund is not obligated under any provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.
(i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the year ended October 31, 2017, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Merger. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.
(j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.
(k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.
(l) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
(m) The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share (the “Acquiring Fund Common Shares”). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable, except as provided by the Acquiring Fund’s agreement and declaration of trust, and has the voting rights provided by the Acquiring Fund’s agreement and declaration of trust and applicable law.

(n) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.
(o) The Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s agreement and declaration of trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.
(p) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.
(q) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund Shareholders.
(r) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.
2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.
The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:
(a) The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the DSTA, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
(b) The Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Merger, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.
(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.
(e) An unaudited statement of assets and liabilities of the Target Fund and an unaudited portfolio of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.
(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Merger. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.
(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.
(h) The Target Fund is not obligated under any provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.
(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the year ended October 31, 2017, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Merger. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.
(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).
(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.
(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
(n) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share (the “Target Fund Common Shares”). Each outstanding Target Fund Common Share is fully paid and nonassessable, except as provided by the Target Fund’s agreement and declaration of trust, and has the voting rights provided by the Target Fund’s agreement and declaration of trust and applicable law.
(o) All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.
(p) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Merger, except in distribution to Target Fund Shareholders as provided in Section 3 of this Agreement.
(q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.
(r) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.
3. THE MERGER.
(a) Subject to receiving the requisite approvals of the holders of Target Fund Common Shares (“Target Fund Shareholders”) and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the Delaware Statutory Trust Act (the “DSTA”), at the Effective Time (as defined in Section 3(b)) the Target Fund shall be merged with and into the Acquiring Fund, the separate existence of the Target Fund as a Delaware statutory trust and registered investment company shall cease and the Acquiring Fund shall continue as the surviving entity following the Merger. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Merger and it shall be governed by the DSTA.
(b) Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the parties shall cause the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the DSTA. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such subsequent date or time as the Funds shall agree and specify in the Certificate of Merger (the “Effective Time”).
(c) At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DSTA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Target Fund shall vest in the Acquiring Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Target Fund shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Acquiring Fund.
(d) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such distributions (“UNII Distributions”) on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Merger, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.
(e) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Acquiring Fund will issue and deliver Acquiring Fund Common Shares to Target Fund Shareholders in exchange for their Target Fund Common Shares. Such delivery shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.
(f) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).
(g) The Target Fund and the Acquiring covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Target Fund’s assets are added to the Acquiring’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or officers, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.
(h) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Merger qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.
4. ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE MERGER.
(a) Acquiring Fund Common Shares of an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares shall be issued by the Acquiring Fund to Target Fund Shareholders in exchange for all of the Target Fund Common Shares. The aggregate net asset value of such shares shall be determined as set forth below.
(b) The net asset value of the Acquiring Fund and the Target Fund shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.
Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.
For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.
(c) The Acquiring Fund shall issue to Target Fund Shareholder book entry interests for the Acquiring Fund Common Shares registered in the name of each such holder of Target Fund Common Shares on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the

Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.
(d) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Merger (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.
5. PAYMENT OF EXPENSES.
(a) The Target Fund and the Acquiring Fund and any other closed-end investment company that merges with and into the Acquiring Fund on or about the Closing Date (for purposes of this Section 5(a) only, a “Fund”) will bear expenses incurred in connection with the Merger, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Merger, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Merger, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Merger, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Board of Trustees of the Funds. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Merger.
(b) If for any reason the Merger is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Merger.
6. COVENANTS OF THE FUNDS.
(a) COVENANTS OF EACH FUND.
 (i)  The Target Fund and the Acquiring Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

 (ii)  The Target Fund and the Acquiring Fund agree that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii)  The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

(iv)  In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v)  The Target Fund and the Acquiring Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Merger.
(b) COVENANTS OF THE ACQUIRING FUND.
 (i)  The Acquiring Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

 (ii)  The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii)  Following the consummation of the Merger, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv)  The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Merger to be approved for listing on the New York Stock Exchange prior to the Closing Date.

 (v)  The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.
(c) COVENANTS OF THE TARGET FUND.
 (i)  The Target Fund agrees that following the consummation of the Merger, it will dissolve in accordance with the DSTA and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

 (ii)  The Target Fund undertakes that if the Merger is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii)  The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv)  After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Merger; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.
7. CLOSING DATE.
(a) The closing of the Merger (the “Closing”) shall occur prior to the opening of the New York Stock Exchange at the offices of Advent Capital Management, LLC, 888 Seventh Ave, 31st Floor, New York, NY 10019, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).
(b) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.
8. CONDITIONS OF THE TARGET FUND.
The obligations of the Target Fund hereunder shall be subject to the following conditions:
(a) That this Agreement shall have been approved by at least two-thirds of the members of the Board of Trustees of the Target Fund and by the affirmative vote of the Target Fund Shareholders representing a 1940 Act Majority (as defined below) of the outstanding  common shares entitled to vote on this Agreement. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the shares present at the  meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares, whichever is less.
(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Common Shares in connection with the Merger adopted by the Board of Trustees of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund Shareholders approving the Merger, including the issuance of additional Acquiring Fund Common Shares in connection with the Merger, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Merger, each certified by the Acquiring Fund’s Secretary.
(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.
(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.
(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
(f) That the Target Fund shall have received the opinion of Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:
 (i)  based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Delaware with respect to the Acquiring Fund’s existence and good standing in the State of Delaware, the Acquiring Fund is duly formed and is validly existing and in good standing under the DSTA;

 (ii)  the Acquiring Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the DSTA;

(iii)  this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Acquiring Fund under the DSTA;

(iv)  this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of Delaware;

 (v)  neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement (i) conflicts with the agreement and declaration of trust or by-laws of the Acquiring Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; (iv) violates any law, rule or regulation of the State of Delaware or the United States of America; or (v) violates the 1940 Act (excluding the anti-fraud provisions of the 1940 Act);

(vi)  neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under: (i) any law, rule or regulation of the State of Delaware of the United States of America, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made, or (ii) the 1940 Act (excluding the anti-fraud provisions of the 1940 Act), except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made;

(vii)  the issuance of the Acquiring Fund Common Shares has been duly authorized by all requisite statutory trust action on the part of the Acquiring Fund under the DSTA, and when the Acquiring Fund Common Shares have been issued and delivered in accordance with the terms of the Agreement and entered into the share record books of the Acquiring Fund, the Acquiring Fund Common Shares will be validly issued and fully paid and, under the DSTA, the Target Fund Shareholders will have no obligation to make further payments for the Acquiring Fund Common Shares or contributions to the Acquiring Fund solely by reason of their ownership of the Acquiring Fund Common Shares (except as otherwise provided in the agreement and declaration of trust of the Acquiring Fund);

(viii)  the Acquiring Fund has filed the a Notification of Registration pursuant to Section 8(a) of the 1940 Act, and, to our knowledge based solely on a review of the website of the SEC, no order of suspension or revocation of such Notification of Registration has been issued and, to our knowledge based solely upon the Secretary’s Certificate, no proceedings for any such purpose have been instituted or are pending or threatened by the SEC.

(g) That the Target Fund shall have obtained an opinion from Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.
(h) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.
(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.
9. CONDITIONS OF THE ACQUIRING FUND.
The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:
(a) That this Agreement and the issuance of additional Acquiring Fund Common Shares in connection with the reorganization shall have been approved by the Board of Trustees of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Shareholders representing a 1940 Act Majority of the outstanding common shares entitled to vote on this Agreement.
(b) That the Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Shareholders approving the Merger and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Merger, each certified by the Target Fund’s Secretary.
(c) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.
(d) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.
(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
(f) That the Acquiring Fund shall have received the opinion of Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:
(i)  based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Delaware with respect to the Target Fund’s existence and good standing in the State of Delaware, the Target Fund is duly formed and is validly existing and in good standing under the DSTA;

(ii)  the Target Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the DSTA;

(iii)  this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Target Fund under the DSTA;

(iv)  this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of Delaware;

(v)  neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement (i) conflicts with the agreement and declaration of trust or by-laws of the Target Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates any law, rule or regulation of the State of Delaware or the United States of America; or (v) violates the 1940 Act (excluding the anti-fraud provisions of the 1940 Act);

(vi)  neither the execution and delivery by the Target Fund of this Agreement nor the enforceability of this Agreement against the Target Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under: (i) any law, rule or regulation of the State of Delaware of the United States of America, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made, or (ii) the 1940 Act (excluding the anti-fraud provisions of the 1940 Act), except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made;

(vii)  the Target Fund has filed the a Notification of Registration pursuant to Section 8(a) of the 1940 Act, and, to our knowledge based solely on a review of the website of the SEC, no order of suspension or revocation of such Notification of Registration has been issued and, to our knowledge based solely upon the Secretary’s Certificate, no proceedings for any such purpose have been instituted or are pending or threatened by the SEC.
(g) That the Acquiring Fund shall have obtained an opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.
(h) That all proceedings taken by the Target Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.
(i) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.
(j) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Merger, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

10. TERMINATION, POSTPONEMENT AND WAIVERS.
(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Acquiring Fund and the Target Fund; (ii) by the Board of Trustees of the Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Trustees; and (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Trustees.
(b) If the transactions contemplated by this Agreement have not been consummated by _______, 2019 this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Acquiring Fund and the Target Fund.
(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Merger.
(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Trustees after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.
(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.
(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.
11. INDEMNIFICATION.
(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.
(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.
12. OTHER MATTERS.
(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.
(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund, c/o Advent Capital Management, LLC, 888 Seventh Ave, 31st Floor, New York, NY 10019, Attention: Edward C. Delk, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Advent Claymore Convertible Securities and Income Fund, c/o Advent Capital Management, LLC, 888 Seventh Ave, 31st Floor, New York, NY 10019, Attention: Edward C. Delk, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.
(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Merger, constitutes the only understanding with respect to the Merger, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.
(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Trustees, as applicable, at any time before or after adoption of this Agreement and approval of the Merger by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.
(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.
(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Trustees of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board of Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.
(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
By:    _______________________
 Name:
 Title:
[TARGET FUND]
By:   ________________________
 Name:
 Title:

APPENDIX C
 JOINT AUDIT COMMITTEE CHARTER
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INOME FUND (“AVK”)
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (“AGC”)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (“LCM”)

AUDIT COMMITTEE CHARTER1

Rev. 6/26/122
I.  PURPOSE OF THE AUDIT COMMITTEE

The purpose of the Audit Committee (the “Audit Committee”) of the Board of Trustees (the “Board”) of the Fund (the “Trust”) is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Trust, including, without limitation, (a) assisting the Board’s oversight of (i) the integrity of the Trust’s financial statements, (ii) the Trust’s compliance with legal and regulatory requirements, and (iii) the qualifications and independence of the Trust’s independent auditor (the “Independent Auditor”), and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Trust’s annual proxy statement, if any.

II.  COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be comprised of three or more trustees as determined from time to time by resolution of the Board. Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes - Oxley Act of 2002 (the “Act”) and the rules and regulations promulgated by the SEC pursuant to the Act and by the New York Stock Exchange (the “NYSE”). Each member of the Audit Committee shall be “independent” as defined by the rules promulgated by the SEC pursuant to the Act and the NYSE listing standards.

According to the rules and regulations promulgated by the SEC pursuant to the Act, a member is independent if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust, other than receipt of pension or other forms of deferred compensation from the Trust for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an “interested person” of the Trust (an “Independent Trustee”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

According to the NYSE listing standards, a member is independent if he or she has no relationship with the Trust that may interfere with the exercise of his or her independence from

1 This Audit Committee Charter supercedes and replaces all prior versions that may have been  adopted from time to time.
2 This revision was solely for the purpose of combining all funds (AVK, AGC and LCM) under one charter.

the Trust, Claymore Advisors (the “Advisor”) and Advent Capital Management, LLC (the “Investment Manager”) and (a) is not an employee of the Trust, the Advisor or the Investment Manager, (b) is not a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Trust or has a direct business relationship with such Trust, (c) is not employed as an executive of another company for which an executive of the Trust serves on that company’s compensation committee, and (d) does not have an immediate family member who is an executive officer of any Trust or, the Advisor or the Investment Manager.

No member of the Board may serve as a member of the Audit Committee if the member serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee.

Each member of the Audit Committee must be “financially literate” (as such term is defined from time-to-time by the NYSE rules) as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have “accounting or related financial management expertise” (as such term is defined by the NYSE rules) as the Board interprets such qualification in its business judgment. Further, either (a) at least one member of the Audit Committee must be determined to be an “audit committee financial expert” (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an “audit committee financial expert,” such fact must be disclosed in the Trust’s annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an “audit committee financial expert” or, if not, why not, and the Board shall make the final determinations in this regard.

The chairperson of the Audit Committee shall be designated by the Board upon recommendation from the Audit Committee, provided that if the Board does not designate a chairperson, the members of the Audit Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Audit Committee shall be filled by the affirmative vote of a majority of the members of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Audit Committee shall be removed except by the affirmative vote of a majority of the members of the Board.

III.  MEETINGS OF THE AUDIT COMMITTEE

The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust, the By-Laws of the Trust and this Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee shall meet separately on a periodic basis with (a) the chief financial officer of the Trust, (b) management of Advent responsible for the Trust’s internal audit function and for assisting with the preparation of the Trust’s financial statements and (c) the

Independent Auditor, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately.

A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum, provided that, once annually, at the meeting for selecting the Independent Auditor, a majority of the members of the Audit Committee meeting in person shall constitute a quorum. The Audit Committee may also take action by the written consent of a majority of its members, except to the extent an in-person meeting is required by applicable law.

The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Trust.

IV.  AUTHORITY

The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Audit Committee Charter, to institute investigations of suspected improprieties and to retain independent counsel or seek assistance from experts.

V.  DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

In carrying out its duties and responsibilities, the Audit Committee’s policies and procedures will remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

A. Oversight of the Auditor’s Engagement/Independence

(i) Approve the selection and retention (subject to ratification by a majority of the Independent Trustees), termination and compensation of the Independent Auditor to audit the books and accounts of the Trust and its subsidiaries, if any, for each fiscal year;

(ii) Review and, in its sole discretion, approve in advance the Independent Auditor’s annual engagement letter, including the proposed fees contained therein;

(iii) Pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services to be provided by the Independent Auditor (1) to the Advisor and the Investment Manager or (2) to any entity controlling, controlled by or under common control with the Advisor or the Investment Manager that provides ongoing services to the Trust; but in the case of the services described in subsection (B)(i) or (ii), only if the engagement relates directly to the operations and financial reporting of the Trust (clauses (A) and (B), collectively, the “Covered Services” and the entities referred to in clause (B), collectively, the “Covered Entities”); provided that pre-approval by the Audit Committee of Covered Services may be effected pursuant to the procedures described below in Section VI captioned “PRE-APPROVAL PROCEDURES”; provided that this Audit Committee Charter shall not be violated if pre-approval of any non-audit

Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE listing standards;

(iv) Obtain at least annually from the Independent Auditor and review a report describing:

 (a) the Independent Auditor’s internal quality-control procedures; and

 (b) any material issues raised by the most recent internal quality-control review of the Independent Auditor, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;

(v) Obtain quarterly “notice reports” for the Trust (and, if the quarterly communication is not within 90 days prior to the filing of an audit report with the SEC for the Trust, provide an update with any changes to the previously reported information) from the Independent Auditor and review a report notifying the Audit Committee of all audit and non-audit services that were not pre-approved by the Trust’s Audit Committee provided (A) to the Advisor or the Investment Manager, (B) to any entity controlling, controlled by or under common control with the Advisor or the Investment Manager, and (C) to any registered or unregistered investment company advised by an investment advisor included in subsection (A) or (B) of this paragraph. In the interval between scheduled meetings of the Audit Committee, the Independent Auditor shall provide such “notice reports” or updates to the Chairman of the Audit Committee. Such disclosure shall include the fees associated with any services described in this paragraph;

(vi) Review at least annually the qualifications, performance and independence of the Independent Auditor, including the performance of the lead partner of the Independent Auditor, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditor when circumstances warrant;

(vii) Oversee the independence of the Independent Auditor by, among other things:

(a) actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and taking appropriate action to satisfy itself of the auditor’s independence;

 (b) monitoring compliance by the Independent Auditor with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

 (c) monitoring compliance by the Trust, the Advisor, the Investment Manager and the Independent Auditor with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

 (d) considering whether there should be a regular rotation of the Independent Auditor; and

(viii) Instruct the Independent Auditor that it is ultimately accountable to the Audit Committee, and that the Audit Committee is responsible for the appointment (subject to ratification by the Independent Trustees), retention, compensation, evaluation and termination of the Independent Auditor.

B. Oversight of the Audit

(i) Review the annual audit plan of the Independent Auditor, including the scope of audit activities, monitor such plan’s progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Trust, including any comments or recommendations of the Independent Auditor;

(ii) Obtain at least annually for the Trust from the Independent Auditor and review a report describing:

 (a) all critical accounting policies and practices used;

 (b) all alternative treatments within United States Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the Trust, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditor; and

(c)                other material written communications between the Independent Auditor and management of the Trust, such as any management letter or schedule of unadjusted differences;

(iii) Review with the chief financial officer of the Trust and management of the Advisor and the Investment Manager responsible for assisting with the preparation of the Trust’s financial statements and the Independent Auditor, the following:

 (a) the Trust’s annual audited financial statements and interim financial statements, and any major issues related thereto;

 (b) critical accounting policies and such other accounting policies of the Trust as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Trust’s financial statements; and

 (c) the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Trust;

(iv) Review on a regular basis with the Independent Auditor any problems or difficulties encountered by the Independent Auditor in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the Independent Auditor’s activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditor the following:

 (a) any accounting adjustments that were noted or proposed by the Independent Auditor but were rejected by management (as immaterial or otherwise);

 (b) any communications between the audit team and the Independent Auditor’s national office respecting auditing or accounting issues presented by the engagement; and

 (c) any “management” or “internal control” letter issued, or proposed to be issued, by the Independent Auditor to the Trust;

(v) Attempt to resolve all disagreements between the Independent Auditor and management regarding financial reporting; and

(vi) Review information obtained from the Independent Auditor pursuant to Section 10A of the Securities Exchange Act of 1934.

C. Oversight of Controls and Procedures

(i) Review periodically a report from the Trust’s chief executive officer, chief financial officer and Independent Auditor, at least annually, regarding the following:

 (a) all significant deficiencies in the design or operation of internal controls of the Trust, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Trust (the “Related Entities”), or, to the knowledge of such persons, other service providers, which could adversely affect the Trust’s ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Independent Auditor;

 (b) any fraud, whether or not material, that involves management or other employees of the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust who have a significant role in the Trust’s internal controls; and

 (c) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses related to the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust.

D. Compliance

(i) Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditor, the Trust’s management, including the chief financial officer, management of the Advisor and the Investment Manager and management of those service providers of the Trust deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate;

(ii) Establish procedures for (A) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services, including the custodian and transfer agent or other persons of concerns regarding questionable accounting or auditing matters; and

(iii) Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Trust.

E. Miscellaneous

(i) Prepare an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Joint Audit Committee Charter, and set forth the goals and objectives of the Audit Committee for the upcoming year. The evaluation will include a review and assessment of the adequacy of this Audit Committee Joint Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;

(ii) Report regularly to the Board on its activities, as appropriate; and

(iii) Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee or the Board deems necessary or appropriate.

VI.  PRE-APPROVAL PROCEDURES

The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve Covered Services between regularly scheduled meetings of the Audit Committee. The Audit Committee shall review and approve its pre-approval procedures at least annually. The pre-approval procedures in effect from time-to-time shall be attached to this Audit Committee Charter as Annex A.

VII.  REPORTING

The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Trust’s financial statements, the Trust’s compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors. In particular, the Audit Committee will also report to the Board its conclusions with respect to matters the Audit Committee considers to be of interest or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designed by the Audit Committee to make this report.

The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Trust’s annual proxy statement and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Trust; (b) discussed with the Independent Auditor the matters required to be discussed by the Statements on Auditing Standards No. 61, as amended; (c) received the written disclosures and the letter from the Independent Auditor required by ISB Standard No. 1 and have discussed with the Independent Auditor the auditor’s independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Trust’s annual report for the past fiscal year, as filed with the SEC.

VIII.  RESOURCES

The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

IX.  LIMITS ON ROLE OF AUDIT COMMITTEE

While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

•	planning or conducting the audit or for determining whether the Trust’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

•
determining whether the Form N-CSR filed by the Trust with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

•
determining whether the Trust’s financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Trust as of, and for, the periods presented in the Form N-CSR; or

•	establishing, designing or maintaining disclosure controls and procedures for the Trust.

In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Trust the Advisor or the Investment Manager. The Audit Committee and its members do not have a duty or responsibility to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Trust, the Advisor, the Investment Manager and service providers to the Trust from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust.

ANNEX A

AUDIT COMMITTEE PRE-APPROVAL POLICY

AS ADOPTED BY THE AUDIT COMMITTEE

Statement of Principles

The Audit Committee (the “Audit Committee”) of the Board of Trustees (the “Board”) of the Fund (the “Trust”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors’ independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the “Policy”), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the “Service Pre-Approval Documents”. The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the “Chairman”). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

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Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

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Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

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THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
SUBJECT TO COMPLETION, DATED APRIL 12, 2018
STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE MERGERS OF

 ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (“AGC”)
and
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (“LCM”)
with and into
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (“AVK”)
Dated     , 2018
This Statement of Additional Information is available to the shareholders of (i) Advent Claymore Convertible Securities and Income Fund II (“AGC”), (ii) Advent/Claymore Enhanced Growth & Income Fund (“LCM” and, collectively with AGC, the “Target Funds”) and (iii) Advent Claymore Convertible Securities and Income Fund (“AVK” or the “Acquiring Fund” and, collectively with the Target Funds, each, a “Fund”) in connection with the proposed mergers (each a “Merger” and, collectively, the “Mergers”) whereby each Target Fund will merge directly with and into the Acquiring Fund. Each Target Fund will then terminate its registration under the Investment Company Act of 1940 (the “1940 Act”).
Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus, dated , 2018, relating to the proposed Mergers. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 (800) 345-7999
The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

TABLE OF CONTENTS

INVESTMENT POLICIES	1
Portfolio Contents	1
INVESTMENT RESTRICTIONS	23
Fundamental Policies	23
MANAGEMENT OF THE FUND	25
Indemnification of Officers and Trustees; Limitations on Liability	25
INVESTMENT MANAGEMENT AGREEMENTS	25
Advent Managements Agreements	25
Management Fees Paid to Advent	25
Guggenheim Agreements	25
Fees Paid to GFIA	26
Fees Paid to GFD	27
OTHER AGREEMENTS	27
Fund Administration Agreement	27
Fund Accounting Agreement	27
PORTFOLIO MANAGERS	28
Other Accounts Managed by the Portfolio Managers of the Combined Fund	28
Potential Material Conflicts of Interest	28
Portfolio Manager Compensation Overview	28
Securities Ownership of Portfolio Managers	28
U.S. FEDERAL INCOME TAX MATTERS	28
Taxation of the Fund	29
The Fund’s Investments	30
Taxation of Common Shareholders	31
PORTFOLIO TRANSACTIONS	34
OTHER INFORMATION	34
Custody of Assets	34
Transfer Agent, Dividend Disbursing Agent and Registrar	35
Code of Ethics	35
Proxy Voting Policy	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
FINANCIAL STATEMENTS	35
PRO FORMA FINANCIAL STATEMENTS	35
APPENDIX A PRO FORMA FINANCIAL STATEMENTS	A-1
APPENDIX B PROXY VOTING POLICIES FOR THE ADVENT-ADVISED FUNDS	B-1

INVESTMENT POLICIES
The following information supplements the discussion of the Acquiring Fund’s investment policies contained the Joint Proxy Statement/Prospectus.
Portfolio Contents
Convertible Securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer (or another company) at a predetermined price. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.
The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.
If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.
Mandatory convertible securities may combine features of both equity and debt securities. Normally they have a mandatory conversion feature and an adjustable conversion ratio. Some convertible preferred stock with a mandatory conversion feature has a set call price to buy the underlying common stock. If the underlying common stock price is less than the call price, the holder will pay more for the common stock than its market price. The issuer might also be able to redeem the stock prior to the mandatory conversion date, which could diminish the potential for capital appreciation on the investment.
Structured and Synthetic Convertibles. The Fund may invest in “structured” convertible securities. Structured convertible securities are equity-linked hybrid securities that convert, typically on an automatic basis, to equity securities on a specified date. Structured convertibles have been designed with a variety of payoff structures, and are known by a variety of different names. Structured convertibles are typically created and offered by financial institutions in private placement transactions. The financial institution that issues the structured convertible security assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Three features common to structured convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of traditional convertible securities); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that of the underlying common stock. Thus, structured convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security of the issuer of the underlying common stock in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of structured convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security’s term or at maturity.

The Fund may also invest in “synthetic” convertible securities that are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., an income security (“income security component”) and the right to acquire an equity security (“convertible component”). The income security component is achieved through non-convertible income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved through warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic convertible securities may also be created using a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund may also, to a lesser extent, create synthetic convertible securities by purchasing separate component securities. Different companies may issue the income security and convertible components which may be purchased separately, and at different times. In certain circumstances, purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.
The Fund’s holdings of structured convertible securities and synthetic convertible securities, to the extent permitted by applicable policies of the Staff of the Securities and Exchange Commission, are considered convertible securities for purposes of the Fund’s investment policies.
Foreign Securities. The Fund invests in foreign securities, including but not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
The value of foreign securities and obligations is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.
Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities and obligations of some foreign companies are less liquid and more volatile than securities and obligations of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the U.S. mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities and obligations before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities and obligations of some foreign issuers may be less liquid and more volatile than those of comparable U.S. companies.
Since the Fund may invest in securities and obligations denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

•
Depositary Receipts. The Fund’s investments in foreign issuers may include ADRs, GDRs, EDRs and other depositary receipts. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. GDRs and EDRs may be offered privately in the United States and also trade in public or private markets in other countries. Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Although depositary receipts are alternatives to directly purchasing the underlying foreign securities, they continue to be subject to many of the risks associated with investing directly in foreign securities.

•
Eurodollar Obligations. Other foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit, time deposits and debt issues issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

•
Brady Bonds. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”). Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

•
Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

 Non-Convertible Income-Producing Securities. The Fund’s investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities.
Corporate Bonds. The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.
Preferred Stocks. The Fund may invest in preferred stocks. The preferred stocks in which the Fund typically will invest will be convertible securities. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.
Lower-Grade Securities. The Fund may invest in securities rated below investment grade. Both the convertible securities and the income-producing securities in which the Fund will invest may be lower grade securities. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds” or “high yield securities.” The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupons. The higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.
Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”) and the other rating agencies are their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.

Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Investment Manager’s credit analysis than would be the case when the Fund invests in rated securities.

Bank Loans and Loan Participation. The Fund may invest in loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Fund’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.
Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment grade.
The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with either the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.
Bank Obligations. The Fund may invest in certain bank obligations, including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.
U.S. Government Securities. The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.
Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLN”), a form of debt note where the payment of principal is based on the performance of a specified reference obligation. Credit-linked notes are typically collateralized with a portfolio of high quality debt obligations. Credit-linked notes are issued from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, note holders receive par unless the referenced credit obligation defaults or declares bankruptcy, in which case they receive an amount determined by the recovery rate. Transactions in CLNs involve certain risks, including the risk that the seller may be unable to fulfill the terms of the instrument. In addition to the credit risk of the reference obligation and interest rate risk, the buyer of the CLN is subject to counterparty risk.
Income Trust Interests. Income trusts are generally structured to own debt and equity of an underlying entity that carries on an active business (typically natural resource or energy related), or a royalty in revenues generated by the assets thereof. The income trust structure was developed to facilitate distributions to investors on a tax-efficient basis. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying an income trust. The variety of businesses upon which income trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location.
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U.S. Royalty Trusts. Income trusts in the United States, typically referred to as “U.S. royalty trusts,” passively manage net working interests and royalties in mature oil and gas producing properties in the United States. Unit holders generally receive most of the cash flows from these investments in the form of distributions. The U.S. royalty trusts do not acquire new properties, operate the existing properties within the Fund, hedge production, or issue new equity or debt.

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Canadian Income Trusts. Income trusts in Canada, typically referred to as Canadian oil and gas trusts or “Canadian income trusts,” engage in the acquisition, development and production of natural gas and crude oil. These trusts generally seek to establish, maintain or expand their reserves through development drilling activities and/or acquisitions of producing companies or proven oil and gas reserves. Such investments and acquisitions are funded through internally generated cash-flow, the issuance of debt and additional equity. Successfully replacing reserves enables Canadian income trusts to offset natural production declines and maintain cash distribution levels. Unlike oil and gas exploration and production companies, Canadian income trusts generally do not engage in exploration activities that require substantial capital expenditures and carry a greater risk of drilling unproductive wells, or dry holes. To mitigate commodity price risks, many Canadian income trusts regularly engage in oil and gas hedging strategies. Under Canadian tax laws, a Canadian income trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities.

Master Limited Partnerships. MLPs are limited partnerships or limited liability companies that are taxed as partnerships and whose interests (limited partnership units or limited liability company units) are traded on securities exchanges like shares of corporate stock. A MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Currently, most MLPs operate in the energy, natural resources or real estate sectors.
Zero-Coupon Bonds and “Step-Up” Bonds. The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current U.S. federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of Fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “Tax Matters.”
Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security.
Payment-In-Kind Securities. The Fund may invest in payment-in-kind, or “PIK,” securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal tax law requires the holder of certain PIK securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
REITs and Other Mortgage-Related and Asset-Backed Securities. The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Other mortgage-related securities include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred.
The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or “balloon” payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.
Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
The Fund may invest in other types of asset-backed securities that are offered in the marketplace. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.
Equity Securities. Consistent with its objective, the Fund may invest in equity securities. The Fund may invest in equity securities of issuers of any market capitalization. Equity securities are securities of a corporation or other entity that, in the case of common stocks, entitle the holder to a pro rata interest in the profits of the corporation, if any, without preference over any other class of securities, including the company’s debt securities, preferred stock and other senior equity securities or, in the case of preferred stocks, has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. Although equity securities have historically generated higher average total returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Covered Call Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option. Since virtually all options on individual stocks trade American style, the Investment Manager believes that substantially all of the options written by the Fund will be American style options.
The Fund will write call options only if they are “covered.” In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Manager (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager as described above.
If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income.
The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date. The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
The Fund will follow a strategy known as “covered call option writing,” which is a strategy designed to produce income and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s primary investment strategy. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options representing more shares of the security than are held in the portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund. In addition, if the Fund writes an option on a security underlying a convertible security, the Fund will segregate liquid assets in an amount equal to any liability that may be created if the Fund were required to exercise its conversion right in order to acquire the underlying security to cover the option. This strategy will ensure that the option is covered and that the Fund is not deemed to have created a senior security in writing the option.
The standard contract size for a single option is 100 shares of the underlying security. There are four items needed to identify any option: (1) the underlying security; (2) the expiration month; (3) the strike price; and (4) the type (call or put).
A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” Most of the options that will be sold by the Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called “in-the-money” and will be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.
For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Fund security holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the security from the Fund at the strike price if the security traded at a higher price than the strike price. In general, the Fund intends to continue to hold its securities rather than allowing them to be called away by the option holders.
Option contracts are originated and standardized by an independent entity called the OCC. Currently, options are available on over 4,700 stocks with new listings added periodically. The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, NYSE, Pacific Stock Exchange, Philadelphia Stock Exchange or various other U.S. options exchanges. The Fund may also sell options in the over the counter market and on non-U.S. exchanges.

The Fund may also, to a limited extent, write covered put options. A put option on a security is “covered” if the Fund segregates assets determined to be liquid by the Investment Manager equal to the exercise price, as described above. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager as described above.
Restricted and Illiquid Securities. The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. The Fund may invest in other securities, whether or not such securities are restricted, for which there is no readily available trading market or are otherwise illiquid. Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), provides a non-exclusive safe harbor exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities (“Rule 144A Securities”) to certain qualified institutional buyers. Certain Rule 144A Securities may be deemed to be liquid in accordance with procedures adopted by the Board of Trustees. The Fund may invest without limit in Rule 144A Securities. The Investment Manager does not anticipate that the Fund will invest more than 15% of its Managed Assets in illiquid securities (other than Rule 144A Securities). Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Upon completion of the Mergers, AVK will adopt a non-fundamental investment policy not to invest more than 20% of its Managed Assets in illiquid securities.
Swaps. The Fund may invest in swap contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments.
The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.
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Credit Default Swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

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Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, securities indices, loans or other instruments, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from another designated underlying asset(s). For example, as an alternative to a direct investment in a bank loan, the Fund could instead enter into a total return swap and receive the total return of the bank loan, in exchange for a floating rate payment to the swap counterparty.

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Currency Swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

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Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

The use of credit default, total return, currency, interest rate and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.
SAMIs. The Fund may invest in a derivative instrument known as SAMIs, which provides investors with exposure to a reference basket of bank loans. SAMIs were created to provide a convenient method for buying or selling protection on a basket of credit default swaps. SAMIs were designed to track the CSFB Leveraged Loan Index. SAMIs now trade on the secondary market. When holding SAMI positions, the Fund currently intends to segregate liquid assets and/or cash equal to the market value of the basket of credit default swaps underlying the SAMI. SAMIs are structured as floating-rate instruments and consist of a basket of credit default swaps whose underlying reference investments are bank loans. While investing in SAMIs will increase the universe of floating rate debt investments to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other floating-rate debt investments. The liquidity of the market for SAMIs will be subject to liquidity in the bank loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. Among other derivatives-related risks, the Fund will be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in prices of reference instruments, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on positions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. See “Risks—Strategic Transactions Risk.”
Other Investment Companies. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. In addition, these other investment companies may utilize financial leverage and will therefore be subject to additional risks.
Structured Investments. The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.
The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.
Certain issuers of Structured Investments may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

Warrants. The Fund may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe to other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in the manner that it believes will reduce its risk of a loss in connection with the sale.
When Issued and Forward Commitment Securities. The Fund may purchase bonds on a “when issued” basis and may purchase or sell bonds on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued and forward commitment securities may be sold prior to the settlement date, but the Fund will enter into when issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund entered into a transaction on a when issued or forward commitment basis, it may segregate with its custodian cash or other liquid securities with a value not less than the value of the when issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by the Investment Manager to be consistent with a defensive posture, or may hold cash, including money market funds. During such periods, the Fund may not be able to achieve its investment objective. The yield on such securities may be lower than that of other investments, but the risk of loss of capital is reduced.
Distressed Securities. The Fund may hold securities that become the subject of bankruptcy proceedings or are otherwise in default as to the repayment of principal and/or payment of interest. The Fund may also hold securities whose ratings are downgraded, subsequent to the time of purchase of such securities by the Fund, to a rating in the lower rating categories (Ca or lower by Moody’s or CC or lower by S&P) or which are unrated investments considered by the Advisor to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Short-Term Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:
1.
U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

2.
Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

3.
Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.

 The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

4.
Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the

Advisor and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.
When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.
Strategic Transactions. In addition to the derivatives instruments and strategies described in the Fund’s Prospectus, the Fund may, consistent with its investment objective and policies, also enter into various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, “Strategic Transactions”). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured.
Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Fund intends to enter into swaps primarily on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.

The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Sub-Adviser generally requires counterparties to have a minimum credit rating of A from Moody’s (or comparable rating from another rating agency) and monitors such rating on an on-going basis. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.
Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).
Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).
Currency swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).
Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.
The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.
Futures and Options on Futures. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various securities and securities indices. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund’s use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions.
Exchange Traded and Over-The-Counter Options. The Fund may purchase or write (sell) exchange traded and over-the-counter options. Writing call options involves giving third parties the right to buy securities from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Fund for a fixed price at a future date. Buying an options contract gives the Fund the right to purchase securities from third parties or gives the Fund the right to sell securities to third parties for a fixed price at a future date. In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments. Options bought or sold by the Fund may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. There can be no assurance that the Fund’s use of options will be successful.

Options. The Fund may purchase or sell (i.e., write) options on securities and securities indices or on currencies, which options are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund’s total assets.
A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security or currency at a specified price. The seller of the put option has the obligation to buy the underlying security or currency upon exercise at the exercise price.
In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Adviser (in accordance with procedures established by the board of trustees of the Fund (the “Board of Trustees” or the “Board”)) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser as described above. A put option on a security is “covered” if the Fund segregates assets determined to be liquid by the Investment Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser as described above.
If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.
The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.
An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.
Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.
Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.
A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.
No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.
An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.
Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.
In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).
The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.
The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.
Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.
Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.
Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.
Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.
The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there will be a correlation between the two currencies.
The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.
Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot cash market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions.

Additional Risks Relating to Derivative Instruments.
•
Legislation and Regulation Risk. Legislation regarding regulation of the financial sector, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has changed the way in which derivative instruments are regulated and/or traded. Such regulation may impact the availability, liquidity and cost of derivative instruments. While regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that implementation of these measures or any future measures could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. The Financial CHOICE Act, which was passed by the U.S. House of Representatives in June 2017, would, if enacted, roll back parts of the Dodd-Frank Act. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.

Amended Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a Fund, provided certain requirements are met. In order to permit the Fund’s investment adviser to claim this exclusion with respect to the Fund, the Fund will limit its transactions in futures, options on futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Fund’s investment adviser was unable to claim the exclusion with respect to the Fund, the investment adviser would become subject to registration and regulation as a commodity pool operator, which would subject the investment adviser and the Fund to additional registration and regulatory requirements and increased operating expenses.
•
Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Advent. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
To the extent that the Fund writes covered put options, the Fund will bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
•
Call Option Writing Risks. To the extent that the Fund writes covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

•
Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon by the Fund is subject to the ability of Advent to predict correctly movements in the direction of interest rates. If Advent’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.
•
Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

•
Segregation and Cover Requirements. Futures contracts, swaps, caps, floors and collars, options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Repurchase Agreements. As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Manager, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Investment Manager will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Manager will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.
Lending of Securities. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund (“Qualified Institutions”). By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Investment Manager, and will be considered in making decisions with respect to lending securities, subject to review by the Fund’s Board of Trustees.
The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.
INVESTMENT RESTRICTIONS
Fundamental Policies
Except as described below, the Acquiring Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares:
(1)	Invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to government securities..
(2)
With respect to 75% of its Managed Assets, invest more than 5% of the value of its Managed Assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer.

(3)
Issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, or pledge its assets other than to secure such issuances or in connection with Strategic Transactions and other investment strategies

(4)
Make loans of money or property to any person, except through loans of portfolio securities, the purchase of convertible securities and non-convertible income securities consistent with the Fund’s investment objective and policies or the entry into repurchase agreements.

(5)
Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter.

(6)
Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

(7)
Purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of the borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of the principal amount of its borrowing.
Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if the person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors’ and qualifying shares.
For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.
Unless otherwise indicated, all limitations applicable to the Fund’s investments apply only at the time a transaction is entered into.
Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
The Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).
To the extent the Fund covers its commitment under a reverse repurchase agreement, derivative instrument or other borrowing instrument by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting transactions or by owning other positions covering its obligations, the instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.
The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions of the 1940 Act under an exemptive order of the SEC.

MANAGEMENT OF THE FUND
Indemnification of Officers and Trustees; Limitations on Liability
The governing documents of the Funds provide that the Funds will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Funds, to the fullest extent permitted by law. However, nothing in the governing documents of the Funds protects or indemnifies a trustee, officer, employee or agent of the Funds against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.
INVESTMENT MANAGEMENT AGREEMENTS
Advent Managements Agreements
Pursuant to an investment advisory or management agreement between each Fund and Advent (each an “Advent Management Agreement”), each Fund pays Advent a management fee, payable monthly.
 Under the terms of the Advent Management Agreements, Advent is responsible for the day-to-day management for each Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research.
Each Advent Management Agreement had an initial term of two years and thereafter remains in effect from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advent Management Agreements, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advent Management Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority of the Fund’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.
 Each Advent Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Advent is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. Pursuant to the Advent Management Agreements, Advent has granted the right to use the name “Advent” in the name of the Fund.
The tables below set forth information about the total management fees paid by the Funds to Advent and any amounts waived by Advent.
Management Fees Paid to Advent

For the Fiscal Year Ended	Paid to Advent
	AGC	LCM	AVK
October 31, 2017	$2,133,142	$809,829	$3,493,570
October 31, 2016	$2,181,122	$894,515	$3,453,566
October 31, 2015	$2,460,571	$985,475	$3,750,240

Guggenheim Agreements
AGC and LCM Advisory agreements. Pursuant to an investment advisory agreement between each of AGC and LCM and GFIA (each, a “GFIA Advisory Agreement”), each of AGC and LCM pays GFIA an advisory fee, payable monthly.

Under the terms of each GFIA Advisory Agreement, GFIA furnishes offices, necessary facilities and equipment, provides administrative services to each Fund, provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates, and oversees the activities of Advent.
Each GFIA Advisory Agreement remains in effect from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each GFIA Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority of the Fund’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.
 Each GFIA Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, GFIA is not liable for any error or judgment or mistake of law or for any loss suffered by the Funds.
The following table sets forth the fees paid by each of AGC and LCM to GFIA, as applicable.
Fees Paid to GFIA
For the Fiscal Year Ended	Paid to GFIA
	AGC	LCM
October 31, 2017	$1,422,094	$778,071
October 31, 2016	$1,454,082	$859,436
October 31, 2015	$1,640,381	$946,829

AVK Servicing Agreement. Pursuant to a Servicing Agreement between AVK and (the “GFD Servicing Agreement”), AVK pays GFD a servicing fee, payable monthly.
Under the terms of the GFD Servicing Agreement, GFD provides AVK a variety of services, including (i) replying to requests for information concerning the Fund from shareholders or prospective shareholders, brokers or the public; (ii) aiding in the secondary market support of the Fund through regular written and oral communications with the Fund’s NYSE designated market maker, the closed-end fund analyst community and various information providers specializing in the dissemination of closed-end fund information; (iii) coordinating and overseeing activities of the Fund’s administrator; (iv) developing and maintaining a website for the Fund and (v) overseeing, in consultation with, and as agreed by, Advent matters relating to the conduct and administration of meetings of the Board and committees thereof.
The GFD Servicing Agreement remains in effect from year to year if approved annually by the Board of Trustees.
The GFD Servicing Agreement is terminable (a) by the Fund, without penalty, on thirty (30) days’ written notice, by a vote of a majority of the Fund’s Board, or (b) on sixty (60) days’ written notice by GFD. The GFD Servicing Agreement shall automatically terminate in the event of its assignment as the term is defined in the 1940 Act. In addition, either party to the GFD Servicing Agreement may also terminate the GFD Servicing Agreement in the event the other party has materially breached the GFD Servicing Agreement in the event that the breach is not cured within ten (10) days after receipt by the breaching party of written notice of the breach.
The GFD Servicing Agreement provides that, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, GFD is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.
The following table sets forth the fees paid by AVK Fund to GFD.

Fees Paid to GFD

For the Fiscal Year Ended	Paid to GFD
October 31, 2017	$1,369,002
October 31, 2016	$1,343,054
October 31, 2015	$1,458,426

OTHER AGREEMENTS
Fund Administration Agreement
Fund administration services are provided to the Funds by MUFG Investor Services (US), LLC (“MUFG”) (formerly Rydex Fund Services, LLC), pursuant to a fund administration agreement that was entered into by each Fund and MUFG. The Combined Fund will be subject to a contractual fund administration fee a payable monthly to MUFG, at the annual rate set forth as a percentage of the average daily Managed Assets of the Combined Fund in the table below. These rates are the same as the current contractual fund administration fee rate of each Fund.
Prior to October 4, 2016, MUFG (formerly Rydex Fund Services, LLC) was an affiliate of GFIA and GFD. On October 4, 2016, Guggenheim completed a sale of Rydex Fund Services, LLC to MUFG Investor Services, the global asset servicing group of Mitsubishi UFJ Financial Group, and Rydex Fund Services, LLC was renamed MUFG Investor Services (US) LLC.
Fund Administration Fee
Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The table below shows the amounts paid by the Funds to MUFG for such services for the periods indicated.
For the Fiscal Year Ended	Paid for Administration Services
	AGC	LCM	AVK
October 31, 2017	$86,105	$43,667	$137,786
October 31, 2016	$87,844	$48,234	$136,147
October 31, 2015	$97,019	$53,132	$144,173

Fund Accounting Agreement
Fund accounting services are provided to the Funds by the Bank of New York Mellon (“BNYM”) pursuant to a fund accounting agreement that was entered into by each Fund and BNYM. The Combined Fund will be subject to a contractual fund accounting fee a payable monthly to BNYM, equal to a specified percentage of the Fund’s average daily Managed Assets.

PORTFOLIO MANAGERS
Other Accounts Managed by the Portfolio Managers of the Combined Fund
For the Combined Fund, as of December 31, 2017:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tracy V. Maitland	4	1	480	0	1	42
	$1.12 billion	$166 million	$5.08 billion	$0	$166 million	$119 million
Paul Latronica	3	2	402	0	0	3
	$1.01 billion	$706 million	$3.39 billion	$0	$0	$612 million
Potential Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Advent seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Advent has adopted procedures for allocating portfolio transactions across multiple accounts.
Advent determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Advent acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Advent may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
Advent has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Portfolio Manager Compensation Overview
Portfolio Manager compensation is not directly related to the performance of any account managed by the Portfolio Manager. Portfolio Managers are compensated by salary and an annual discretionary bonus. The Portfolio Managers also participate in benefit plans and programs generally available to all employees of Advent.
Securities Ownership of Portfolio Managers
Combined Fund, as of December 31, 2017:
Dollar Range of Equity Securities of the Fund Beneficially Owned
Portfolio Manager	AGC	LCM	AVK
Tracy V. Maitland	$50,001- $100,000	$100,001 - $500,000	$100,001 - $500,000
Paul Latronica	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000

U.S. FEDERAL INCOME TAX MATTERS
The following discussion is a brief summary of U.S. federal income tax considerations generally applicable to the Acquiring Fund and the ownership and disposition of the Acquiring Fund’s Common Shares. All references in this discussion to the “Fund” include only the Acquiring Fund.   Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its common shareholders (including common shareholders subject to special treatment under U.S. federal income tax law). No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below.
The discussions set forth herein and in the Proxy Statement/Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.
Taxation of the Fund
The Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships.” Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (i)(a) above.
As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its common shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions), if any. The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its common shareholders.
The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid federal income tax in the taxable year ending within the calendar year. While the Fund intends to distribute income and capital gain in order to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to common shareholders, and such distributions will be taxable to the common shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. As described below, such dividends, however, would be eligible (i) to be treated as “qualified dividend income” in the case of common shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate common shareholders, subject, in each case, to certain holding period and other requirements. To qualify again to be taxed as a RIC in a subsequent year, the Fund would generally be required to distribute to its common shareholders its earnings and profits attributable to non-RIC years. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.
The Fund’s Investments
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to common shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.
Certain securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a regulated investment company or avoid the 4% excise tax) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures. If the Fund purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.
The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income tax liability. A taxpayer’s ability to use a foreign tax deduction or credit is subject to limitations under the Code. Shortly after any year for which it makes such an election, the Fund will report to its shareholder the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount that may be available for the deduction or credit.
Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.
Income from options on individual stocks written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.
Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.
Taxation of Common Shareholders
The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a regular corporate income tax on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gain included in such common shareholder’s gross income net of the tax deemed paid by the shareholder under clause (ii).
Distributions paid to you by the Fund from its net capital gains, if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.
Properly reported ordinary income dividends received by corporate holders of common shares generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from

U.S. corporations and certain holding period and other requirements are satisfied by both the Fund and the corporate shareholders. In the case of common shareholders who are individuals, properly reported ordinary income dividends that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares. In addition, for dividends to be eligible for the dividends received deduction or for reduced rates applicable to individuals, the Fund cannot have an option to sell or be under a contractual obligation to sell (pursuant to a short sale or otherwise) substantially identical stock or securities. Accordingly, the Fund’s writing of call options may, depending on the terms of the option, adversely impact the Fund’s ability to pay dividends eligible for the dividends received deduction or for reduced rates applicable to individuals. Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Capital gain dividends are not eligible for the dividends received deduction.
Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares (assuming the common shares are held as a capital asset). The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.
Common shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, common shareholders that have capital losses are urged to consult their tax advisers.
Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the common shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.
The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.
The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.
Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.
The sale or other disposition of common shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.
Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate. The deductibility of capital losses is subject to limitations under the Code.
Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.
Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s common shares. A common shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of common shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.
Dividends properly reported by the Fund are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
In addition, withholding at a rate of 30% is required on dividends in respect of, and, after December 31, 2018, on gross proceeds from the sale of, common shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which common shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, common shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. common shareholders are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in our common shares.
The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to certain non-exempt common shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.
PORTFOLIO TRANSACTIONS
Subject to policies established by the Board, Advent is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Combined Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Combined Fund. The Combined Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, Advent seeks to obtain the best price and execution for the Combined Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While Advent generally seeks reasonably competitive commission rates, the Combined Fund does not necessarily pay the lowest commission available.
Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to Advent or its affiliates may receive orders for transactions by the Combined Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by Advent, and the expenses of Advent will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Advent and its affiliates in providing services to clients other than the Combined Fund, and not all such information is used by Advent in connection with the Combined Fund. Conversely, such information provided to Advent and its affiliates by brokers and dealers through whom other clients of Advent and its affiliates effect securities transactions may be useful to Advent in providing services to the Combined Fund.
Although investment decisions for the Combined Fund are made independently from those of the other accounts managed by Advent and its affiliates, investments of the kind made by the Combined Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Combined Fund and any of such other accounts, it is the policy of Advent and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Combined Fund.
Information about the brokerage commissions paid by the Funds is set forth in the following tables:
For the Fiscal Year Ended	Aggregate Brokerage Commissions
	AGC	LCM	AVK
October 31, 2017	$136,208	$47,574	$253,540
October 31, 2016	$98,642	$56,235	$198,671
October 31, 2015	$140,063	$77,500	$231,815

During the fiscal year ended October 31, 2017, the Funds paid $415,348 in brokerage commissions on transactions totaling $8,136,124 to brokers selected primarily on the basis of research services provided to Advent. Each Fund paid no commissions to affiliated brokers during each Fund’s previous three fiscal years.
OTHER INFORMATION
Custody of Assets
All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286,

as custodian (the “Custodian”). The Custodian is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.
Transfer Agent, Dividend Disbursing Agent and Registrar
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, New Jersey 07310, serves as transfer agent and registrar and Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842, serves as dividend disbursing agent and agent under the Fund’s Dividend Reinvestment Plan, with respect to each Fund’s common shares.
Code of Ethics
Each of the Funds, Advent and GFIA has adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by a Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.
Proxy Voting Policy
The Board of the Acquiring Fund has delegated the voting of proxies for the Acquiring Fund’s securities to Advent pursuant to Advent’s proxy voting guidelines. Under these guidelines, Advent will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of Advent’s Proxy Voting Policy and Procedures is included as Appendix B to this Statement of Additional Information.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed PricewaterhouseCoopers LLP to be each Fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.
FINANCIAL STATEMENTS
The financial statements of AGC for the fiscal year ended October 31, 2017 are incorporated by reference herein to AGC’s annual report filed on Form N-CSR on January 4, 2018.
The financial statements of LCM for the fiscal year ended October 31, 2017 are incorporated by reference herein to LCM’s annual report filed on Form N-CSR on January 4, 2018.
The financial statements of AVK for the fiscal year ended October 31, 2017 are incorporated by reference herein to AVK’s annual report filed on Form N-CSR on January 4, 2018.
PRO FORMA FINANCIAL STATEMENTS
Set forth in Appendix A hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Mergers of the Target Funds with the Acquiring Fund which include: (i) Pro forma Condensed Combined Schedule of Investments at October 31, 2017; (ii) Pro forma Condensed Combined Statement of Assets and Liabilities at October 31, 2017; (iii) Pro forma Condensed Combined Statement of Operations for the 12-month period ended October 31, 2017; and (iv) Notes to Pro forma Condensed Combined Financial Statements.

APPENDIX A
PRO FORMA FINANCIAL STATEMENTS
Pro Forma Portfolio of Investments
October 31, 2017 (Unaudited)
				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Shares				Value
COMMON STOCKS† - 12.8%**
Consumer, Cyclical - 4.1%
American Airlines Group, Inc.[1,7]	11,967	48,021	90,012	150,000	$ 560,295	$ 2,248,343	$ 4,214,362	$ 7,023,000
General Motors Co.[1,7]	5,400	53,100	93,500	152,000	232,092	2,282,238	4,018,630	6,532,960
Wal-Mart, Inc.[1,7]	4,000	16,000	30,000	50,000	349,240	1,396,960	2,619,300	4,365,500
Ford Motor Co.[1,7]	23,200	76,500	150,300	250,000	284,664	938,655	1,844,181	3,067,500
Spirit Airlines, Inc.*,3	-	25,000	50,000	75,000	-	927,250	1,854,500	2,781,750
Lowe’s Compaines, Inc.[1]	-	-	25,000	25,000	-	-	1,998,750	1,998,750
Total Consumer, Cyclical					1,426,291	7,793,446	16,549,723	25,769,460
Consumer, Non-cyclical - 3.2%
Incyte Corp*,[1,7]	4,650	12,350	22,500	39,500	526,613	1,398,638	2,548,125	4,473,376
Merck & Company, Inc.*,[1,7]	5,300	26,600	49,100	81,000	291,977	1,465,393	2,704,919	4,462,289
Celgene Corp.*,[1]	3,800	12,100	24,100	40,000	383,686	1,221,737	2,433,377	4,038,800
Flexion Therapeutics, Inc.*,[1,7]	13,330	45,400	88,300	147,030	292,733	999,254	1,943,483	3,235,470
Imperial Brands plc*,[1,7]	-	30,000	-	30,000	-	1,223,242	-	1,223,242
Olympus Corp.	-	30,000	-	30,000	-	1,106,222	-	1,106,222
Roche Holding AG	-	4,000	-	4,000	-	924,960	-	924,960
Total Consumer, Non-cyclical					1,495,009	8,339,446	9,629,904	19,464,359
Communications - 2.4%
Verizon Communications, Inc.[1,7]	19,100	36,800	69,100	125,000	914,317	1,761,616	3,307,817	5,983,750
Walt Disney Co.[1,7]	4,400	17,600	33,000	55,000	430,364	1,721,456	3,227,730	5,379,550
Telefonica S.A.	35,700	137,300	-	173,000	374,548	1,440,488	-	1,815,036
AT&T1	-	16,800	33,200	50,000	-	565,320	1,117,180	1,682,500
Total Communications					1,719,229	5,488,880	7,652,727	14,860,836
Industrial - 2.1%
United Parcel Service, Inc. - Class B1,7	3,200	12,900	23,900	40,000	376,096	1,516,137	2,808,967	4,701,200
Eaton Corporation plc	4,100	16,200	29,700	50,000	328,082	1,296,324	2,376,594	4,001,000
General Dynamics Corp.[1,7]	1,228	4,910	9,206	15,344	249,259	996,632	1,868,634	3,114,525
BAE Systems plc[1]	-	180,000	-	180,000	-	1,418,650	-	1,418,650
Total Industrial					953,437	5,227,743	7,054,195	13,235,375
Financial - 0.5%
Lazard Ltd. - Class A1,7	6,500	21,500	42,000	70,000	309,010	1,022,110	1,996,680	3,327,800
Total Financial					309,010	1,022,110	1,996,680	3,327,800
Diversified - 0.5%
TPG Pace Energy Holdings Corp.*,1,7	36,800	92,700	170,500	300,000	375,360	945,540	1,739,100	3,060,000
Total Diversified					375,360	945,540	1,739,100	3,060,000
Total Common Stocks (cost $79,129,214)					6,278,336	28,817,165	44,622,329	79,717,830

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Shares				Value
CONVERTIBLE PREFERRED STOCKS† - 8.9%
Consumer, Non-cyclical - 3.1%
Allergan plc 5.50% due 03/1/18[1]	1,833	4,459	12,342	18,634	$ 1,179,884	$ 2,870,213	$ 7,944,421	$ 11,994,518
Becton Dickinson and Co. 6.13% due 05/1/20.*,1,7	11,282	16,905	52,220	80,407	640,479	959,697	2,964,529	4,564,705
Teva Pharmaceutical Industries Ltd. 7.00% due 12/15/18	600	1,900	3,750	6,250	170,700	540,550	1,066,875	1,778,125
Bunge Ltd. 6.13%[9]	-	-	9,454	9,454	-	-	985,107	985,107
Total Consumer, Non-cyclical					1,991,063	4,370,460	12,960,932	19,322,455
Financial - 2.2%
Crown Castle International Corp. 6.88% due 08/01/20	1,098	2,509	5,865	9,472	1,204,286	2,751,872	6,432,733	10,388,891
Mandatory Exchangeable Trust 5.75% due 06/03/19[2]	1,468	2,230	4,739	8,437	307,862	467,664	993,839	1,769,365
American Tower Corp. 5.50% due 02/15/18[1]	-	-	12,614	12,614	-	-	1,591,508	1,591,508
Total Financial					1,512,148	3,219,536	9,018,080	13,749,764
Energy - 2.1%
Hess Corp 8.00% due 02/01/19[1,7]	21,027	59,150	122,494	202,671	1,172,255	3,297,613	6,829,041	11,298,909
WPX Energy 6.25% due 07/31/18[1]	-	-	18,938	18,938	-	-	974,360	974,360
Anadarko Petroleum Corp 7.50% due 06/07/18	-	-	13,658	13,658	-	-	519,004	519,004
Total Energy					1,172,255	3,297,613	8,322,405	12,792,273
Industrial - 0.9%
Belden, Inc. 6.75% due 07/15/19[1]	5,138	7,890	20,699	33,727	552,181	847,939	2,224,521	3,624,641
Stanley Black & Decker, Inc. 5.38% due 05/15/20[1]	2,533	3,887	12,576	18,996	299,578	459,715	1,487,364	2,246,657
Total Industrial					851,759	1,307,654	3,711,885	5,871,298
Utilities - 0.4%
NextEra Energy, Inc. 6.12% due 09/1/19	-	-	40,349	40,349	-	-	2,299,893	2,299,893
Total Utilities					-	-	2,299,893	2,299,893
Communications - 0.2%
T-Mobile US, Inc. 5.50% due 12/15/17[1]	-	-	15,356	15,356	-	-	1,486,461	1,486,461
Total Communications					-	-	1,486,461	1,486,461
Total Convertible Preferred Stocks (cost $58,452,421)					5,527,225	12,195,263	37,799,656	55,522,144

MONEY MARKET FUND† - 6.2%
Morgan Stanley Institutional Liquidity Government Portfolio 0.92%[3]	5,403,643	10,475,157	22,455,584	38,334,384	5,403,643	10,475,157	22,455,584	38,334,384
Total Money Market Fund (cost $38,334,384)					5,403,643	10,475,157	22,455,584	38,334,384

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
CONVERTIBLE BONDS†† - 69.1%
Technology - 17.3%
Microchip Technology, Inc. 1.63% due 02/15/27[1,2,7]	962,000	1,517,000	5,730,000	8,209,000	$ 1,216,328	$ 1,918,056	$ 7,244,868	$ 10,379,252
Micron Technology, Inc. 3.00% due 11/15/43[1,7]	941,000	1,448,000	4,111,000	6,500,000	1,463,254	2,251,639	6,392,604	10,107,497
Carbonite, Inc. 2.50% due 04/01/22[2]	570,000	1,705,000	3,578,000	5,853,000	661,199	1,977,800	4,150,479	6,789,478
Lam Research Corp. 1.25% due 05/15/18[1,7]	318,000	489,000	1,043,000	1,850,000	1,100,479	1,692,246	3,609,432	6,402,157
Intel Corp. 3.49% due 12/15/35[1,7]	490,000	753,000	2,527,000	3,770,000	823,200	1,265,040	4,245,359	6,333,599
3.25% due 08/01/39[1]	-	-	260,000	260,000	-	-	565,989	565,989
Integrated Device Technology, Inc. 0.88% due 11/15/22[1,7]	610,000	1,532,000	3,033,000	5,175,000	703,787	1,767,545	3,499,324	5,970,656
Evolent Health, Inc. 2.00% due 12/01/21[2]	500,000	1,500,000	3,196,000	5,196,000	535,938	1,607,812	3,425,713	5,569,463
Verint Systems, Inc. 1.50% due 06/01/21[1,7]	500,000	1,550,000	3,385,000	5,435,000	492,188	1,525,780	3,332,109	5,350,077
ServiceNow, Inc. due 06/01/22[2,4]	755,000	1,147,000	2,820,000	4,722,000	850,319	1,291,809	3,176,025	5,318,153
Teradyne, Inc 1.25% due 12/15/23[1,2]	572,000	883,000	1,850,000	3,305,000	826,897	1,276,487	2,674,407	4,777,791
Citrix Systems, Inc. 0.50% due 04/15/19[1,7]	471,000	808,000	1,816,000	3,095,000	578,740	992,830	2,231,409	3,802,979
ON Semiconductor Corp. 1.00% due 12/01/20[1]	-	-	2,900,000	2,900,000	-	-	3,753,688	3,753,688
1.63% due 10/15/23[1,2,7]	366,000	562,000	1,193,000	2,121,000	457,958	703,203	1,492,741	2,653,902
Cypress Semiconductor Corp. 4.50% due 01/15/22[1,7]	453,000	697,000	1,464,000	2,614,000	610,418	939,208	1,972,740	3,522,366
Salesforce.com, Inc. 0.25% due 04/01/18	343,000	553,000	1,170,000	2,066,000	527,791	850,929	1,800,338	3,179,058
Allscripts Healthcare Solutions, Inc. 1.25% due 07/01/20[1]	-	975,000	1,825,000	2,800,000	-	1,014,000	1,898,000	2,912,000
Lumentum Holdings, Inc. 0.25% due 03/15/24[2]	343,000	569,000	1,243,000	2,155,000	436,468	724,053	1,581,718	2,742,239
Synaptics, Inc. 0.50% due 06/15/22[2]	356,000	672,000	1,629,000	2,657,000	320,845	605,640	1,468,137	2,394,622
Red Hat, Inc. 0.25% due 10/01/19[1,7]	285,000	400,000	732,000	1,417,000	473,991	665,250	1,217,408	2,356,649
Veeco Instruments, Inc. 2.70% due 01/15/23[2]	278,000	528,000	1,375,000	2,181,000	255,413	485,100	1,263,281	2,003,794
Inphi Corp. 0.75% due 09/01/21	-	-	1,900,000	1,900,000	-	-	1,981,938	1,981,938
CSG Systems International, Inc. 4.25% due 03/15/36[1]	-	-	1,410,000	1,410,000	-	-	1,535,138	1,535,138
Silicon Laboratories, Inc. 1.38% due 03/01/22[2]	210,000	323,000	681,000	1,214,000	252,788	388,811	819,754	1,461,353
Advanced Micro Devices, Inc. 2.13% due 09/01/26	-	-	855,000	855,000	-	-	1,349,832	1,349,832
HubSpot, Inc. 0.25% due 06/01/22[2]	-	-	1,163,000	1,163,000	-	-	1,314,190	1,314,190
STMicroelectronics N.V. 0.25% due 07/03/24[1]	-	800,000	-	800,000	-	1,032,000	-	1,032,000
Electronics For Imaging, Inc. 0.75% due 09/01/19	293,000	-	753,000	1,046,000	286,408	-	736,058	1,022,466
ASM Pacific Technology Ltd. 2.00% due 03/28/19	HKD 2,000,000	HKD 4,000,000	-	HKD 6,000,000	321,849	643,698	-	965,547
Workday, Inc. 0.25% due 10/01/22[2]	-	-	451,000	451,000	-	-	456,919	456,919
Total Technology					13,196,258	25,618,936	69,189,598	108,004,792

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
Communications - 10.8%
Priceline Group, Inc. 0.35% due 06/15/20[1,7]	625,000	1,179,000	3,731,000	5,535,000	$ 931,249	$ 1,756,710	$ 5,559,190	$ 8,247,149
DISH Network Corp. 3.38% due 08/15/26[1,7]	797,000	1,270,000	4,267,000	6,334,000	861,258	1,372,394	4,611,027	6,844,679
2.38% due 03/15/24[1,2,7]	313,000	458,000	961,000	1,732,000	301,458	441,111	925,563	1,668,132
Finisar Corp. 0.50% due 12/15/33[1,7]	579,000	893,000	4,418,000	5,890,000	613,016	945,464	4,677,558	6,236,038
0.50% due 12/15/36[2]	-	-	2,000,000	2,000,000	-	-	1,915,000	1,915,000
Twitter, Inc. 0.25% due 09/15/19[1,7]	850,000	1,750,000	3,400,000	6,000,000	807,499	1,662,500	3,230,000	5,699,999
1.00% due 09/15/21[1]	-	315,000	560,000	875,000	-	291,178	517,650	808,828
FireEye, Inc. 1.00% due 06/01/35	700,000	1,600,000	2,700,000	5,000,000	665,000	1,520,000	2,565,000	4,750,000
Inmarsat plc 3.88% due 09/09/23	600,000	1,800,000	1,800,000	4,200,000	643,500	1,930,500	1,930,500	4,504,500
Ctrip.com International Ltd. 1.00% due 07/01/20[1,7]	705,000	1,034,000	2,347,000	4,086,000	768,009	1,126,414	2,556,763	4,451,186
Liberty Media Corp. 1.38% due 10/15/23[1,7]	505,000	870,000	1,769,000	3,144,000	607,970	1,047,393	2,129,699	3,785,062
Proofpoint, Inc. 0.75% due 06/15/20[1,7]	440,000	677,000	1,551,000	2,668,000	568,976	875,446	2,005,637	3,450,059
Liberty Interactive LLC 1.75% due 09/30/46[1,2,7]	360,000	529,000	1,096,000	1,985,000	408,375	600,084	1,243,275	2,251,734
Weibo Corp. 1.25% due 11/15/22[2]	335,000	515,000	1,081,000	1,931,000	350,075	538,175	1,129,645	2,017,895
IAC FinanceCo, Inc. 0.88% due 10/01/22	317,000	487,000	1,013,000	1,817,000	342,955	526,873	1,095,940	1,965,768
Liberty Expedia Holdings, Inc. 1.00% due 06/30/47[2]	295,000	451,000	1,031,000	1,777,000	302,375	462,275	1,056,775	1,821,425
Wayfair, Inc. 0.38% due 09/01/22[2]	252,000	389,000	965,000	1,606,000	246,803	380,977	945,097	1,572,877
Ciena Corp. 4.00% due 12/15/20[1]	-	-	1,041,000	1,041,000	-	-	1,368,264	1,368,264
SBI Holdings, Inc. due 09/14/22[4]	JPY 50,000,000	JPY 80,000,000	-	JPY 120,000,000	507,129	811,405	-	1,318,534
Telenor East Holding II AS 0.25% due 09/20/19	400,000	800,000	-	1,200,000	430,136	860,272	-	1,290,408
World Wrestling Entertainment, Inc. 3.38% due 12/15/23[1,2]	-	-	628,000	628,000	-	-	774,795	774,795
American Movil BV 5.50% due 09/17/18[1]	EUR 300,000	EUR 400,000	-	EUR 700,000	314,536	419,382	-	733,918
Total Communications					9,670,319	17,568,553	40,237,378	67,476,250

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
Consumer, Non-cyclical - 10.3%
Wright Medical Group, Inc. 2.00% due 02/15/20[1,7]	543,000	1,929,000	3,852,000	6,324,000	$ 590,513	$ 2,097,787	$ 4,189,049	$ 6,877,349
BioMarin Pharmaceutical, Inc. 1.50% due 10/15/20[1,7]	532,000	819,000	2,067,000	3,418,000	606,148	933,149	2,355,088	3,894,385
Ionis Pharmaceuticals, Inc. 1.00% due 11/15/21[1,7]	344,000	531,000	2,433,000	3,308,000	388,075	599,034	2,744,728	3,731,837
NuVasive, Inc. 2.25% due 03/15/21[1]	439,000	781,000	1,928,000	3,148,000	510,338	907,913	2,241,300	3,659,551
Nevro Corp. 1.75% due 06/01/21	518,000	685,000	1,853,000	3,056,000	602,822	797,168	2,156,429	3,556,419
Element Fleet Management Corp. 5.13% due 06/30/19[2]	CAD 1,725,000	CAD 2,696,000	-	CAD 4,421,000	1,379,959	2,156,736	-	3,536,695
4.25% due 06/30/20[2]	CAD 788,000	CAD 1,837,000	CAD 875,000	CAD 3,500,000	614,336	1,432,151	682,162	2,728,649
Euronet Worldwide, Inc. 1.50% due 10/01/44[1,7]	426,000	655,000	1,351,000	2,432,000	583,088	896,532	1,849,181	3,328,801
Cardtronics, Inc. 1.00% due 12/01/20	250,000	1,100,000	2,050,000	3,400,000	231,875	1,020,250	1,901,375	3,153,500
Hologic, Inc. 2.00% due 03/01/42[1,5,7,8]	284,000	580,000	1,340,000	2,204,000	353,580	722,100	1,668,300	2,743,980
Molina Healthcare, Inc. 1.63% due 08/15/44[1,7]	257,000	395,000	1,500,000	2,152,000	318,519	489,553	1,859,063	2,667,135
Anthem, Inc. 2.75% due 10/15/42	150,000	238,000	493,000	881,000	429,750	681,870	1,412,445	2,524,065
Flexion Therapeutics, Inc. 3.38% due 05/01/24[2]	100,000	300,000	1,542,000	1,942,000	113,625	340,874	1,752,089	2,206,588
Pacira Pharmaceuticals, Inc. 2.38% due 04/01/22[2]	345,000	492,000	1,478,000	2,315,000	321,065	457,868	1,375,463	2,154,396
Jazz Investments I Ltd. 1.88% due 08/15/21[1,7]	400,000	580,000	1,048,000	2,028,000	412,999	598,849	1,082,061	2,093,909
Neurocrine Biosciences, Inc. 2.25% due 05/15/24[2]	269,000	405,000	872,000	1,546,000	308,846	464,991	1,001,165	1,775,002
Clovis Oncology, Inc. 2.50% due 09/15/21	177,000	316,000	663,000	1,156,000	257,093	458,990	963,008	1,679,091
Insulet Corp. 1.25% due 09/15/21	-	-	1,342,000	1,342,000	-	-	1,598,658	1,598,658
J Sainsbury plc 1.25% due 11/21/19	-	GBP 300,000	GBP 700,000	GBP 1,000,000	-	406,472	948,436	1,354,908
Qiagen N.V. 0.88% due 03/19/21	400,000	600,000	-	1,000,000	510,560	765,840	-	1,276,400
Medicines Co. 2.75% due 07/15/23	-	-	1,306,000	1,306,000	-	-	1,230,089	1,230,089
Teladoc, Inc. 3.00% due 12/15/22[2]	-	-	1,105,000	1,105,000	-	-	1,194,090	1,194,090
Terumo Corp. due 12/06/21[4]	JPY 40,000,000	JPY 60,000,000	-	JPY 100,000,000	448,825	673,238	-	1,122,063
Nipro Corp. due 01/29/21[4]	JPY 40,000,000	JPY 60,000,000	-	JPY 100,000,000	432,544	648,816	-	1,081,360
LendingTree, Inc. 0.63% due 06/01/22[2]	-	-	744,000	744,000	-	-	1,056,480	1,056,480
Horizon Pharma Investment Ltd. 2.50% due 03/15/22[1]	-	-	891,000	891,000	-	-	818,606	818,606
Innoviva, Inc. 2.50% due 08/15/25[2]	-	-	811,000	811,000	-	-	787,177	787,177
Emergent BioSolutions, Inc. 2.88% due 01/15/21	-	-	288,000	288,000	-	-	418,500	418,500
Total Consumer, Non-cyclical					9,414,560	17,550,181	37,284,942	64,249,683

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
Financial - 8.6%
Altaba, Inc. due 12/01/18[1,4]	958,000	1,473,000	3,066,000	5,497,000	$ 1,319,645	$ 2,029,058	$ 4,223,415	$ 7,572,118
Forest City Realty Trust, Inc. 4.25% due 08/15/18	616,000	1,564,000	2,820,000	5,000,000	728,420	1,849,430	3,334,649	5,912,499
Colony NorthStar, Inc. 3.88% due 01/15/21	-	-	3,625,000	3,625,000	-	-	3,663,515	3,663,515
Starwood Property Trust, Inc. 4.00% due 01/15/19[1,7]	493,000	644,000	1,939,000	3,076,000	545,997	713,230	2,147,443	3,406,670
PRA Group, Inc. 3.00% due 08/01/20	500,000	1,050,000	1,950,000	3,500,000	458,438	962,719	1,787,906	3,209,063
3.50% due 06/01/23[1,2]	-	-	1,774,000	1,774,000	-	-	1,608,796	1,608,796
HCI Group, Inc. 4.25% due 03/01/37[1,2,7]	500,000	700,000	2,250,000	3,450,000	452,813	633,937	2,037,657	3,124,407
Air Lease Corp. 3.88% due 12/01/18[1,7]	332,000	509,000	1,069,000	1,910,000	507,752	778,452	1,634,902	2,921,106
Starwood Waypoint Homes 3.00% due 07/01/19	237,000	358,000	1,939,000	2,534,000	293,584	443,473	1,859,364	2,596,421
Fidelity National Financial, Inc. 4.25% due 08/15/18[1]	110,000	190,000	528,000	828,000	319,136	551,236	1,531,854	2,402,226
IMMOFINANZ AG 2.00% due 01/24/24	EUR 500,000	EUR 800,000	-	EUR 1,300,000	676,836	1,082,938	-	1,759,774
BUWOG AG due 09/09/21[4]	EUR 500,000	EUR 800,000	-	EUR 1,300,000	621,064	993,702	-	1,614,766
Aurelius SE 1.00% due 12/01/20	EUR 500,000	EUR 700,000	-	EUR 1,200,000	665,477	931,668	-	1,597,145
AYC Finance Ltd. 0.50% due 05/02/19	470,000	800,000	-	1,270,000	514,063	875,000	-	1,389,063
Magyar Nemzeti Vagyonkezelo Zrt 3.38% due 04/02/19	EUR 400,000	EUR 600,000	-	EUR 1,000,000	551,208	826,812	-	1,378,020
Haitong International Securities Group, Ltd. due 10/25/21[4]	HKD 4,000,000	HKD 6,000,000	-	HKD 10,000,000	527,442	791,163	-	1,318,605
Empire State Reatly OP, LP 2.63% due 08/15/19[2]	-	-	1,170,000	1,170,000	-	-	1,282,613	1,282,613
Nexity S.A. 0.13% due 01/01/23	EUR 416,278	EUR 547,707	-	EUR 963,985	539,305	709,577	-	1,248,882
Bagan Capital Ltd. due 09/23/21[4]	400,000	550,000	-	950,000	437,000	600,875	-	1,037,875
Extra Space Storage, LP 3.13% due 10/01/35[1]	-	-	937,000	937,000	-	-	1,023,087	1,023,087
iStar, Inc. 3.13% due 09/15/22[1]	-	-	960,000	960,000	-	-	976,800	976,800
LEG Immobilien AG 0.50% due 07/01/21	EUR 200,000	EUR 300,000	-	EUR 500,000	388,511	582,766	-	971,277
Blackhawk Network Holdings, Inc. 1.50% due 01/15/22	-	-	847,000	847,000	-	-	850,706	850,706
Blackstone Mortgage Trust, Inc. 4.38% due 05/05/22	304,000	-	502,000	806,000	309,130	-	510,471	819,601
Total Financial					9,855,821	15,356,036	28,473,178	53,685,035

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
Industrial - 8.5%
Dycom Industries, Inc. 0.75% due 09/15/21[1,7]	811,000	3,012,000	5,857,000	9,680,000	$ 945,829	$ 3,512,744	$ 6,830,726	$ 11,289,299
Cemex SAB de CV 3.72% due 03/15/20	388,000	2,150,000	2,893,000	5,431,000	413,948	2,290,199	3,082,867	5,787,014
Greenbrier Companies, Inc. 2.88% due 02/01/24[2]	275,000	-	3,808,000	4,083,000	322,953	-	4,472,020	4,794,973
Kaman Corp. 3.25% due 05/01/24[2]	276,000	921,000	1,803,000	3,000,000	299,633	999,861	1,957,382	3,256,876
RTI International Metals, Inc. 1.63% due 10/15/19	270,000	408,000	1,572,000	2,250,000	299,531	452,625	1,743,938	2,496,094
Atlas Air Worldwide Holdings, Inc. 1.88% due 06/01/24	143,000	293,000	1,469,000	1,905,000	174,281	357,094	1,790,343	2,321,718
Makino Milling Machine Co., Ltd. due 03/19/18[4]	JPY 70,000,000	JPY 120,000,000	-	JPY 190,000,000	790,064	1,354,395	-	2,144,459
China Railway Construction Corporation Ltd. due 01/29/21[4]	750,000	1,000,000	-	1,750,000	828,390	1,104,520	-	1,932,910
BW Group Ltd. 1.75% due 09/10/19	400,000	1,000,000	600,000	2,000,000	383,600	959,000	575,400	1,918,000
Implenia AG 0.50% due 06/30/22[1]	CHF 485,000	CHF 1,035,000	-	CHF 1,520,000	512,588	1,093,873	-	1,606,461
Siemens Financieringsmaatschappij N.V. 1.65% due 08/16/19[1]	500,000	750,000	-	1,250,000	619,125	928,688	-	1,547,813
Golar LNG Ltd. 2.75% due 02/15/22[2]	600,000	900,000	-	1,500,000	550,124	825,187	-	1,375,311
Vinci S.A. 0.38% due 02/16/22[1]	400,000	800,000	-	1,200,000	449,300	898,600	-	1,347,900
OSI Systems, Inc. 1.25% due 09/01/22[1,2]	-	-	1,248,000	1,248,000	-	-	1,316,640	1,316,640
MINEBEA MITSUMI, Inc. due 08/03/22[4]	JPY 50,000,000	JPY 70,000,000	-	JPY 120,000,000	537,160	752,024	-	1,289,184
Larsen & Toubro Ltd. 0.68% due 10/22/19	500,000	700,000	-	1,200,000	518,375	725,725	-	1,244,100
OSG Corp. due 04/04/22[1,4]	JPY 40,000,000	JPY 50,000,000	-	JPY 90,000,000	528,558	660,697	-	1,189,255
Shimizu Corp. due 10/16/20[4]	JPY 40,000,000	JPY 70,000,000	-	JPY 110,000,000	407,639	713,368	-	1,121,007
MTU Aero Engines AG 0.13% due 05/17/23	EUR 200,000	EUR 500,000	-	EUR 700,000	305,333	763,333	-	1,068,666
Buzzi Unicem SpA 1.38% due 07/17/19	EUR 200,000	EUR 300,000	-	EUR 500,000	351,407	527,111	-	878,518
CRRC Corporation Ltd. due 02/05/21[4]	250,000	500,000	-	750,000	264,750	529,500	-	794,250
Air Transport Services Group, Inc. 1.13% due 10/15/24[2]	-	-	749,000	749,000	-	-	785,046	785,046
Safran S.A. due 12/31/20[4]	EUR 247,100	EUR 391,800	-	EUR 638,900	294,276	466,602	-	760,878
Hon Hai Precision Industry Company Ltd. due 11/06/22[4]	200,000	400,000	-	600,000	203,800	407,600	-	611,400
Total Industrial					10,000,664	20,322,746	22,554,362	52,877,772

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
Consumer, Cyclical - 5.4%
CalAtlantic Group, Inc. 0.25% due 06/01/19[1]	-	1,250,000	2,050,000	3,300,000	$ -	$ 1,255,000	$ 2,058,200	$ 3,313,200
1.63% due 05/15/18[1]	-	-	876,000	876,000	-	-	1,381,890	1,381,890
Suzuki Motor Corp. due 03/31/23[4]	JPY 90,000,000	JPY 150,000,000	-	JPY 240,000,000	1,199,947	1,999,911	-	3,199,858
Restoration Hardware Holdings, Inc. due 06/15/19[1,2,4]	-	-	2,608,000	2,608,000	-	-	2,539,540	2,539,540
Tesla, Inc. 1.25% due 03/01/21[1]	-	-	2,033,000	2,033,000	-	-	2,271,877	2,271,877
2.38% due 03/15/22	-	-	1,222,000	1,222,000	-	-	1,486,257	1,486,257
Caesars Entertainment Corp. 5.00% due 10/01/24	-	-	1,080,000	1,080,000	-	-	2,124,900	2,124,900
NH Hotel Group SA 4.00% due 11/08/18	EUR 500,000	EUR 800,000	-	EUR 1,300,000	707,095	1,131,353	-	1,838,448
China Lodging Group Ltd. 0.38% due 11/01/22[2]	302,000	465,000	975,000	1,742,000	310,459	478,025	1,002,310	1,790,794
RH due 06/15/19[1,2,4]	-	1,702,000	-	1,702,000	-	1,657,323	-	1,657,323
Sony Corp. due 09/30/22[4]	JPY 56,000,000	JPY 91,000,000	-	JPY 147,000,000	581,537	944,997	-	1,526,534
ANA Holdings, Inc. due 09/19/24[4]	JPY 60,000,000	JPY 100,000,000	-	JPY 160,000,000	561,691	936,152	-	1,497,843
HIS Co. Ltd. due 08/30/19[4]	-	JPY 150,000,000	-	JPY 150,000,000	-	1,399,938	-	1,399,938
Steinhoff Finance Holdings GmbH 4.00% due 01/30/21	EUR 400,000	EUR 600,000	-	EUR 1,000,000	553,538	830,306	-	1,383,844
Zhongsheng Group due 10/25/18[4]	HKD 4,000,000	HKD 6,000,000	-	HKD 10,000,000	518,470	777,706	-	1,296,176
Valeo S.A. due 06/16/21[4]	400,000	600,000	-	1,000,000	436,500	654,750	-	1,091,250
NHK Spring Co. Ltd. due 09/20/19[4]	400,000	550,000	-	950,000	449,000	617,375	-	1,066,375
Horizon Global Corp. 2.75% due 07/01/22	-	-	1,006,000	1,006,000	-	-	1,008,515	1,008,515
LVMH Moet Hennessy Louis Vuitton due 02/16/21[4]	1,145	2,036	-	3,181	362,536	644,649	-	1,007,185
Meritor, Inc. 3.25% due 10/15/37[2]	-	-	567,000	567,000	-	-	608,108	608,108
Total Consumer, Cyclical					5,680,773	13,327,485	14,481,597	33,489,855

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
Energy - 5.0%
Chesapeake Energy Corp. 5.50% due 09/15/26[1,2]	1,509,000	3,543,000	6,506,000	11,558,000	$ 1,343,952	$ 3,155,484	$ 5,794,405	$ 10,293,841
Weatherford International Ltd. 5.88% due 07/01/21[1,7]	1,270,000	2,752,000	5,549,000	9,571,000	1,284,288	2,782,960	5,611,426	9,678,674
PDC Energy, Inc. 1.13% due 09/15/21[1,7]	481,000	730,000	1,628,000	2,839,000	471,981	716,312	1,597,475	2,785,768
Oasis Petroleum, Inc. 2.63% due 09/15/23[1,7]	380,000	498,000	1,250,000	2,128,000	419,426	549,668	1,379,688	2,348,782
Technip S.A. 0.88% due 01/25/21	EUR 500,000	EUR 800,000	-	EUR 1,300,000	678,981	1,086,371	-	1,765,352
SEACOR Holdings, Inc. 3.00% due 11/15/28	161,000	591,000	964,000	1,716,000	148,321	544,459	888,085	1,580,865
Green Plains, Inc. 4.13% due 09/01/22	-	-	1,043,000	1,043,000	-	-	1,031,266	1,031,266
Ensco Jersey Finance Ltd. 3.00% due 01/31/24[2]	-	-	1,126,000	1,126,000	-	-	954,286	954,286
RAG-Stiftung due 03/16/23[4]	EUR 500,000	-	-	EUR 500,000	629,452	-	-	629,452
Total Energy					4,976,401	8,835,254	17,256,631	31,068,286
Basic Materials - 1.9%
Osisko Gold Royalties Ltd. 4.00% due 12/31/22	CAD 800,000	CAD 1,900,000	-	CAD 2,700,000	639,069	1,517,789	-	2,156,858
Kansai Paint Co., Ltd. due 06/17/19[4]	JPY 60,000,000	JPY 90,000,000	-	JPY 150,000,000	609,214	913,821	-	1,523,035
Toray Industries, Inc. due 08/30/19[1,4]	JPY 40,000,000	JPY 90,000,000	-	JPY 130,000,000	459,826	1,034,608	-	1,494,434
AK Steel Corp. 5.00% due 11/15/19	-	-	1,151,000	1,151,000	-	-	1,374,726	1,374,726
APERAM S.A. 0.63% due 07/08/21	400,000	600,000	-	1,000,000	535,000	802,500	-	1,337,500
OCI N.V. 3.88% due 09/25/18	-	EUR 1,000,000	-	EUR 1,000,000	-	1,187,085	-	1,187,085
Pretium Resources, Inc. 2.25% due 03/15/22[2]	-	-	1,134,000	1,134,000	-	-	1,165,893	1,165,893
B2Gold Corp. 3.25% due 10/01/18	-	-	919,000	919,000	-	-	936,232	936,232
Mitsubishi Chemical Holdings Corp. due 03/29/24[4]	JPY 30,000,000	JPY 50,000,000	-	JPY 80,000,000	302,957	504,928	-	807,885
Total Basic Materials					2,546,066	5,960,731	3,476,851	11,983,648
Utilities - 1.3%
CenterPoint Energy, Inc. 3.40% due 09/15/29[1,5]	12,945	18,873	41,326	73,144	917,477	1,337,624	2,928,980	5,184,081
NRG Yield, Inc. 3.25% due 06/01/20[1,2]	450,000	-	2,300,000	2,750,000	451,125	-	2,305,750	2,756,875
Total Utilities					1,368,602	1,337,624	5,234,730	7,940,956
Total Convertible Bonds (cost $390,913,584)					66,709,464	125,877,546	238,189,267	430,776,277

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
CORPORATE BONDS†† - 62.8%
Consumer, Non-cyclical - 15.1%
Valeant Pharmaceuticals International, Inc. 6.13% due 04/15/25[1,2]	1,404,000	3,445,000	5,725,000	10,574,000	$ 1,184,625	$ 2,906,719	$ 4,830,469	$ 8,921,813
HCA, Inc. 5.25% due 04/15/25[1]	535,000	1,967,000	3,211,000	5,713,000	571,112	2,099,772	3,427,742	6,098,626
7.50% due 02/15/22[1,7]	500,000	1,050,000	1,950,000	3,500,000	568,749	1,194,375	2,218,125	3,981,249
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00% due 02/01/25[1,2,7]	1,200,000	980,000	4,620,000	6,800,000	959,999	784,000	3,696,000	5,439,999
Tenet Healthcare Corp. 4.38% due 10/01/21[1]	500,000	1,500,000	2,500,000	4,500,000	500,750	1,502,249	2,503,749	4,506,748
6.00% due 10/01/20[1,7]	1,000,000	1,150,000	1,300,000	3,450,000	1,053,749	1,211,813	1,369,875	3,635,437
8.13% due 04/01/22	281,000	1,034,000	1,688,000	3,003,000	283,459	1,043,048	1,702,770	3,029,277
DaVita, Inc. 5.00% due 05/01/25[1]	361,000	1,490,000	2,433,000	4,284,000	356,488	1,471,374	2,402,588	4,230,450
HealthSouth Corp. 5.75% due 09/15/25[1]	354,000	1,302,000	2,126,000	3,782,000	366,833	1,349,198	2,203,068	3,919,099
5.75% due 11/01/24[1]	-	-	3,000,000	3,000,000	-	-	3,076,874	3,076,874
United Rentals North America, Inc. 5.50% due 05/15/27[1]	342,000	1,260,000	2,052,000	3,654,000	366,795	1,351,349	2,200,770	3,918,914
5.50% due 07/15/25[1]	-	1,050,000	1,950,000	3,000,000	-	1,130,719	2,099,906	3,230,625
Spectrum Brands, Inc. 5.75% due 07/15/25[1]	190,000	1,226,000	2,004,000	3,420,000	202,764	1,308,363	2,138,629	3,649,756
Ahern Rentals, Inc. 7.38% due 05/15/23[1,2]	388,000	1,200,000	1,959,000	3,547,000	356,960	1,104,000	1,802,280	3,263,240
Land O’Lakes Capital Trust I 7.45% due 03/15/28[1,2]	250,000	1,000,000	1,500,000	2,750,000	293,750	1,174,999	1,762,501	3,231,250
Post Holdings, Inc. 5.50% due 03/01/25[1,2]	329,000	1,018,000	1,663,000	3,010,000	343,804	1,063,810	1,737,835	3,145,449
5.75% due 03/01/27[2]	121,000	445,000	727,000	1,293,000	126,294	464,469	758,806	1,349,569
Molina Healthcare, Inc. 5.38% due 11/15/22	180,000	620,000	2,200,000	3,000,000	188,190	648,210	2,300,100	3,136,500
Pilgrim’s Pride Corp. 5.88% due 09/30/27[2]	281,000	1,033,000	1,688,000	3,002,000	292,943	1,076,903	1,759,740	3,129,586
CHS/Community Health Systems, Inc. 6.88% due 02/01/22[1]	451,000	1,394,000	2,277,000	4,122,000	328,103	1,014,135	1,656,518	2,998,756
5.13% due 08/01/21[1]	-	550,000	950,000	1,500,000	-	536,250	926,250	1,462,500
Greatbatch Ltd. 9.13% due 11/01/23[1,2]	209,000	909,000	1,485,000	2,603,000	226,765	986,265	1,611,225	2,824,255
Cardtronics, Inc. 5.13% due 08/01/22[1]	-	-	2,500,000	2,500,000	-	-	2,562,500	2,562,500
Ritchie Bros Auctioneers, Inc. 5.38% due 01/15/25[1,2]	194,000	834,000	1,361,000	2,389,000	204,670	879,870	1,435,855	2,520,395
Great Lakes Dredge & Dock Corp. 8.00% due 05/15/22[1]	171,000	727,000	1,191,000	2,089,000	180,405	766,985	1,256,505	2,203,895
Revlon Consumer Products Corp. 6.25% due 08/01/24[1,7]	253,000	931,000	1,520,000	2,704,000	187,853	691,268	1,128,600	2,007,721
Quorum Health Corp. 11.63% due 04/15/23	161,000	594,000	970,000	1,725,000	148,120	546,480	892,400	1,587,000
Sotheby’s 5.25% due 10/01/22[1,2]	83,000	266,000	435,000	784,000	85,594	274,313	448,594	808,501
Land O’ Lakes, Inc. 6.00% due 11/15/22[2]	26,000	-	19,000	45,000	29,348	-	21,446	50,794
Total Consumer, Non-cyclical					9,408,122	28,580,936	55,931,720	93,920,778

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
Consumer, Cyclical - 12.2%
GameStop Corp. 6.75% due 03/15/21[1,2,7]	609,000	2,360,000	4,134,000	7,103,000	$ 640,211	$ 2,480,950	$ 4,345,867	$ 7,467,028
Vista Outdoor, Inc. 5.88% due 10/01/23[1,7]	590,000	1,389,000	2,463,000	4,442,000	612,125	1,441,088	2,555,363	4,608,576
L Brands, Inc. 5.63% due 02/15/22[1,7]	400,000	1,000,000	2,600,000	4,000,000	429,799	1,074,500	2,793,699	4,297,998
Dana Financing Luxembourg Sarl 6.50% due 06/01/26[1,2,7]	299,000	1,267,000	2,070,000	3,636,000	325,909	1,381,030	2,256,300	3,963,239
Scientific Games International, Inc. 10.00% due 12/01/22	329,000	1,209,000	1,976,000	3,514,000	365,167	1,341,905	2,193,221	3,900,293
5.00% due 10/15/25[2]	61,000	223,000	363,000	647,000	62,068	226,903	369,353	658,324
Dollar Tree, Inc. 5.75% due 03/01/23[1]	376,000	1,164,000	1,901,000	3,441,000	396,210	1,226,564	2,003,179	3,625,953
Scotts Miracle-Gro Co. 6.00% due 10/15/23[1,7]	271,000	1,164,000	1,901,000	3,336,000	291,325	1,251,300	2,043,575	3,586,200
Staples, Inc. 8.50% due 09/15/25[1,2]	361,000	1,329,000	2,171,000	3,861,000	319,485	1,176,165	1,921,335	3,416,985
Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25% due 02/01/20[1,2]	350,000	1,084,000	1,771,000	3,205,000	358,750	1,111,100	1,815,275	3,285,125
Delphi Technologies plc 5.00% due 10/01/25[2]	301,000	1,107,000	1,810,000	3,218,000	304,010	1,118,070	1,828,100	3,250,180
Allegiant Travel Co. 5.50% due 07/15/19[1]	400,000	950,000	1,750,000	3,100,000	415,000	985,625	1,815,625	3,216,250
Levi Strauss & Co. 5.00% due 05/01/25[1]	241,000	1,060,000	1,724,000	3,025,000	254,544	1,119,571	1,820,889	3,195,004
TRI Pointe Group Inc. / TRI Pointe Homes Inc. 4.38% due 06/15/19[1]	308,000	954,000	1,558,000	2,820,000	317,625	983,812	1,606,687	2,908,124
Goodyear Tire & Rubber Co. 5.13% due 11/15/23[1]	271,000	946,000	1,546,000	2,763,000	279,808	976,745	1,596,245	2,852,798
Hanesbrands, Inc. 4.63% due 05/15/24[1,2,7]	209,000	909,000	1,486,000	2,604,000	215,793	938,543	1,534,295	2,688,631
Six Flags Entertainment Corp. 4.88% due 07/31/24[1,2]	145,000	899,000	1,469,000	2,513,000	149,531	927,094	1,514,906	2,591,531
Brinker International, Inc. 5.00% due 10/01/24[1,2]	241,000	886,000	1,447,000	2,574,000	241,603	888,215	1,450,618	2,580,436
Wolverine World Wide, Inc. 5.00% due 09/01/26[1,2]	237,000	734,000	1,200,000	2,171,000	237,296	734,918	1,201,500	2,173,714
Mattamy Group Corp. 6.88% due 12/15/23[1,2]	193,000	709,000	1,157,000	2,059,000	203,615	747,995	1,220,635	2,172,245
6.50% due 10/01/25[2]	121,000	443,000	723,000	1,287,000	126,748	464,043	757,343	1,348,134
Tempur Sealy International, Inc. 5.63% due 10/15/23[1]	-	-	2,000,000	2,000,000	-	-	2,120,000	2,120,000
Speedway Motorsports, Inc. 5.13% due 02/01/23[1]	240,000	660,000	1,100,000	2,000,000	249,600	686,400	1,144,000	2,080,000
Beacon Escrow Corp. 4.88% due 11/01/25[2]	161,000	591,000	964,000	1,716,000	163,769	601,165	980,581	1,745,515
United Continental Holdings, Inc. 6.00% due 12/01/20[1]	-	-	1,500,000	1,500,000	-	-	1,635,000	1,635,000
CRC Escrow Issuer LLC / CRC Finco, Inc. 5.25% due 10/15/25[2]	81,000	297,000	484,000	862,000	81,733	299,688	488,380	869,801
Total Consumer, Cyclical				-	7,041,724	24,183,389	45,011,971	76,237,084

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
Communications - 8.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.91% due 07/23/25[1,7]	521,000	1,607,000	2,617,000	4,745,000	$ 555,118	$ 1,712,238	$ 2,788,379	$ 5,055,735
SFR Group S.A. 7.38% due 05/01/26[1,2]	330,000	1,640,000	2,678,000	4,648,000	355,988	1,769,149	2,888,892	5,014,029
CBS Radio, Inc. 7.25% due 11/01/24[1,2,7]	375,000	1,378,000	2,249,000	4,002,000	394,219	1,448,623	2,364,261	4,207,103
Frontier Communications Corp. 11.00% due 09/15/25[1,7]	513,000	1,616,000	2,769,000	4,898,000	437,974	1,379,661	2,364,034	4,181,669
Sprint Corp. 7.88% due 09/15/23[1]	333,000	1,225,000	2,000,000	3,558,000	372,960	1,371,999	2,239,999	3,984,958
7.63% due 02/15/25	161,000	589,000	965,000	1,715,000	176,899	647,164	1,060,294	1,884,357
CenturyLink, Inc. 6.75% due 12/01/23[1]	335,000	1,233,000	2,011,000	3,579,000	349,740	1,287,251	2,099,484	3,736,475
Hughes Satellite Systems Corp. 6.50% due 06/15/19[1]	264,000	1,052,000	1,718,000	3,034,000	280,500	1,117,750	1,825,375	3,223,625
AMC Networks, Inc. 4.75% due 12/15/22[1]	-	1,000,000	2,040,000	3,040,000	-	1,028,750	2,098,650	3,127,400
DISH DBS Corp. 5.88% due 11/15/24[1]	299,000	924,000	1,509,000	2,732,000	299,748	926,310	1,512,773	2,738,831
6.75% due 06/01/21[1]	-	700,000	800,000	1,500,000	-	736,750	842,000	1,578,750
5.88% due 03/15/26[1,2]	259,000	909,000	1,485,000	2,653,000	262,561	921,499	1,505,419	2,689,479
CommScope, Inc. 5.50% due 06/15/24[1,2,7]	500,000	-	1,500,000	2,000,000	522,499	-	1,567,500	2,089,999
Urban One, Inc. 7.38% due 04/15/22[1,2]	220,000	680,000	1,100,000	2,000,000	221,925	685,950	1,109,625	2,017,500
CCO Holdings LLC / CCO Holdings Capital Corp. 5.25% due 09/30/22[1]	-	550,000	1,400,000	1,950,000	-	567,531	1,444,625	2,012,156
CB Escrow Corp. 8.00% due 10/15/25[2]	161,000	589,000	965,000	1,715,000	167,038	611,088	1,001,188	1,779,314
Tribune Media Co. 5.88% due 07/15/22[1]	130,000	573,000	935,000	1,638,000	135,525	597,353	974,738	1,707,616
Total Communications				-	4,532,694	16,809,066	29,687,236	51,028,996
Energy - 7.5%
PDC Energy, Inc. 6.13% due 09/15/24[1]	425,000	1,316,000	2,150,000	3,891,000	445,718	1,380,154	2,254,812	4,080,684
Murphy Oil Corp. 5.75% due 08/15/25[1]	362,000	1,332,000	2,174,000	3,868,000	374,670	1,378,619	2,250,089	4,003,378
Parsley Energy LLC / Parsley Finance Corp. 5.63% due 10/15/27[2]	363,000	1,328,000	2,170,000	3,861,000	375,480	1,373,657	2,244,605	3,993,742
Oasis Petroleum, Inc. 6.88% due 01/15/23[1]	422,000	1,321,000	2,158,000	3,901,000	431,495	1,350,723	2,206,555	3,988,773
CONSOL Energy, Inc. 8.00% due 04/01/23[1]	269,000	1,158,000	1,891,000	3,318,000	289,175	1,244,850	2,032,825	3,566,850
Andeavor Logistics Limited Partnership / Tesoro Logistics Finance Corp. 6.13% due 10/15/21[1]	321,000	1,181,000	1,929,000	3,431,000	331,834	1,220,858	1,994,104	3,546,796
Genesis Energy, LP / Genesis Energy Finance Corp. 6.00% due 05/15/23[1]	290,000	1,157,000	1,896,000	3,343,000	292,175	1,165,678	1,910,220	3,368,073
PBF Holding Company LLC / PBF Finance Corp. 7.25% due 06/15/25[1,2]	281,000	1,032,000	1,686,000	2,999,000	291,186	1,069,410	1,747,118	3,107,714
Cheniere Corpus Christi Holdings LLC 5.13% due 06/30/27[1,2]	309,000	1,018,000	1,664,000	2,991,000	319,429	1,052,358	1,720,160	3,091,947
Continental Resources, Inc. 4.50% due 04/15/23[1]	332,000	1,026,000	1,676,000	3,034,000	336,980	1,041,390	1,701,140	3,079,510
SESI LLC 7.75% due 09/15/24[1,2]	240,000	892,000	1,456,000	2,588,000	249,000	925,450	1,510,600	2,685,050
Diamondback Energy, Inc. 4.75% due 11/01/24[1]	285,000	882,000	1,440,000	2,607,000	291,413	901,845	1,472,400	2,665,658
Whiting Petroleum Corp. 5.00% due 03/15/19[1]	191,000	902,000	1,474,000	2,567,000	193,626	914,403	1,494,268	2,602,297
CONSOL Mining Corp. 11.00% due 11/15/25[2]	217,000	797,000	1,302,000	2,316,000	222,968	818,918	1,337,805	2,379,691
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp. 7.50% due 05/01/25[2]	50,000	149,000	261,000	460,000	53,000	157,940	276,660	487,600
Total Energy					4,498,149	15,996,253	26,153,361	46,647,763

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
Basic Materials - 6.9%
NOVA Chemicals Corp. 5.00% due 05/01/25[1,2]	390,000	1,435,000	2,345,000	4,170,000	$ 397,800	$ 1,463,700	$ 2,391,899	$ 4,253,399
5.25% due 08/01/23[1,2]	400,000	1,000,000	1,600,000	3,000,000	414,000	1,035,000	1,656,000	3,105,000
First Quantum Minerals Ltd. 7.25% due 04/01/23[1,2]	200,000	1,250,000	2,044,000	3,494,000	212,000	1,324,999	2,166,639	3,703,638
FMG Resources August 2006 Pty Ltd. 9.75% due 03/01/22[1,2]	264,000	1,155,000	1,853,000	3,272,000	295,681	1,293,600	2,075,359	3,664,640
5.13% due 05/15/24[2]	94,000	291,000	477,000	862,000	97,055	300,458	492,503	890,016
4.75% due 05/15/22[2]	47,000	146,000	238,000	431,000	48,116	149,468	243,653	441,237
Commercial Metals Co. 4.88% due 05/15/23[1]	366,000	1,156,000	1,889,000	3,411,000	381,555	1,205,130	1,969,282	3,555,967
Alcoa Nederland Holding B.V. 6.75% due 09/30/24[2]	247,000	906,000	1,480,000	2,633,000	275,780	1,011,567	1,652,450	2,939,797
Tronox Finance LLC 7.50% due 03/15/22[1,2]	264,000	880,000	1,437,000	2,581,000	278,190	927,300	1,514,239	2,719,729
5.75% due 10/01/25[2]	61,000	223,000	364,000	648,000	63,821	233,314	380,835	677,970
TPC Group, Inc. 8.75% due 12/15/20[2]	283,000	908,000	1,483,000	2,674,000	278,048	892,110	1,457,048	2,627,206
Freeport-McMoRan, Inc. 2.38% due 03/15/18[1]	198,000	846,000	1,381,000	2,425,000	198,495	848,115	1,384,453	2,431,063
Kaiser Aluminum Corp. 5.88% due 05/15/24[1]	165,000	711,000	1,162,000	2,038,000	177,994	766,991	1,253,508	2,198,493
AK Steel Corp. 7.50% due 07/15/23[1]	200,000	900,000	900,000	2,000,000	217,250	977,625	977,625	2,172,500
Compass Minerals International, Inc. 4.88% due 07/15/24[1,2]	237,000	733,000	1,197,000	2,167,000	234,926	726,586	1,186,526	2,148,038
United States Steel Corp. 6.88% due 08/15/25[1]	161,000	591,000	964,000	1,716,000	164,119	602,451	982,678	1,749,248
Cornerstone Chemical Co. 6.75% due 08/15/24[2]	145,000	532,000	868,000	1,545,000	146,994	539,315	879,935	1,566,244
Big River Steel LLC / BRS Finance Corp. 7.25% due 09/01/25[2]	121,000	445,000	727,000	1,293,000	130,075	478,375	781,525	1,389,975
Kraton Polymers LLC / Kraton Polymers Capital Corp. 10.50% due 04/15/23[2]	95,000	294,000	480,000	869,000	108,300	335,160	547,200	990,660
Total Basic Materials					4,120,199	15,111,264	23,993,357	43,224,820

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
Industrial - 6.1%
MasTec, Inc. 4.88% due 03/15/23[1]	483,000	1,620,000	2,612,000	4,715,000	$ 497,490	$ 1,668,600	$ 2,690,360	$ 4,856,450
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc. 8.13% due 11/15/21[1,2]	576,000	1,586,000	2,584,000	4,746,000	509,760	1,403,610	2,286,840	4,200,210
Louisiana-Pacific Corp. 4.88% due 09/15/24[1]	311,000	1,317,000	2,151,000	3,779,000	321,496	1,361,449	2,223,596	3,906,541
Energizer Holdings, Inc. 5.50% due 06/15/25[1,2,7]	415,000	1,155,000	1,925,000	3,495,000	436,788	1,215,638	2,026,063	3,678,489
Xerium Technologies, Inc. 9.50% due 08/15/21[1]	321,000	1,181,000	1,930,000	3,432,000	330,534	1,216,076	1,987,320	3,533,930
CNH Industrial Capital LLC 3.38% due 07/15/19	271,000	1,164,000	1,902,000	3,337,000	276,081	1,185,825	1,937,663	3,399,569
Ball Corp. 4.38% due 12/15/20	301,000	1,107,000	1,808,000	3,216,000	317,179	1,166,501	1,905,180	3,388,860
TransDigm, Inc. 6.38% due 06/15/26[1]	300,000	990,000	1,618,000	2,908,000	306,000	1,009,800	1,650,360	2,966,160
Shape Technologies Group, Inc. 7.63% due 02/01/20[1,2]	300,000	910,000	1,472,000	2,682,000	309,936	940,139	1,520,753	2,770,828
Navios Maritime Holdings Incorporated / Navios Maritime Finance II US Inc. 7.38% due 01/15/22[2]	216,000	931,000	1,520,000	2,667,000	178,200	768,075	1,254,000	2,200,275
Eletson Holdings, Inc. 9.63% due 01/15/22[1,2]	277,000	858,000	1,400,000	2,535,000	197,363	611,325	997,500	1,806,188
KLX, Inc. 5.88% due 12/01/22[1,2]	-	-	1,000,000	1,000,000	-	-	1,050,000	1,050,000
Total Industrial					3,680,827	12,547,038	21,529,635	37,757,500
Technology - 3.7%
Seagate HDD Cayman 4.75% due 01/01/25[1]	399,000	1,468,000	2,397,000	4,264,000	396,014	1,457,015	2,379,063	4,232,092
Seagate HDD Cayman 4.25% due 03/01/22[1,2]	450,000	1,550,000	-	2,000,000	457,799	1,576,862	-	2,034,661
Qorvo, Inc. 6.75% due 12/01/23[1]	275,000	1,162,000	1,898,000	3,335,000	298,719	1,262,222	2,061,703	3,622,644
7.00% due 12/01/25[1]	-	500,000	1,000,000	1,500,000	-	572,025	1,144,050	1,716,075
Western Digital Corp. 10.50% due 04/01/24[1]	228,000	971,000	1,587,000	2,786,000	268,128	1,141,896	1,866,312	3,276,336
West Corp. 8.50% due 10/15/25[1,2]	272,000	1,000,000	1,635,000	2,907,000	265,540	976,250	1,596,169	2,837,959
First Data Corp. 5.38% due 08/15/23[1,2]	192,000	826,000	1,348,000	2,366,000	200,400	862,138	1,406,975	2,469,513
5.00% due 01/15/24[1,2]	500,000	-	-	500,000	521,250	-	-	521,250
Entegris, Inc. 6.00% due 04/01/22[1,2]	-	-	1,500,000	1,500,000	-	-	1,569,375	1,569,375
ACI Worldwide, Inc. 6.38% due 08/15/20[1,2]	-	-	1,000,000	1,000,000	-	-	1,019,875	1,019,875
Total Technology					2,407,850	7,848,408	13,043,522	23,299,780
Financial - 2.5%
Starwood Property Trust, Inc. 5.00% due 12/15/21[1]	357,000	1,164,000	2,279,000	3,800,000	374,850	1,222,200	2,392,950	3,990,000
Credit Acceptance Corp. 7.38% due 03/15/23[1]	312,000	1,321,000	2,158,000	3,791,000	329,160	1,393,655	2,276,690	3,999,505
Navient Corp. 5.50% due 01/15/19[1]	237,000	1,026,000	1,674,000	2,937,000	244,999	1,060,628	1,730,498	3,036,125
Alliance Data Systems Corp. 6.38% due 04/01/20[1,2,7]	500,000	-	1,500,000	2,000,000	506,875	-	1,520,625	2,027,500
5.88% due 11/01/21[1,2]	-	-	1,200,000	1,200,000	-	-	1,245,000	1,245,000
Ally Financial, Inc. 8.00% due 03/15/20[1]	-	-	1,100,000	1,100,000	-	-	1,238,875	1,238,875
Total Financial					1,455,884	3,676,483	10,404,638	15,537,005
Utilities - 0.6%
AmeriGas Partners, LP / AmeriGas Finance Corp. 5.75% due 05/20/27	275,000	1,180,000	1,929,000	3,384,000	282,219	1,210,975	1,979,636	3,472,830
Total Utilities					282,219	1,210,975	1,979,636	3,472,830
Total Corporate Bonds (Cost $383,412,380)					37,427,668	125,963,812	227,735,076	391,126,556

				Pro Forma				Pro Forma
				Combined Fund				Combined Fund
				(LCM and AGC				(LCM and AGC
	LCM	AGC	AVK	into AVK)	LCM	AGC	AVK	into AVK)
	Face Amount ~				Value
SENIOR FLOATING RATE INTERESTS††,6 - 1.7%
Consumer, Cyclical - 0.8%
PetSmart, Inc. 4.35% (3 Month USD LIBOR + 300 bps) due 03/10/22	432,563	1,339,264	2,187,563	3,959,390	$ 372,748	$ 1,154,069	$ 1,885,065	$ 3,411,882
Intrawest Resorts Holdings, Inc. 4.63% (3 Month USD LIBOR + 325 bps) due 07/31/24	164,700	658,400	1,074,900	1,898,000	165,318	660,869	1,078,931	1,905,118
Total Consumer, Cyclical					538,066	1,814,938	2,963,996	5,317,000
Communications - 0.5%
Sprint Communications, Inc. 3.75% (3 Month USD LIBOR + 250 bps) due 02/02/24	326,360	1,009,925	1,648,715	2,985,000	327,700	1,014,073	1,655,486	2,997,259
Total Communications					327,700	1,014,073	1,655,486	2,997,259
Consumer, Non-cyclical - 0.4%
SUPERVALU, Inc. 4.83% (3 Month USD LIBOR + 350 bps) due 06/08/24	-	945,250	1,542,250	2,487,500	-	912,166	1,488,271	2,400,437
Total Consumer, Non-cyclical					-	912,166	1,488,271	2,400,437
Total Senior Floating Rate Interests (Cost $11,345,788)					865,766	3,741,177	6,107,753	10,714,696

Total Investments - 161.5% (Cost $961,587,771)					122,212,102	307,070,120	576,909,665	1,006,191,887
Other Assets & Liabilities, net - (61.5)%					(35,452,483)	(122,993,554)	(223,520,630)	(383,050,667)	[10]
Total Net Assets - 100.0%					86,759,619	184,076,566	353,389,035	623,141,220

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at October 31, 2017	Net Unrealized Appreciation / Depreciation
Bank of New York Mellon	(20,395,437)	EUR	12/14/2017	$ 24,436,802	$ 23,821,147	$ 615,655
Bank of New York Mellon	(2,383,315,000)	JPY	12/14/2017	21,719,044	21,021,074	697,970
Bank of New York Mellon	(7,922,000)	CAD	12/14/2017	6,530,646	6,148,057	382,589
Bank of New York Mellon	(2,668,000)	CHF	12/14/2017	2,797,819	2,685,079	112,740
Bank of New York Mellon	127,000	GBP	12/14/2017	(166,187)	(168,886)	2,699
Bank of New York Mellon	(3,221,653)	GBP	12/14/2017	4,285,282	4,284,192	1,090
					Total Appreciation	1,812,743
Bank of New York Mellon	(197,182,000)	JPY	12/14/2017	1,734,761	1,739,165	(4,404)
Bank of New York Mellon	2,778,000	EUR	12/14/2017	(3,273,576)	(3,244,606)	(28,970)
					Total Depreciation	(33,374)
~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Percentages of total net assets of the combined pro forma.
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1	All or a portion of these securities have been physically segregated or earmarked in connection with borrowings and reverse repurchase agreements. As of October 31, 2017, the total value of the positions segregated was $599,401,383
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or
Section 4(a)(2) securities is $283,352,218 (cost $273,042,089), or 45.4% of total net assets.
3	Rate indicated is the 7 day yield as of October 31, 2017.
4	Zero coupon rate security.
5	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
6	Variable rate security. Rate indicated is rate effective at October 31, 2017.
7	A portion of this security has been rehypothicated in connection with the Fund’s revolving credit agreement. $32,611,735 in aggregate has been rehypothicated.
8	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.
9	Perpetual Maturity
10	Includes $1,084,000 of reorganization costs

plc	Public Limited Company
LIBOR	London Interbank Offered Rate
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 2 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$79,717,830	$-	$-	$79,717,830
Convertible Preferred Stocks	55,522,144	-	-	55,522,144
Money Market Fund	38,334,384	-	-	38,334,384
Convertible Bonds	-	430,776,277	-	430,776,277
Corporate Bonds	-	391,126,556	-	391,126,556
Senior Floating Rate Interests	-	10,714,696	-	10,714,696
Forward Foreign Currency Exchange Contracts*	-	1,812,743	-	1,812,743
Total Assets	$173,574,358	$834,430,272	$-	$1,008,004,630

Investments in Securities (Liabilites)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts*	$-	$33,374	$-	$33,374.00
	* These amounts are reported as unrealized gain / (loss) as of October 31, 2017
Please refer to the detailed portfolio for the breakdown of investment type by industry category.

The Fund did not hold any Level 3 securities during the year ended October 31, 2017. Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended October 31, 2017, there were no transfers between levels.

Pro Forma Statement of Assets and Liabilities
October 31, 2017 (Unaudited)
						Proforma
						Combined Fund
	LCM	AGC	AVK	Adjustments		(LCM and AGC into AVK)
Assets
Investments, at value	$ 122,212,102	$ 307,070,120	$ 576,909,665			$ 1,006,191,887
Foreign Currency, at value	405,559	608,172	-			1,013,731
Cash	-	7,345	6,491			13,836
Unrealized appreciation on forward foreign currency exchange contracts	575,194	1,196,295	41,254			1,812,743
Receivables:
Interest	804,413	2,391,753	4,636,285			7,832,451
Investments sold	775,575	3,729,188	1,651,433			6,156,196
Dividends	71,583	185,358	392,506			649,447
Tax reclaims	20,066	62,014	1,690			83,770
Other assets	5,619	9,452	20,920			35,991
Total assets	124,870,111	315,259,697	583,660,244			1,023,790,052

Liabilities
Margin loan	-	80,000,000	150,000,000			230,000,000
Reverse repurchase agreements	-	45,000,000	77,000,000			122,000,000
Borrowings	35,000,000	-	-			35,000,000
Unrealized depreciation on forward foreign currency exchange contracts	8,294	25,080	-			33,374
Interest due on borrowings	7,300	6,792	12,255			26,347
Payable for:
Investments purchased	2,806,306	5,639,358	2,539,776			10,985,440
Professional fees	122,138	156,487	203,540			482,165
Investment management fees	52,565	157,683	-			210,248
Investment advisory fees	50,504	105,122	266,732			422,358
Servicing fees	-	-	103,729			103,729
Reorganization fees	-	-	-	1,084,000	(1)	1,084,000
Other fees	63,385	92,609	145,177			301,171
Total liabilities	38,110,492	131,183,131	230,271,209			400,648,832
Net Assets	$ 86,759,619	$ 184,076,566	$ 353,389,035			$ 623,141,220

Net Assets Consist of:
Common stock, $0.01 par value per share (1) (2)	$ 9,182	$ 27,367	$ 20,044			$ 56,593
Additional paid-in capital	87,589,558	193,512,621	360,576,088	(1,084,000)	(1)	640,594,267
Distributions in excess of net investment income	(1,459,214)	(2,621,462)	(995,941)			(5,076,617)
Accumulated net realized gain/(loss) on investments, written options, swap agreements, forward foreign currency exchange contracts and foreign currency transactions	(6,094,898)	(19,435,060)	(33,362,973)			(58,892,931)
Net unrealized appreciation/(depreciation) on investments, written options, swap agreements, forward foreign currency exchange contracts and foreign currency transactions	6,714,991	12,593,100	27,151,817			46,459,908
Net Assets	$ 86,759,619	$ 184,076,566	$ 353,389,035	(1,084,000)		$ 623,141,220
Shares outstanding ($0.001 par value with unlimited amount authorized)	9,182,041	27,367,344	20,043,745	(21,239,271)	(2)	35,353,859
Net Asset Value	$ 9.45	$ 6.73	$ 17.63			$ 17.63

Investments, at cost	$ 116,107,287	$ 295,681,830	$ 549,798,654			$ 961,587,771
Foreign Currency, at cost	$ 404,385	$ 606,410	$ -			$ 1,010,795

(1) Reflects the charge for estimated reorganization expenses.
(2) Reflects the capitalization adjustments giving the effect of the transfer of shares of AVK, which LCM and AGC shareholders will receive as if the Reorganization had taken place on October 31, 2017. The foregoing should not be relied upon to reflect the number of shares of AVK that actually will be received on or after such date.

Pro Forma Statement of Operations
For the year ended October 31, 2017 (Unaudited)
					Proforma
					Combined Fund
	LCM	AGC	AVK	Adjustments	(LCM and AGC into AVK)
Investment Income
Dividends (net of foreign withholding taxes of $185,796)	$ 906,540	$ 2,200,688	$ 4,804,613		$ 7,911,841
Interest	4,477,281	11,965,588	21,985,130		38,427,999
Total income	5,383,821	14,166,276	26,789,743		46,339,840

Expenses
Interest expense	930,278	2,934,314	4,861,042	(1,268,962)	7,456,672
Investment management fees	809,829	2,133,142	-	(2,942,971)	-
Investment advisory fees	778,071	1,422,094	3,493,570	(256,935)	5,436,800
Servicing fees	-	-	1,369,002	745,309	2,114,311
Professional fees	330,946	239,959	272,252	(576,000)	267,157
Trustee fees and expenses*	162,747	165,758	163,935	(67,440)	425,000
Printing fees	73,284	150,196	156,241	(246,721)	133,000
Fund accounting fees	57,513	43,375	123,207	(48,584)	175,511
Administration fees	43,667	86,105	137,786	(76,877)	190,681
Insurance	27,519	45,670	84,320	(32,509)	125,000
NYSE listing fees	23,725	31,354	23,725	(43,804)	35,000
Transfer agent fees	18,484	20,136	19,556	(35,176)	23,000
Custodian fees	10,318	27,722	27,087	(19,957)	45,170
Other expenses	18,241	31,592	40,266	(75,099)	15,000
Total expenses	3,284,622	7,331,417	10,771,989	(4,945,726)	16,442,302
Net investment income	2,099,199	6,834,859	16,017,754		29,897,538

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,304,897	7,642,006	20,935,854		32,882,757
Foreign currency transactions	330,351	685,563	78,197		1,094,111
Forward foreign currency exchange contracts	67,418	(850,800)	111,133		(672,249)
Purchased options	(8,075)	(21,312)	(39,249)		(68,636)
Written options	59,000	43,031	113,911		215,942
Swap agreements	(125,652)	(285,248)	(532,767)		(943,667)
Net realized gain	4,627,939	7,213,240	20,667,079		32,508,258
Net change in unrealized appreciation (depreciation) on:
Investments	6,613,718	12,963,509	21,533,669		41,110,896
Foreign currency translations	19,338	42,823	2,052		64,213
Forward foreign currency exchange contracts	(408,967)	(973,220)	(318,424)		(1,700,611)
Swap agreements	104,124	235,242	444,479		783,845
Net change in unrealized appreciation (depreciation)	6,328,213	12,268,354	21,661,776		40,258,343
Net realized and unrealized gain	10,956,152	19,481,594	42,328,855		72,766,601
Net increase in net assets resulting from operations	$ 13,055,351	$ 26,316,453	$ 58,346,609		$ 102,664,139

* Relates to Trustees not deemed “interested persons” within the meaning of section 2(a)(19) of the 1940 Act.

See notes to financial statements.

Notes to Pro Forma Financial Statements (Unaudited)    October 31, 2017

Note 1 - Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganizations of Advent Claymore Enhanced Growth and Income Fund (“LCM”), and Advent Claymore Convertible Securities and Income Fund II (“AGC”) (collectively, the “Target Funds”), into Advent Claymore Convertible Securities and Income Fund (“AVK“ or the “Acquiring Fund”) (the “Reorganizations”). LCM, AGC and AVK are registered as diversified, closed-end investment companies under the Investment Company Act of 1940.

The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds and Acquiring Fund as of October 31, 2017.

Under the terms of the Reorganizations, the combination of the Target Funds and the Acquiring Fund will be accounted for as a tax-free reorganization; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders, as a result of the Reorganizations. In the Reorganizations, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of the Acquiring Fund. The aggregate NAV of the Acquiring Fund Shares received by the shareholders of the Target Fund in the Reorganizations will equal the aggregate NAV of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of the Reorganizations.

The total costs of the Reorganizations are estimated to be $1,084,000 and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $101,333 for the Acquiring Fund, $304,089 for LCM and $678,578 for AGC.  Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations will be borne by the Target Funds and Acquiring Fund. The costs associated with the Reorganization will be allocated in proportion to the projected expense savings to be realized by each Fund as a result of the Reorganizations.

The Pro Forma Statement of Assets and Liabilities and the Pro Forma Statement of Operations are presented for the Acquiring Fund and Target Funds Pro Forma for the period from November 1, 2016 through October 31, 2017 (the “reporting period” or “the current fiscal period”).

Following the Reorganizations, the Acquiring Fund will be the accounting survivor (the “surviving fund”). The surviving fund will have the portfolio manager, portfolio compositions, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund in effect following the Reorganizations, as described in the Joint Proxy Statement/Prospectus. In accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Reorganizations will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. If the Reorganizations had occurred as of October 31, 2017, the Target Funds would not have been required to dispose of any of their portfolio securities in order to comply with the Acquiring Fund’s investment policies and restrictions. To the extent that portfolio holdings are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders (including former Target Fund shareholder who hold shares of the Acquiring Fund following the Reorganizations). If such repositioning had been completed as of October 31, 2017, the Acquiring Fund would not have realized any net capital gains.

The accompanying pro forma financial statements and notes to pro forma financial statements should be read in conjunction with the financial statements of the Target Funds and the Acquiring Fund included in their annual reports.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)
October 31, 2017

Note 2 – General Information and Significant Accounting Policies
No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

The shares of the Advent Claymore Convertible Securities and Income Fund Pro Forma will continue to trade on the New York Stock Exchange (“NYSE”) under the ticker symbol AVK.

Investment Objectives and Principal Investment Strategies
The Acquiring Fund’s primary investment objective is to provide total return, through a combination of capital appreciation and current income. Under normal market conditions, the Acquiring Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities.

Significant Accounting Policies:
The Acquiring Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of over-the-counter (“OTC”) swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of October 31, 2017.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. OTC derivative contracts including forward currency contracts, swap contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Due from Broker
Amounts due from broker, if any, may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.

 (e) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.

As of October 31, 2017, there was no restricted cash outstanding.

 (f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

 (h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on Purchased options on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as written options, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.

(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.

Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities.

The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swap agreements on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.

(j) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included in realized gain (loss) on forward foreign currency exchange contracts on the Statement of Operations.

Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(l) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund delivers to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

(m) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income-producing securities including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.

(n) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(o) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:
Pursuant to the Investment Management Agreement (the “Agreement”) between the Fund and Advent Capital Management, LLC (“Advent” or the “Investment Adviser”), the Investment Adviser is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) less the sum of accrued liabilities (other than debt representing financial leverage, if any). In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the year ended October 31, 2017, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.

(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC, the Fund’s servicing agent (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund’s Managed Assets. The fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets.

(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.20% of the average value of the Fund’s Managed Assets.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

MUFG Investor Services (US), LLC (“MUIS”) provides fund administration services to the Fund. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

As of October 31, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized less for all securities for which there was an excess of tax cost over value, were as follows:

Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation
$966,277,444	$66,851,316	$(26,936,873)	$39,914,443

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income adjustments for tax purposes on certain convertible securities.

As of October 31, 2017, the tax components of accumulated earnings/(losses) (excluding paid-in capital) were as follows:

Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital Loss)
$-	$(56,093,813)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.

At October 31, 2017, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Expires in 2019	Unlimited Short-Term	Unlimited Long-Term	Total Capital Loss Carryforward
$3,685,589	$30,113,293	$22,294,931	$56,093,813

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.

Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.

Speculation – the use of an instrument to express macro-economic and other investment views.

(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).

As of October 31, 2017, there were no call or put options outstanding.

(b) Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on forward foreign currency exchange contracts.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

(c) Swap Agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the

Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.

Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if any.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

There were no credit default swap agreements outstanding as of October 31, 2017.

(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2017.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments ($000s):
	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	$1,812	Unrealized depreciation on forward foreign currency exchange contracts	$33
Total		$1,812		$33

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended October 31, 2017.

	Effect of Derivative Instruments on the Statement of Operations: ($000s)
	Amount of Realized Gain/(Loss) on Derivatives
Primary Risk Exposure	Written Options	Purchased Options	Swap Agreements	Forward Foreign Currency Exchange Contracts	Total
Equity risk	$216	$(68)	$-	$-	$148
Credit risk	-	-	(944)	-	(944)
Foreign Exchange Risk	-	-	-	(673)	(673)
Total	$216	$(68)	$(944)	$(673)	$(1,469)
	Change in Unrealized Appreciation/(Depreciation) on Derivatives ($000s)
Primary Risk Exposure		Swap Agreements	Forward Foreign Currency Exchange Contracts	Total
Credit Risk		$783	$-	$783
Foreign Exchange Risk		-	(1,700)	(1,700)
Total		$783	$(1,700)	$(917)

Note 6 – Borrowings:

On November 9, 2012, the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. An unused commitment fee of 0.25% is charged on the difference between the $150,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations. On December 20, 2012, the Fund borrowed $170,000,000 under the margin loan agreement. As of October 31, 2017, there was $150,000,000 outstanding in connection with the Fund’s margin loan agreement. The average daily amount of borrowings on the margin loan during the year ended October 31, 2017 was $166,602,740 with a related average interest rate of 1.74%.

On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expired on December 20, 2015. The interest rate on the reverse repurchase agreement was 1.63%. On December 9, 2015, the Fund terminated its $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch. Concurrent with this termination on December 9th, the Fund entered into a $92,000,000 reverse repurchase agreement with Société Générale with an initial scheduled expiration date of December 9, 2017. The interest rate on the reverse repurchase agreement is 2.34%.  The average daily amount of the reverse repurchase agreement during the year ended October 31, 2017 was $88,835,616 with a related average interest rate of 2.34%.

The average borrowings for the year ended October 31, 2017 was $255,438,356 at an average interest rate of 1.95%.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of October 31, 2017, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and Continuous	Up to 30 days	31 – 90 days	Greater than 90 days	Total
Common Stock	$ -	$ -	$ 18,518,428	$ -	$ 18,518,428
Convertible Bonds	-	-	45,727,588	-	45,727,588
Corporate Bonds	-	-	53,211,579	-	53,211,579
Convertible Preferred Stocks	-	-	4,542,405	-	4,542,405
Total Borrowings	$ -	$ -	$122,000,000	$ -	$122,000,000
Gross amount of recognized liabilities for reverse repurchase agreements	$ -	$ -	$122,000,000	$ -	$122,000,000

As of October 31, 2017, the total amount of securities segregated in connection with borrowings and reverse repurchase agreements was $348,760,250

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment. The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

Note 7 – Subsequent Event:

On December 15, 2017, the Fund terminated its existing margin loan agreement and repaid the $150,000,000 loan amount outstanding thereunder. Concurrent with this termination and repayment on December 15, 2017, the Fund entered into a new senior secured credit agreement and an amended and restated reverse repurchase agreement with Société Générale. Under the terms of the new credit agreement, the Fund’s credit facility is as follows: 175-day evergreen maturity floating rate: $20,000,000; 3-year maturity fixed rate: $65,000,000; and 5-year maturity fixed rate: $65,000,000. The interest rates on the credit facility are as follows: 175-day evergreen floating: 3-month LIBOR + 0.85%; 3-year fixed: 3.43%; and 5-year fixed: 3.83%. The Fund pays a commitment fee on the undrawn portion of the 175-day evergreen facility in the amount of 0.25% per annum. Under the terms of the new reverse repurchase agreement, the Fund’s repurchase facility is as follows: 175-day evergreen floating: $13,000,000; 3-year fixed: $32,000,000; and 5-year fixed: $32,000,000. The interest rate on each tranche of the reverse repurchase agreement is the same as the rate on the credit-facility tranche of the same tenor and rate type. The Fund borrowed $150,000,000 under the new credit facility on December 15, 2017.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

APPENDIX B
PROXY VOTING POLICIES
 FOR THE ADVENT-ADVISED FUNDS
ADVENT CAPITAL MANAGEMENT, LLC
 PROXY VOTING POLICY AND PROCEDURES

A. Voting Policy
It is the policy of Advent that in every case where Advent is presented with the opportunity to exercise voting authority with respect to a Client’s Securities, Advent will vote all Securities held by the Client in the best interest of the Client unless under the facts and circumstances the Chief Compliance Officer determines that voting is not reasonably practicable (such as, but not limited to, where English-language translations of proxy materials are not available).
Advent believes the best interest of the Client means the Client’s best economic interests over the long-term – that is, the interest of the Client in seeing the value of its investment increase over time.  Advent generally invests in a company only if Advent believes that the company’s management seeks to serve shareholders’ best interests.  As a result, Advent believes that management decisions and recommendations with respect to solicited issues generally are likely to be in the shareholders’ and Clients’ best interests.
In the case of social issue proxy proposals, which often range from divestment from geographical or industrial representation to environmental or other matters, it is the policy of Advent that the merit of the social issues should not take precedence over financial ones.  Advent will consider voting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.
B. Duty to Vote Proxies
Advent acknowledges that it is part of its fiduciary duty to its Clients to vote Client proxies, except in cases in which the cost of doing so, in the opinion of Advent, would exceed the expected benefits to the Client.  This may be particularly true in the case of non-U.S. Securities.  While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on Advent’s ability to vote such proxies.  The logistical problems include, but are not limited to:  (1) proxy statements and ballots being written in a language other than English; (2) untimely and/or inadequate notice of shareholder meetings; (3) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (4) requirements to vote proxies in person; (5) the imposition of restrictions on the sale of the Securities for a period of time in proximity to the shareholder meeting; and (6) requirements to provide local agents with power of attorney to facilitate Advent’s voting instructions.  Accordingly, Advent may conduct a cost-benefit analysis in determining whether to attempt to vote its Clients’ shares at a non-US company’s meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Advent believes its Clients will derive by voting on the company’s proposal, Advent may decide not to attempt to vote at the meeting.

C. Voting Procedure
Advent does not take investment positions outside of the Clients it manages and therefore does not anticipate a situation where there would be a conflict between maximizing long-term investment returns for Clients and interests of Advent.  If such a situation should arise involving a Public Security, the Compliance Committee will independently review and evaluate the proxy proposal and the circumstances surrounding the conflict to determine the vote, which will be in the best interest of the Client.  The Compliance Committee may also determine whether the conflict of interest involving the Public Security will be disclosed to the Clients (and/or Investors) and whether to obtain consent prior to voting.
The Investment Team will identify a staff member who is responsible for voting proxies, and in the absence of that person, the General Counsel or another individual designated by the Chief Administrative Officer will vote proxies.  In deciding how to vote a proxy, these persons are permitted but not required to consult with appropriate members of the Investment Team.  They may also consult with the Chief Financial Officer and such other Persons as they deem advisable.
Although the proxy voting process is well established in the United States, voting the proxies of foreign companies may involve a number of logistical problems that have a detrimental effect on Advent’s ability to vote such proxies.  The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote in person.  Such proxies are voted on a best-efforts basis given the above logistical problems.
D. Disclosure to Clients
Advent will disclose the Proxy Voting Procedures to its Clients.  Advent’s disclosure will consist of a “concise summary” of its proxy voting policies and procedures.  This disclosure will also tell Clients how to get a complete copy of Advent’s Proxy Voting Procedures.  The proxy voting disclosure will be provided to existing Clients.  Advent will provide any Client, upon written request, with a tabulation of how such Client’s proxies were voted by Advent.

PART C: OTHER INFORMATION
ITEM 15. Indemnification
Reference is made to Article V, Sections 1 through 5, of the Registrant’s Agreement and Declaration of Trust, as amended, a copy of which was filed as an exhibit to pre-effective amendment no. 1 to the Registrant’s Registration Statement on Form N-2 filed on April 3, 2003, and which is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund’s Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 16. Exhibits
Exhibit No.	Description of Exhibit
(1)(a)	Agreement and Declaration of Trust, dated February 19, 2003 (a)
(b)	Certificate of Amendment to the Agreement and Declaration of Trust, dated September 20, 2005*
(2)	Second Amended and Restated Bylaws of the Registrant (b)
(3)	Not applicable
(4)	Form of Agreement and Plan of Merger is filed as Appendix B to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement
(5)	Not applicable
(6)	Investment Management Agreement between the Registrant and Advent Capital Management, LLC, dated April 23, 2003 (c)
(7)	Not applicable
(8)	Not applicable
(9)(a)	Custodian Agreement between the Registrant and The Bank of New York Mellon, dated May 2, 2003*
(9)(b)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon, dated May 2, 2003*
(10)	Not applicable
(11)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP**
(12)	Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP**
(13)(a)	Servicing Agreement between the Registrant and Guggenheim Funds Distributors, LLC, dated March 18, 2018*
(b)(i)	Credit Agreement between the Registrant and Société Générale, dated December 15, 2017*
(b)(ii)	Security Agreement between the Registrant and Société Générale, dated December 15, 2017*
(b)(iii)	Collateral Account Control Agreement between the Registrant, Société Générale and The Bank of New York Mellon, dated December 15, 2017*
(c)(i)	Transfer Agency and Service Agreement between the Registrant and Computershare Inc., dated December 1, 2015*
(c)(ii)	Fee and Service Schedule for Stock Transfer Services between the Registrant and Computershare Inc., dated December 1, 2015*
(c)(iii)	First Amendment to the Transfer Agency and Service Agreement between Registrant and Computershare Inc., dated March 20, 2017*
(d)(i)	Fund Administration Agreement between the Registrant and MUFG Investor Services (US), LLC, dated June 20, 2013*
(d)(ii)	Amendment to the Fund Administration Agreement between the Registrant and MUFG Investor Services (US), LLC, dated September 28, 2016*

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(e)(i)	Fund Accounting Agreement between the Registrant and The Bank of New York Mellon, dated May 2, 2003*
(e)(ii)	Addendum to the Fund Accounting Agreement between the Registrant and the Bank of New York Mellon, dated June 20, 2003*
(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant, Advent Claymore Convertible Securities and Income Fund II and Advent/Claymore Enhanced Growth & Income Fund*
(15)	Not applicable
(16)	Power of Attorney*
(17)(a)	Form of Proxy Card for Registrant*
(b)	Form of Proxy Card for Advent Claymore Convertible Securities and Income Fund II*
(c)	Form of Proxy Card for Advent/Claymore Enhanced Growth & Income Fund*

*	Filed herewith.
**	To be filed by post-effective amendment.
(a)	Incorporated by reference to Exhibit (a) to the Registrations Registration Statement on Form N-2/A, filed on April 3, 2003.
(b)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Form 8-K filed on March 13, 2018.
(c)	Incorporated by reference to Exhibit (g)(1) to the Registrant’s Registration Statement on Form N-2/A, filed on April 28 2003.
ITEM 17. Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Mergers within a reasonably prompt time after receipt of such opinions.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 12th day of April, 2018.
ADVENT CLAYMORE CONVERTIBLE SECURITIES & INCOME FUND
BY: /s/ Tracy V. Maitland
Name:         Tracy V. Maitland
Title:           President and Chief Executive Officer
As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Tracy V. Maitland	President and Chief Executive Officer	April 12, 2018
Tracy V. Maitland
/s/ Robert White	Chief Financial Officer and Treasurer	April 12, 2018
Robert White
*	Trustee	April 12, 2018
Randall C. Barnes
*	Trustee	April 12, 2018
Daniel L. Black
*	Trustee	April 12, 2018
Derek Medina
*	Trustee	April 12, 2018
Ronald A. Nyberg
*	Trustee	April 12, 2018
Gerald L. Seizert
*	Trustee	April 12, 2018
Michael A. Smart
*By: /s/ Edward C. Delk Edward C. Delk Attorney-in-Fact	April 12, 2018

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EXHIBIT INDEX
Exhibit No.	Description of Exhibit
(9)(a)	Custodian Agreement between the Registrant and The Bank of New York Mellon
(9)(b)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon
(13)(a)	Servicing Agreement between the Registrant and Guggenheim Funds Distributors, LLC
(13)(b)(i)	Credit Agreement between the Registrant and Société Générale
(13)(b)(ii)	Security Agreement between the Registrant and Société Générale
(13)(b)(iii)	Collateral Account Control Agreement between the Registrant, Société Générale and The Bank of New York Mellon
(13)(c)(i)	Transfer Agency and Service Agreement between the Registrant and Computershare Inc.
(13)(c)(ii)	Fee and Service Schedule for Stock Transfer Services between the Registrant and Computershare Inc.
(13)(c)(iii)	First Amendment to the Transfer Agency and Service Agreement between Registrant and Computershare Inc.
(13)(d)(i)	Fund Administration Agreement between the Registrant and MUFG Investor Services (US), LLC
(13)(d)(ii)	Amendment to the Fund Administration Agreement between the Registrant and MUFG Investor Services (US), LLC
(13)(e)(i)	Fund Accounting Agreement between the Registrant and The Bank of New York Mellon
(13)(e)(ii)	Addendum to the Fund Accounting Agreement between the Registrant and the Bank of New York Mellon
(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant, Advent Claymore Convertible Securities and Income Fund II and Advent/Claymore Enhanced Growth & Income Fund
(16)	Power of Attorney
(17)(a)	Form of Proxy Card for Registrant
(17)(b)	Form of Proxy Card for Advent Claymore Convertible Securities and Income Fund II
(17)(c)	Form of Proxy Card for Advent/Claymore Enhanced Growth & Income Fund

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